[NATIONS FUNDS LOGO]


Government
& Corporate
Bond Funds


Annual Report For The
Year Ended March 31, 1998


                                                               [PICTURE OF TREE]

                                                  Investments For A Lifetime(SM)

                                                                         Nations
                                                                      Short-Term
                                                                     Income Fund

                                                                         Nations
                                                              Short-Intermediate
                                                                 Government Fund

                                                                         Nations
                                                                      Government
                                                                 Securities Fund

                                                                         Nations
                                                                       Strategic
                                                               Fixed Income Fund

                                                                         Nations
                                                                 U.S. Government
                                                                       Bond Fund

                                                                         Nations
                                                                     Diversified
                                                                     Income Fund

                                                                         Nations
                                                               Global Government
                                                                     Income Fund

                         [BACKGROUND DEPICTING BASKETS]



















This Report is submitted for
the general information of
shareholders of Nations Funds.
This material must be preceded or
accompanied by a current Nations
Funds prospectus.

Nations Funds Distributor:
Stephens Inc. Stephens Inc., which
is not affiliated with NationsBank,
N.A., is not a bank, and securities
offered by it are not guaranteed by
any bank or insured by the FDIC.
Stephens Inc., member NYSE, SIPC.

Nations Funds Investment Adviser:
NationsBanc Advisors, Inc.
Nations Funds Investment Sub-
Advisers: TradeStreet Investment
Associates, Inc., Gartmore Global
Partners, Boatmen's Capital
Management, Inc. and Marsico
Capital Management, LLC.


-----------------
[DOWNWARD ARROW]
    NOT FDIC-
     INSURED
-----------------
  May Lose Value
-----------------
No Bank Guarantee
-----------------

Presidents'
Message
                         Dear Shareholder:

                         The past 12 months have been very rewarding for many investors. Even with domestic markets feeling the effects of the Asian financial crisis, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) -- a widely known indicator of stock market activity -- returned 47.98%.*

                         Even though the markets have experienced recent success, the prudent investor realizes these conditions cannot continue indefinitely. While the markets have continued to perform well during the first three months of 1998, we encourage you to consider:

                         -- BUILDING A DIVERSIFIED PORTFOLIO. A portfolio
                            comprised of different types of
                            investments -- stocks, bonds, money market instruments -- has the potential to serve you best in volatile markets.

                         -- CHOOSING AN INVESTMENT STRATEGY THAT COMPLEMENTS
                            YOUR LIFESTYLE AND FINANCIAL OBJECTIVES, and maintaining that strategy as you pursue your investment goals.

                         -- INVESTING FOR THE LONG TERM. If you can afford to
                            invest throughout inevitable market fluctuations, you should benefit since historically, market prices have generally gone up over the long term. This is often a better strategy than attempting to "time" the market.

                         -- INVESTING ON A REGULAR BASIS. This technique, known
                            as dollar-cost averaging, may enable you to buy more shares when prices are lower and fewer when prices are higher. Systematic investing generally provides an easy, disciplined way to increase your assets.

                         Such a strategy does not assure a profit and does not
                            protect against loss in declining markets. Since this strategy involves continuous investment in securities regardless of fluctuating price levels, you should carefully consider your financial ability to continue your purchases through periods of declining price levels.

                         Following these guidelines may help you create an investment portfolio with the potential to make the most of current market conditions, as well as those to come.

                         With Nations Funds as a component of that portfolio, your investment is part of over $33 billion in assets under management. We are very pleased with the overall performance of the Funds over the past 12 months. Please refer to the individual fund commentary for performance results.

                         NEW OPPORTUNITIES FOR YOUR DIVERSIFIED PORTFOLIO
                         We have continued to expand the Nations Funds family of funds, including the addition of two new growth funds managed by Tom Marsico, one of

                         * The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Presidents'
Message continued...

                         the most respected portfolio managers in the industry. Mr. Marsico is widely known in the investment community for having managed the Janus Twenty Fund and Janus Growth and Income Fund; during his tenure of nearly 10 years at Janus, these Funds grew from $7 million in assets to more than $7 billion.

                         In addition, we created Nations Annuity Trust, which consists of eight investment portfolios that serve as underlying investment vehicles for annuity products. One of those products, Nations Variable Annuity issued by Hartford Life Insurance Company, is now available for your long-term tax-deferred investing needs.

                         RECOGNITION FOR SUPERIOR SHAREHOLDER SERVICES
                         The Nations Funds product line and its performance, however, lacks importance if it isn't backed by helpful, professional services to its shareholders. That's why, among all the Funds' accomplishments this year, we are particularly proud of the recognition the industry bestowed on Nations Funds.

                         In its first year as a participant in the annual survey conducted by DALBAR, Inc. -- an independent research firm that measures customer service and establishes benchmarks in the financial services industry -- Nations Funds was honored with the Key Honors Award for superior customer service. This award "designates those firms that demonstrate their commitment to the shareholder by providing consistently solid service."

                         NATIONS FUNDS PROVIDES INVESTMENTS FOR A LIFETIME
                         We want to thank you for your confidence in Nations Funds, and for making them part of your investment strategy. As we strive to provide an ever-diverse range of investment products, we recognize that the strongest, most important asset is you, the shareholder.

                         Sincerely,


                                     /s/ A. Max Walker                                /s/ Robert H. Gordon
                                     A. Max Walker                                    Robert H. Gordon
                                     President and Chairman                           President
                                     of the Board                                     NationsBanc Advisors, Inc.

                         March 31, 1998

                         P.S.: If you have any questions or comments on your annual report or the information in it, please contact us at 1-800-321-7854 or send us a message from the Nations Funds Web Site at
                         WWW.NATIONSBANK.COM/NATIONSFUNDS.

Table
Of
Contents

                                     NATIONS FUND SPECTRUM                                           2
                                     ECONOMIC OVERVIEW                                               4
                                     PORTFOLIO MANAGER COMMENTARY
                                     Nations Short-Term Income Fund                                  6
                                     Nations Short-Intermediate Government Fund                     11
                                     Nations Government Securities Fund                             16
                                     Nations Strategic Fixed Income Fund                            21
                                     Nations U.S. Government Bond Fund                              28
                                     Nations Diversified Income Fund                                33
                                     Nations Global Government Income Fund                          38
                                     FINANCIAL STATEMENTS
                                     Schedules of Investments                                       44
                                     Statements of Assets and Liabilities                           56
                                     Statements of Operations                                       60
                                     Statements of Changes in Net Assets                            62
                                     Schedules of Capital Stock Activity                            66
                                     Financial Highlights                                           74
                                     Notes to Financial Statements                                  88
                                     ---------------------------------------------------------------------------------

                                         Nations Funds                [Dalbar Logo]
                                         Recognized For
                                         Outstanding                  DALBAR, Inc., is a well-respected research firm
                                         Customer Service             that measures customer service levels and
                                                                      establishes benchmarks in the financial services
                                         In recognition of our        industry.
                                         commitment to retail
                                         shareholders through
                                         consistently providing
                                         superior customer service,
                                         Nations Funds was awarded
                                         DALBAR Key Honors in 1997.
                                     ---------------------------------------------------------------------------------

The
Nations Funds
Family At A Glance

   STABILITY
----------------                          CURRENT INCOME
----------------------------------------------------------------------------------
                                                                                         GROWTH & INCOME
                                                                                     -----------------------


MONEY               SHORTER              INTERMEDIATE             LONGER TERM          LARGE CAPITALIZATION
MARKET              MATURITY             MATURITY                 DOMESTIC             VALUE FUNDS
FUNDS               BOND FUNDS           BOND FUNDS               AND GLOBAL
                                                                  BOND FUNDS
------------------------------------------------------------------------------------------------------------
- Nations           - Nations Short-    - Nations                - Nations Global      - Nations
  Prime Fund          Intermediate        Strategic Fixed          Government            Value Fund
                      Government          Income Fund              Income Fund
- Nations Government  Fund                                                             - Nations
  Money Market                          - Nations                - Nations               Managed
  Fund              - Nations             Government               Diversified           Value Index
                      Short-Term          Securities Fund          Income Fund           Fund
- Nations             Income Fund
  Treasury Fund                         - Nations                - Nations             - Nations

- Nations Tax       - Nations Short-      Intermediate             U.S. Government       Equity Income
  Exempt Fund         Term Municipal      Municipal                Bond Fund             Fund
                      Income Fund         Bond Fund
                                                                 - Nations             - Nations
                                        - Nations                  Municipal             Balanced Assets
                                          State-Specific           Income Fund           Fund
                                          Intermediate
                                          Municipal Bond         - Nations
                                          Funds                    State-Specific
                                                                   Long-Term
                                                                   Municipal Bond
                                                                   Funds

                                                         POTENTIAL RETURN
                                                         RISK (VARIABILITY)
2

                                                            [NATIONS FUNDS LOGO]
                                                  Investments For A Lifetime(SM)



  GROWTH & INCOME
-------------------------
                        GROWTH
----------------------------------------------------------
                                                                      AGGRESSIVE GROWTH
                                       -------------------------------------------------------------------------------

LARGE              LARGE                                  MID                  SMALL
CAPITALIZATION     CAPITALIZATION      INTERNATIONAL      CAPITALIZATION       CAPITALIZATION      REGION-SPECIFIC
FUNDS              GROWTH FUNDS        EQUITY FUNDS       FUNDS                FUNDS               INTERNATIONAL FUNDS
----------------------------------------------------------------------------------------------------------------------
- Nations       - Nations              - Nations          - Nations          - Nations             - Nations
  Marsico         Marsico Focused        International      Emerging           Small Company         Emerging
  Growth          Equities Fund          Growth Fund        Growth Fund        Growth Fund           Markets Fund
  & Income
  Fund          - Nations              - Nations                             - Nations             - Nations
                  Disciplined            International                         Managed               Pacific Growth
- Nations         Equity Fund            Equity Fund                           SmallCap              Fund
  Managed                                                                      Index Fund
  Index Fund    - Nations
                  Capital Growth                                             - Nations
                  Fund                                                         Managed
                                                                               SmallCap
                                                                               Value Index
                                                                               Fund


The Nations Funds family also includes Nations Equity Index Fund, which seeks investment results that correspond, before fees and expenses, to the total return of the Standard and Poor's 500 Composite Stock Price Index.

LIFEGOAL PORTFOLIOS

- LifeGoal Income and Growth Portfolio
- LifeGoal Balanced Growth Portfolio
- LifeGoal Growth Portfolio

Economic
Overview
                         For the 12-month period ended March 31, 1998, economic conditions in the United States were stellar, fueling a steady rise in the financial markets and giving investors plenty to cheer about.

                         Economic activity was robust, and the pace of growth for the year was the fastest of the current expansion, which is now entering its eighth year. With business booming, corporate profits rose by more than 10%. Nearly three million new jobs were created, sending the national unemployment rate down to a 30-year low of 4.6%. What's more, in this high employment environment, U.S. workers have enjoyed rising wages.

                         Fortunately, the inflationary impact of rising labor costs has been more than offset by other strong forces. In fact, overall inflation was almost nonexistent for the reporting period, with the Consumer Price Index, the most commonly used measure of inflation at the retail level, up less than 2%. Meanwhile, wholesale inflation actually dropped over the past 12 months.

                         What explains the economic balancing act that allows for continual growth without the threat of inflation? The answer is that the United States is benefiting from a moderate economic expansion, driven by capital spending that is expanding capacity rather than pressuring it. Productivity gains have been impressive, and inflation is being subdued by increasingly global markets for labor and products, along with a freer world trade environment. As long as these trends remain in place, our economy should continue to grow while experiencing stable prices for goods and services. We remain bullish about long-term economic prospects in the United States.

                         These ideal economic conditions have helped propel the financial markets to new significant highs. During the past 12 months, the Dow Jones Industrial Average* broke through the 7,000 and 8,000 barriers, closing the period at 8,799.81 -- up over 35%. Even more amazing is that the Dow soared by over 20% for the third year in a row, an unprecedented feat for the blue-chip average. All other domestic stock indexes rose as well, some higher than others. By all measures, the past year was a rewarding one for stock investors.

                         * The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                         Source for all statistical data -- TradeStreet Investment Associates, Inc.

                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Economic
Overview continued...

                         With news on the inflation front remaining positive, the bond market also performed well during the period. Interest rates drifted to lower levels and bond values rose accordingly. This translated into attractive results for bond funds, with total returns generally ranging from 9% to 12% for the period.

                         Looking ahead, the next several months will likely be dominated by news about the financial crisis in Asia and its impact on U.S. companies. However, we do not expect the so-called "Asian contagion" to cause U.S. economic conditions to deteriorate. We believe the positive cyclical themes of 1997 -- moderate growth, low inflation and continued profit growth -- will remain intact in the year ahead, and we remain optimistic that the expansion will continue uninterrupted.

                         The U.S. economy has climbed to a level envied by most other countries in the world. For stock investors in particular, the view from this lofty perch is spectacular. Could our markets soar to even higher levels? Yes, as long as favorable conditions remain in place.

                         But investors must remember that stock markets do not go up indefinitely. Today, our challenge is to fight off the euphoria that can often accompany a bull market and remind ourselves that investing is a long-term endeavor. Historically, stocks have risen over time, but there have been plenty of ups and downs along the way. The next stock market correction may be out there, even if we can't see any dark clouds yet.

                         On behalf of Nations Funds shareholders, we will keep our eye on the horizon.

                         E. Keith Wirtz, CFA
                         Chief Investment Officer
                         TradeStreet Investment Associates, Inc.

                         March 31, 1998

Nations
Short-Term Income
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. FRITH SHARES HIS VIEWS ON NATIONS SHORT-TERM INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGER                     WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
J. Patrick Frith, CFA, is             REPORTING PERIOD?
Portfolio Manager of Nations          During the period, economic growth was well above the most
Short-Term Income Fund and            optimistic expectations of long-term sustainable levels,
Portfolio Manager, Fixed Income       productivity rates were high and unemployment rates were at
Management for TradeStreet            30-year lows. In addition, inflation continued to fall and
Investment Associates, Inc.,          budget deficits declined, providing a favorable backdrop for
the investment sub-adviser to         financial assets.
the Fund.                             In this economic environment, the U.S. Federal Reserve Board
INVESTMENT OBJECTIVE                  (the Fed) opted to keep the Federal Funds rate steady at
The Fund seeks high current           5.5%. The benchmark 30-year U.S. Treasury bond yield started
income consistent with minimal        the period at just over 7% and declined steadily throughout
fluctuation of principal by           the year. Late in 1997, the Asian financial crisis and the
investing in investment-grade         ensuing "flight to quality" helped push the yield on the
debt securities.                      30-year U.S. Treasury to just under 6%, where it remained at
PERFORMANCE REVIEW                    March 31, 1998.
For the 12-month period ended         During the final quarter of 1997, the Asian crisis was the
March 31, 1998, Nations               most significant bond market news. Asian stock markets
Short-Term Income Fund Primary        plunged to levels not seen in years, creating a financial
A Shares provided a total             crisis that shook the world's markets. As investor
return of 6.89%.**                    confidence deteriorated, the U.S. bond market benefited from a massive "flight to quality," with investors selling stocks and buying U.S. bonds. Within the bond market, investors
                                      fled the corporate, mortgage-backed and asset-backed
                                      securities sectors in favor of U.S. Treasuries. As a result, bond funds with heavy U.S. Treasury weightings performed
                                      very well.
                                      Bonds continued to perform well in the first few weeks of
                                      1998, as Fed Chairman Alan Greenspan talked publicly for the first time about the possible deflationary impact of the
                                      Asian crisis. Bonds rallied sharply, shifting the entire
                                      yield curve downward. The short-end of the curve -- issues of short maturities -- performed best, as two-year U.S.
                                      Treasury yields fell by almost one half of one percent by
                                      mid-January 1998. (Bond yields move in the opposite
                                      direction of bond prices, so that when yields go down,
                                      prices typically go up.)
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      **The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of
                                      increasing total return.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Short-Term Income
Fund Portfolio Manager Commentary continued...

                                      Over the remainder of the first quarter of 1998, the bond
                                      market vacillated as a result of concerns over the negative impact of the Asian financial crisis and economic releases showing a U.S. economy still going strong. By quarter-end, the concerns about an overly strong U.S. economy had the
                                      upper hand, forcing bond yields back up to 1997 year-end
                                      levels. Investors again entertained the possibility that the
                                      Fed might need to raise interest rates to dampen above-trend growth and control inflation.
                                      HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?***
                                      In the first two quarters of the reporting period, the Fund continued to invest primarily in corporate, asset-backed and mortgage-backed securities, all of which delivered solid
                                      returns. The Fund's asset-backed securities typically offer yields which are incrementally higher than those of
                                      similarly rated U.S. Treasury and agency issues. High levels of liquidity and quality coupled with lower spread
                                      volatility make asset-backed securities an attractive
                                      sector. The Fund's asset-backed securities weighting has
                                      always emphasized larger, more liquid and well-seasoned
                                      issuers.
                                      In anticipation of declining interest rates in the fall of
                                      1997, we increased the Fund's duration by investing in
                                      securities with longer maturities. The Fund benefited from this stance as well as from its diversified holdings in
                                      asset-backed securities of large, well-seasoned issuers in the credit card, auto loan and manufactured housing
                                      industries.
                                      In the first quarter of 1998, the economic environment was again poised to support corporate bonds and asset-backed
                                      securities. Accordingly, we increased the Fund's weighting in these sectors, which aided the Fund's performance versus its peer group.
                                      ***Portfolio characteristics were current as of March 31,
                                      1998, are subject to change and may not be representative of current characteristics.

Nations
Short-Term Income
Fund Portfolio Manager Commentary continued...

The Fund's BBB-rated corporate        WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
securities, regardless of             PERFORMANCE?
sector, outperformed its              The Fund's BBB-rated corporate securities, regardless of
higher-rated corporate and U.S.       sector, outperformed its higher-rated corporate and U.S.
Treasury counterparts. This           Treasury counterparts. This outperformance was attributable
outperformance was attributable       to the higher yields provided by BBB-rated issues, as well
to the higher yields provided         as the continuance of a favorable U.S. economic environment.
by BBB-rated issues, as well as       Although the Asian crisis, combined with the Fund's
the continuance of a favorable        overweighted corporate bond exposure, did hinder performance
U.S. economic environment.            during the fourth quarter of 1997, it enhanced Fund
                                      performance for the entire period.
                                      In the first quarter of 1998, we lengthened the duration of the Fund's holdings to make it more in line with its peer
                                      group. Some shorter-maturity corporate bond holdings were
                                      sold, and proceeds were used to purchase corporate bonds
                                      with three- to four-year maturities. This was a positive
                                      contributor to first-quarter performance and should benefit the portfolio in the future.
                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                      PERFORMANCE DURING THE PERIOD?
                                      In retrospect, the Fund was positioned with too short a
                                      duration early in the reporting period (investing primarily in securities with shorter maturities in anticipation of
                                      higher interest rates). With a strong, and strengthening,
                                      U.S. economy and hints of wage inflation, we believed that a short-duration stance was warranted. Although this was a
                                      reasonable assumption at the time, it was off-base and
                                      caused relative underperformance for the portfolio early in the period.
                                      When the Asian crisis hit late in 1997, the Fund's relative performance suffered due to its underweighting in U.S.
                                      Treasury securities, which generally outperformed the Fund's holdings of corporate and asset-backed bonds.
                                      WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                      OF 1998?
                                      Looking forward, it appears that we have not yet felt the
                                      full effect of the Asian slowdown. We anticipate the
                                      financial crisis in Asia to have an impact on the U.S.
                                      economy, affecting our markets in the third or fourth
                                      quarters of 1998. However, the U.S. economy remains
                                      remarkably strong for the seventh year of its economic
                                      expansion. Unemployment is very low, job growth and
                                      corporate earnings are strong, consumer confidence is high, and equity markets continue to hit new highs.
                                      In this environment, we believe it is unlikely that the Fed will soon ease interest rates. We expect the Fed to leave
                                      short-term rates unchanged for the next several months.

Nations
Short-Term Income
Fund Portfolio Manager Commentary continued...

                                      HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE
                                      ANTICIPATED DEVELOPMENTS?
                                      Because the economic environment appears encouraging for
                                      U.S. Treasury securities, asset-backed securities and
                                      corporate bonds, we do not anticipate major shifts in sector weightings. The Fund will continue to emphasize
                                      income-oriented sectors as it seeks to continue to deliver solid performance.

  PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

 1.9% Other

 2.4% U.S. Treasury Obligations

 3.7% Mortgage-Backed
      Securities

 4.3% Foreign Bonds
      and Notes

31.9% Asset-Backed Securities

55.8% Corporate Bonds
      and Notes

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  Federal National Mortgage
                                                                                      Association Certificate
                                                                                      6.000% 11/01/03                 3.7%
                                                                                 -----------------------------------------
                                                                                   2  Chrysler Financial
                                                                                      Corporation, Notes, 6.375%
                                                                                      01/28/00                        3.1%
                                                                                 -----------------------------------------
                                                                                   3  Chase Manhattan Auto Owner
                                                                                      Trust, Series 1996-C, Class
                                                                                      A4 6.150% 03/15/02              3.1%
                                                                                 -----------------------------------------
                                                                                   4  Spiegel Master Trust,
                                                                                      Series 1995-A, Class A,
                                                                                      7.500% 09/15/04                 3.0%
                                                                                 -----------------------------------------
                                                                                   5  IMC Home Equity Loan Trust,
                                                                                      Series 1997-1, Class A3,
                                                                                      6.820% 10/25/11                 3.0%
                                                                                 -----------------------------------------
                                                                                   6  Premier Auto, Series 1997-2,
                                                                                      Class A5, 6.320% 03/06/02       3.0%
                                                                                 -----------------------------------------
                                                                                   7  Banc One Credit Card Master
                                                                                      Trust, Series 1994-C, Class A
                                                                                      7.800% 11/15/98                 2.9%
                                                                                 -----------------------------------------
                                                                                   8  Salomon Smith Barney Hldgs,
                                                                                      Inc., 7.980% 03/01/00           2.9%
                                                                                 -----------------------------------------
                                                                                   9  Time Warner, Inc.-PATS,
                                                                                      4.900% 07/29/99                 2.8%
                                                                                 -----------------------------------------
                                                                                  10  First Chicago NBD
                                                                                      Corporation, Sr. Notes,
                                                                                      6.250% 07/21/00                 2.7%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998,
ARE SUBJECT TO CHANGE AND MAY NOT
BE REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

Short-Term Income
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)

               Measurement Period                          Short-                  Merrill Lynch 1-3
             (Fiscal Year Covered)                  Term Income $13,386      Year Treasury Index $13,393
Assumes the reinvestment of all distributions.
Sept. 30 1992                                              10000                         10000
1992                                                        9941                         10018
                                                           10268                         10239
                                                           10435                         10350
                                                           10629                         10498
1993                                                       10692                         10560
                                                           10592                         10508
                                                           10553                         10516
                                                           10660                         10620
1994                                                       10663                         10620
                                                           11006                         10977
                                                           11391                         11329
                                                           11569                         11499
1995                                                       11865                         11789
                                                           11899                         11828
                                                           12017                         11947
                                                           12212                         12145
1996                                                       12446                         12375
                                                           12524                         12457
                                                           12768                         12732
                                                           13008                         12981
1997                                                       13197                         13199
Mar. 31 1998                                               13386                         13393

Investor B Shares (as of 3/31/98)

               Measurement Period                          Short-                  Merrill Lynch 1-3
             (Fiscal Year Covered)                  Term Income $12,741      Year Treasury Index $13,036
Assumes the reinvestment of all distributions.
June 7 1993                                                10000                         10000
                                                           10099                         10074
                                                           10277                         10218
1993                                                       10328                         10279
                                                           10223                         10227
                                                           10177                         10236
                                                           10271                         10337
1994                                                       10265                         10337
                                                           10586                         10684
                                                           10946                         11027
                                                           11108                         11192
1995                                                       11382                         11474
                                                           11405                         11512
                                                           11508                         11628
                                                           11684                         11821
1996                                                       11898                         12045
                                                           11962                         12125
                                                           12185                         12392
                                                           12403                         12635
1997                                                       12572                         12847
Mar. 31 1998                                               12741                         13036


                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (9/30/92 through 3/31/98)       5.45%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Short-Term Income
                                                                Fund from the date each class of shares
                                                                was first offered. Figures for the
                                                                Merrill Lynch 1-3 Year Treasury Index,
                                                                an unmanaged index comprised of U.S.
                                                                Treasury bonds with maturities of 1-3
                                                                years, include reinvestment of
                                                                dividends. It is unavailable for
                                                                investment. The performance shown
                                                                reflects the performance of Primary A
                                                                and Investor B Shares. The performance
                                                                of Primary B, Investor A, and Investor
                                                                C Shares may vary based on the
                                                                differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception
                                                                (6/7/93 through 3/31/98)        5.16%
                                                                [CHART LEGEND]

  TOTAL RETURN (AS OF 3/31/98)

                                           Primary A       Primary B       Investor A      Investor B      Investor C
Inception Date                           9/30/92         6/28/96         10/2/92         6/7/93          10/2/92
-----------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       6.89%           6.58%           6.67%           6.51%           6.51%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                  6.74%           NA              6.54%           6.37%           6.37%
5 Years                                  5.45%           NA              5.26%           NA              5.04%
Since Inception                          5.45%           6.00%           5.20%           5.16%           5.01%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

Nations
Short-Intermediate Government
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. SWAIM SHARES HIS VIEWS ON NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.

PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
John S. Swaim is                      The Fund offers shareholders a low-volatility,
Senior Portfolio Manager              high-credit-quality approach to investing in the bond market
of Nations Short-Intermediate         by focusing primarily on the relative attractiveness of U.S.
Government Fund and Senior            Treasury securities and mortgage-backed securities.
Product Manager, Fixed Income
Management for TradeStreet            WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
Investment Associates, Inc.,          REPORTING PERIOD?
the investment sub-adviser            During the period, economic growth was well above the most
to the Fund.                          optimistic expectations of long-term sustainable levels,
INVESTMENT OBJECTIVE                  productivity rates were high and unemployment rates were at
The Fund seeks high current           30-year lows. In addition, inflation continued to fall and
income consistent with modest         budget deficits declined, providing a favorable backdrop for
fluctuation                           financial assets.
of principal. It invests
primarily in securities issued        In this economic environment, the U.S. Federal Reserve Board
or guaranteed                         (the Fed) opted to keep the Federal Funds rate steady at
by the U.S. Government,               5.5%. The benchmark 30-year U.S. Treasury bond started the
its agencies or                       period at just over 7%, traded in a fairly tight range until
instrumentalities.                    August 1997 and then declined in reaction to the Asian
PERFORMANCE REVIEW                    financial crisis, ending the period at just under 6%. (Bond
For the 12-month period ended         yields typically move in the opposite direction of bond
March 31, 1998, Nations Short-        prices, so that when yields go down, prices generally go
Intermediate Government Fund          up.)
Primary A Shares provided a
total return of 9.11%.**              Early in the reporting period, the economy experienced
                                      impressive overall growth, a balanced budget and no
                                      inflationary pressures. However, in August 1997, the market retreated somewhat as the unemployment rate continued to
                                      decline, consumer confidence remained high and the U.S.
                                      dollar declined from its then year-to-date highs. But with favorable inflation reports, the market accurately
                                      anticipated that the Fed would not act to raise interest
                                      rates. Accordingly, bond yields declined slightly in
                                      September 1997.
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      **The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of
                                      increasing total return.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Short-Intermediate Government
Fund Portfolio Manager Commentary continued...

                                      In the final quarter of 1997, Asian stock markets plunged to levels not seen in several years, creating fears of a
                                      financial crisis that affected the world's markets. As
                                      investor confidence deteriorated, the U.S. bond market
                                      benefited from a massive "flight to quality," with investors selling off foreign securities and buying U.S. bonds. Within the bond market, investors fled from corporate,
                                      mortgage-backed and asset-backed securities into U.S.
                                      Treasuries. As a result, any fund with primary holdings in
                                      U.S. Treasuries was well positioned.
                                      In early 1998, Fed Chairman Alan Greenspan discussed the
                                      possibility of disinflationary shocks resulting from the
                                      problems in Asia. This caused the bond market yield curve to steepen dramatically, reducing short-term bond yields
                                      relative to long-term bond yields, which also declined. In
                                      February 1998, as the strength of the U.S. economy became a concern, the market experienced a sell-off and investors
                                      again entertained the possibility
                                      that the Fed might raise interest rates to get ahead of
                                      inflation and
                                      influence growth.
                                      IN JANUARY 1998, SHORT-TERM BOND PERFORMANCE FELL WHEN THE
                                      YIELD CURVE STEEPENED. HOW WAS THE FUND AFFECTED BY THIS?
                                      Prior to January 1998, the bond yield curve had been
                                      flattening, indicating that investors who took on a
                                      relatively low level of risk by investing in short-term
                                      bonds earned income closer to that of more volatile 30-year
                                      U.S. Treasury securities. The Fund benefited from this
                                      flattening as it focused on very short-term and long-term
                                      maturity securities. However, in January 1998, the yield
                                      curve steepened sharply, negatively affecting the Fund's
                                      performance as securities with intermediate maturities
                                      outperformed.
                                      WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                      PERFORMANCE?***
                                      The Fund invested over half of its assets in U.S. Treasury securities. While these are viewed by many as a handicap to performance because of their relative lack of income, the
                                      Fund takes advantage of the high liquidity they provide. The
                                      U.S. Treasury market is the most liquid fixed income market in the world, and the Fund used this part of its portfolio for duration and yield-curve management, which contributed to performance at the lowest possible transaction cost.
                                      *** Portfolio characteristics were current as of March 31,
                                      1998, are subject to change and may not be representative of current characteristics.

Nations
Short-Intermediate Government
Fund Portfolio Manager Commentary continued...

                                      Because the Fund can conduct transactions for U.S. Treasury securities at less cost than for any other, it can take
                                      advantage of valuation opportunities that arise across the yield curve. Positioning along the yield curve is a key for value-added performance and enhances the stability provided by the Fund to its investors. The liquidity of this market also permits more frequent duration adjustments within a
                                      narrow band. The Fund historically has added value with
                                      these low-cost strategies.
                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                      PERFORMANCE DURING THE PERIOD?
                                      As interest rates declined during the last six months due to the Asian financial crisis, homeowners took advantage of
                                      lower interest rates by prepaying or refinancing their
                                      mortgages. As a result, mortgage-backed securities lost
                                      value, causing a portion of the Fund to decline in value. In reaction, we reduced the Fund's holdings in the mortgage
                                      market. Because mortgage-backed securities had offered solid income potential, it was important to invest in alternative income-producing securities during this time. Accordingly, we increased the Fund's weighting in callable securities,
                                      which provided the Fund with an income component along with liquidity.
                                      WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                      OF 1998?
                                      We anticipate the financial crisis in Asia to have an impact on the U.S. economy, affecting our markets in the third or fourth quarter of 1998. When this occurs, we expect the
                                      economy to slow and disinflation to play a role. This could ease pressure on the labor market and could prompt the Fed to reduce interest rates. However, we do not expect the
                                      impact to be so severe as to cause a recession.
We strive to provide investors        If, however, the Asian situation does not have a significant
with a relatively stable net          impact and economic growth remains strong, then the Fed will
asset value with attractive           likely raise interest rates. We expect this to slow the
levels                                economy, eventually causing rates to decline.
of income.
                                      HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                      ANTICIPATED DEVELOPMENTS?
                                      The Fund will remain conservative and invest primarily in
                                      U.S. Treasuries, maintaining a portfolio with a short
                                      duration during the next few months. We strive to provide
                                      investors with a relatively stable net asset value with
                                      attractive levels of income.

Nations
Short-Intermediate Government
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

 0.2% Government Guaranteed Bonds

 4.3% Short-Term Investments

22.0% Mortgage-Backed
      Securities

73.5% U.S. Government
      and Agency
      Obligations and
      Other Assets
      and Liabilities (Net)

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  U.S. Treasury Notes            55.5%
                                                                                 -----------------------------------------
                                                                                   2  Federal National Mortgage
                                                                                      Association (FNMA)
                                                                                      Certificates                   10.2%
                                                                                 -----------------------------------------
                                                                                   3  Federal National Mortgage
                                                                                      Association (FNMA) Notes        9.7%
                                                                                 -----------------------------------------
                                                                                   4  Federal Home Loan Mortgage
                                                                                      Corp. (FHLMC) Certificates      7.1%
                                                                                 -----------------------------------------
                                                                                   5  Government National Mortgage
                                                                                      Association (GNMA)
                                                                                      Certificates                    4.6%
                                                                                 -----------------------------------------
                                                                                   6  U.S. Treasury Bond
                                                                                      6.125% 11/15/27                 4.4%
                                                                                 -----------------------------------------
                                                                                   7  Federal Home Loan Mortgage
                                                                                      Corporation 6.625% 03/12/08     4.4%
                                                                                 -----------------------------------------
                                                                                   8  Federal Home Loan Bank
                                                                                      Discount Note
                                                                                      5.475% 04/24/98                 4.1%
                                                                                 -----------------------------------------
                                                                                   9  Second Attransco Tanker
                                                                                      Corporation, Series A
                                                                                      8.500% 06/15/02                 0.2%
                                                                                 -----------------------------------------
                                                                                  10  Federal Housing Authority
                                                                                      (FHA) Certificates and Notes
                                                                                      6.000% 07/15/04                 0.2%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998, ARE SUBJECT
TO CHANGE AND MAY NOT BE REPRESENTATIVE
OF CURRENT HOLDINGS.

Nations
Short-Intermediate Government
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)

              Measurement Period                              Short-                 Lehman Brothers Intermediate Government Bond
            (Fiscal Year Covered)                Intermediate Government $15,369                   Index $16,072
Assumes the reinvestment of all distributions.
Aug. 1 1991                                                   10000                                     10000
                                                              10427                                     10363
1991                                                          10925                                     10862
                                                              10762                                     10748
                                                              11242                                     11164
                                                              11639                                     11653
1992                                                          11556                                     11614
                                                              11997                                     12049
                                                              12185                                     12285
                                                              12461                                     12545
1993                                                          12483                                     12564
                                                              12266                                     12332
                                                              12147                                     12263
                                                              12208                                     12356
1994                                                          12183                                     12345
                                                              12648                                     12859
                                                              13124                                     13460
                                                              13314                                     13669
1995                                                          13699                                     14126
                                                              13580                                     14029
                                                              13599                                     14124
                                                              13834                                     14366
1996                                                          14135                                     14699
                                                              14086                                     14694
                                                              14498                                     15104
                                                              14841                                     15491
1997                                                          15160                                     15834
Mar. 31 1998                                                  15369                                     16072

Investor B Shares (as of 3/31/98)

              Measurement Period                              Short-                 Lehman Brothers Intermediate Government Bond
            (Fiscal Year Covered)                Intermediate Government $12,162                   Index $13,272
Assumes the reinvestment of all distributions.
June 7 1993                                                   10000                                     10000
                                                              10092                                     10145
                                                              10304                                     10359
1993                                                          10307                                     10375
                                                              10113                                     10184
                                                               9999                                     10127
                                                              10035                                     10204
1994                                                           9999                                     10194
                                                              10366                                     10618
                                                              10740                                     11115
                                                              10878                                     11287
1995                                                          11175                                     11665
                                                              11061                                     11585
                                                              11060                                     11663
                                                              11234                                     11863
1996                                                          11461                                     12138
                                                              11404                                     12134
                                                              11720                                     12473
                                                              11979                                     12792
1997                                                          12211                                     13075
Mar. 31 1998                                                  12162                                     13272



                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (8/1/91 through 3/31/98)        6.66%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Short-Intermediate
                                                                Government Fund from the date each
                                                                class of shares was first offered.
                                                                Figures for the Lehman Brothers
                                                                Intermediate Government Bond Index, an
                                                                unmanaged index comprised of U.S.
                                                                government agency and U.S. Treasury
                                                                securities, include reinvestment of
                                                                dividends. It is unavailable for
                                                                investment. The performance shown
                                                                reflects the performance of Primary A
                                                                and Investor B Shares. The performance
                                                                of Primary B, Investor A and Investor C
                                                                Shares may vary based on the
                                                                differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception  NAV  CDSC*
                                                                (6/7/93 through 3/31/98)   4.49%  4.15%

  TOTAL RETURN (AS OF 3/31/98)

                                               Primary A       Primary B       Investor A      Investor B      Investor C
Inception Date                               8/1/91          6/28/96         8/5/91          6/7/93          6/17/92
                                                                                             NAV     CDSC*
---------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                           9.11%           8.74%           8.89%           8.35%   4.35%   8.45%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                      6.71%           NA              6.50%           6.03%   5.13%   6.14%
5 Years                                      5.08%           NA              4.87%           NA      NA      4.48%
Since Inception                              6.66%           6.85%           6.50%           4.49%   4.15%   5.03%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
Government Securities
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. GUNSTER SHARES HIS VIEWS ON NATIONS GOVERNMENT SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.

PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
Christopher G. Gunster is             The Fund invests primarily in U.S. Treasuries,
Portfolio Manager of Nations          mortgage-backed securities and government agency bonds. The
Government Securities Fund and        Fund moves strategically among these sectors and along the
Portfolio Manager, Fixed Income       yield curve to provide both a high level of current income
Management for TradeStreet            and capital appreciation.
Investment Associates, Inc.,          WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
the investment sub-adviser to         REPORTING PERIOD?
the Fund.                             During the period, economic growth was well above the most
INVESTMENT OBJECTIVE                  optimistic expectations of long-term sustainable levels,
The Fund seeks high current           productivity rates were high and unemployment rates were at
income consistent with moderate       30-year lows. In addition, inflation continued to fall and
fluctuation of principal. The         budget deficits declined, providing a favorable backdrop for
Fund invests primarily in             financial assets.
intermediate-term securities          In this economic environment, the U.S. Federal Reserve Board
issued or guaranteed by the           (the Fed) opted to keep the Federal Funds rate steady at
U.S. Government, its agencies         5.5%. The benchmark 30-year U.S. Treasury bond started the
or instrumentalities.                 period at just over 7%, traded in a fairly tight range until
PERFORMANCE REVIEW                    August 1997 and then declined in yield in reaction to the
For the 12-month period ended         Asian financial crisis, ending the period at just under 6%.
March 31, 1998, Nations               (Bond yields move in the opposite direction of bond prices,
Government Securities Fund            so that when yields go down, prices generally go up.)
Primary A Shares provided a           Early in the reporting period, the economy experienced
total return of 11.65%.**             impressive overall growth and little inflationary pressures.
                                      However, in August 1997, the market retreated somewhat as
                                      the unemployment rate continued to decline, consumer
                                      confidence remained high and the U.S. dollar declined from its then year-to-date highs. But with favorable inflation
                                      reports, the market accurately anticipated that the Fed
                                      would not act to raise interest rates. Accordingly, bond
                                      yields declined slightly in September.
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      **The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of
                                      increasing total return.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Government Securities
Fund Portfolio Manager Commentary continued...

                                      In the final quarter of 1997, Asian stock markets plunged to levels not seen in several years, creating fears of a
                                      financial crisis that would affect the world's markets. As investor confidence deteriorated, the U.S. bond market
                                      benefited from a massive "flight to quality," with investors selling off foreign securities and buying U.S. bonds. Within the U.S. bond market, investors fled from corporate,
                                      mortgage-backed and asset-backed securities into U.S.
                                      Treasuries. As a result, any fund with large holdings in
                                      U.S. Treasuries did well.
                                      In early 1998, Fed Chairman Alan Greenspan discussed the
                                      possibility of disinflationary shocks from the problems in
                                      Asia. This caused the bond market yield curve to steepen
                                      dramatically with yields on short maturity instruments
                                      declining and the yields on long-term bonds remaining
                                      relatively stable. In February 1998, as the strength of the
                                      U.S. economy became a concern, the market experienced a
                                      sell-off and investors again entertained the possibility
                                      that the Fed might raise interest rates to get ahead of
                                      inflation and influence growth.
                                      HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?***
                                      Until the Asian financial crisis hit in October 1997, the
                                      Fund invested primarily in mortgage-backed and U.S. Treasury securities. As the Asian crisis unfolded, interest rates
                                      declined and U.S. Treasury securities did well; however,
                                      mortgage-backed securities did not. To minimize the negative effect of homeowners' refinancing due to lower interest
                                      rates and to capitalize on the strengthening U.S. Treasury market, we reduced the Fund's holdings in mortgage-backed
                                      securities and emphasized U.S. Treasuries. This sector
                                      allocation performed well as rates continued to decline
                                      through January 1998.
                                      When interest rates increased at the end of February and
                                      beginning of March 1998, we reduced the Fund's exposure to
                                      U.S. Treasuries and invested in other
                                      higher-income-producing securities. Specifically, we focused on prepaid mortgage-backed securities that have historically provided solid performance in this type of environment.
                                      Because they are less likely to be refinanced, these
                                      securities provide more income potential than U.S. Treasury and agency securities, and less risk than other
                                      mortgage-backed securities.
                                      ***Portfolio characteristics were current as of March 31,
                                      1998, are subject to change and may not be representative of current characteristics.

Nations
Government Securities
Fund Portfolio Manager Commentary continued...

                                      WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                      PERFORMANCE?
                                      Our decision to overweight U.S. Treasury securities in
                                      October 1997 benefited the Fund, helping it make up
                                      significant ground relative to its underperformance during the beginning of the period. In addition, because
                                      longer-term U.S. Treasuries perform particularly well when markets rally, the Fund's longer duration boosted
                                      performance.

                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                      PERFORMANCE DURING THE PERIOD?
                                      At the beginning of the fiscal year, we felt that the
                                      nation's strong economic growth rate, combined with low
                                      unemployment expectations and a rise in manufacturing, could lead to inflationary pressures that would prompt the Fed to raise interest rates.
                                      While we were accurate in our forecast of exceptional
                                      economic growth, we were incorrect on the direction of
                                      inflation. The Fund's defensive stance on
                                      duration -- investing in securities with shorter maturities in preparation for higher interest rates -- hurt its overall performance because this prevented the Fund from fully
                                      participating in the bond market rally. While the Fund's
                                      duration standpoint hurt us in the first part of the year, it benefited the Fund later on.
                                      WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                      OF 1998?
                                      We anticipate the financial crisis in Asia to have an impact on the U.S. economy, which may affect our markets in the
                                      third or fourth quarter of 1998. If this occurs, we expect the economy to slow, prompting the labor market to ease and the Fed to reduce interest rates. However, we do not expect the slowdown to be so severe as to cause a recession.
                                      If, however, the Asian situation does not have a significant impact and economic growth remains strong, then the Fed will likely raise rates. Either way, we expect interest rates to remain stable in the short term as this debate continues.

Nations
Government Securities
Fund Portfolio Manager Commentary continued...

In the coming months, we expect       HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE
to maintain the Fund's current        ANTICIPATED DEVELOPMENTS?
stance, which emphasizes              In the coming months, we expect to maintain the Fund's
prepaid mortgages that should         current stance, which emphasizes prepaid mortgage-backed
provide the potential for solid       securities that should provide the potential for solid
performance in this                   performance in this environment. With the Fed on hold and
environment.                          the effects of the Asian financial crisis still unclear, we believe that short-term rates will not change significantly.
                                      As a result, we will be overweighting mortgage-backed and
                                      agency-backed securities -- higher income producing
                                      bonds -- relative to U.S. Treasuries.

  PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

Other Assets and Liabilities (Net)     0.2%
Municipal Bonds                       14.0%
U.S. Treasury Obligations             23.9%
Mortgage-Backed Securities            61.9%

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 ------------------------------------------
                                                                                   1  Federal National Mortgage
                                                                                      Association (FNMA)
                                                                                      Certificates                    36.5%
                                                                                 ------------------------------------------
                                                                                   2  Government National Mortgage
                                                                                      Association (GNMA)
                                                                                      Certificates                    17.1%
                                                                                 ------------------------------------------
                                                                                   3  U.S. Treasury Bond
                                                                                      6.125% 11/15/27                 17.0%
                                                                                 ------------------------------------------
                                                                                   4  U.S. Treasury Strip Principal
                                                                                      only 05/15/13                    6.9%
                                                                                 ------------------------------------------
                                                                                   5  Texas State Department of
                                                                                      Housing and Community Affairs,
                                                                                      Series C, 6.800% 09/01/29        6.5%
                                                                                 ------------------------------------------
                                                                                   6  Chicago, Illinois, Public
                                                                                      Building 7.000% 01/01/07         6.4%
                                                                                 ------------------------------------------
                                                                                   7  Freddie Mac Certificate,
                                                                                      Series 1999, Class PB
                                                                                      6.300% 01/15/17                  6.0%
                                                                                 ------------------------------------------
                                                                                   8  Federal Home Loan Mortgage
                                                                                      Corporation Certificates         2.2%
                                                                                 ------------------------------------------
                                                                                   9  Portsmouth Virginia, Taxable
                                                                                      Ref., 6.630% 07/15/14            1.1%
                                                                                 ------------------------------------------
                                                                                  10  Government National Mortgage
                                                                                      Association II (GNMA II)
                                                                                      Certificate, 11.000% 10/20/20    0.1%
                                                                                 ------------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT AS OF
MARCH 31, 1998, ARE SUBJECT TO CHANGE
AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

Government Securities
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)

          Measurement Period
        (Fiscal Year Covered)            Government Securities $15,649     Salomon Brothers Mortgage Index $17,406
Assumes the reinvestment of all distributions.
April 11 1991                                        10000                                  10000
                                                     10118                                  10203
                                                     10647                                  10768
1991                                                 11178                                  11245
                                                     10983                                  11185
                                                     11419                                  11637
                                                     11794                                  11980
1992                                                 11782                                  12074
                                                     12136                                  12427
                                                     12378                                  12691
                                                     12673                                  12807
1993                                                 12685                                  12923
                                                     12303                                  12652
                                                     12096                                  12583
                                                     12033                                  12683
1994                                                 12037                                  12739
                                                     12635                                  13410
                                                     13221                                  14105
                                                     13449                                  14390
1995                                                 13876                                  14875
                                                     13599                                  14820
                                                     13585                                  14920
                                                     13812                                  15234
1996                                                 14228                                  15674
                                                     14017                                  15693
                                                     14516                                  16265
                                                     14894                                  16734
1997                                                 15445                                  17126
Mar. 31 1998                                         15649                                  17406

          Measurement Period
        (Fiscal Year Covered)            Lehman Brothers Intermediate Treasury Index $16,514
Assumes the reinvestment of all distributions.
April 11 1991                                                    10000
                                                                 10167
                                                                 10651
1991                                                             11170
                                                                 11047
                                                                 11476
                                                                 11988
1992                                                             11945
                                                                 12395
                                                                 12640
                                                                 12908
1993                                                             12927
                                                                 12685
                                                                 12615
                                                                 12711
1994                                                             12697
                                                                 13222
                                                                 13842
                                                                 14051
1995                                                             14526
                                                                 14423
                                                                 14516
                                                                 14765
1996                                                             15106
                                                                 15095
                                                                 15514
                                                                 15912
1997                                                             16268
Mar. 31 1998                                                     16514

Investor B Shares (as of 3/31/98)*

          Measurement Period
        (Fiscal Year Covered)            Government Securities $12,144     Salomon Brothers Mortgage Index $13,849
Assumes the reinvestment of all distributions.
June 7 1993                                          10000                                  10000
                                                     10073                                  10097
                                                     10296                                  10190
1993                                                 10289                                  10282
                                                      9963                                  10066
                                                      9779                                  10012
                                                      9713                                  10091
1994                                                  9700                                  10136
                                                     10166                                  10670
                                                     10620                                  11222
                                                     10786                                  11450
1995                                                 11110                                  11835
                                                     10871                                  11791
                                                     10842                                  11871
                                                     11005                                  12121
1996                                                 11318                                  12471
                                                     11132                                  12486
                                                     11510                                  12941
                                                     11787                                  13314
1997                                                 12197                                  13627
Mar. 31 1998                                         12144                                  13849

          Measurement Period
        (Fiscal Year Covered)            Lehman Brothers Intermediate Treasury Index $13,257
Assumes the reinvestment of all distributions.
June 7 1993                                                     10000
                                                                10147
                                                                10362
1993                                                            10377
                                                                10184
                                                                10128
                                                                10205
1994                                                            10193
                                                                10614
                                                                11112
                                                                11280
1995                                                            11661
                                                                11579
                                                                11654
                                                                11854
1996                                                            12127
                                                                12118
                                                                12454
                                                                12774
1997                                                            13059
Mar. 31 1998                                                    13257



                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (4/11/91 through 3/31/98)       6.64%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Government Securities
                                                                Fund from the date each class of shares
                                                                was first offered. Figures for the
                                                                Lehman Intermediate Treasury Index
                                                                track the market value of U.S. Treasury
                                                                securities with maturities of 3 to 10
                                                                years. The Salomon Brothers Mortgage
                                                                Index is comprised of 30-year and
                                                                15-year GNMA, FNMA and FHLMC
                                                                securities, and FNMA and FHLMC balloon
                                                                mortgages. Both indices are unmanaged
                                                                and include reinvestment of dividends.
                                                                Both indices are unavailable for
                                                                investment. The performance shown
                                                                reflects the performance of Primary A
                                                                and Investor B Shares. The performance
                                                                of Primary B, Investor A and Investor C
                                                                Shares may vary based on the
                                                                differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception  NAV  CDSC*
                                                                (6/7/93 through 3/31/98)    4.45% 4.12%

  TOTAL RETURN (AS OF 3/31/98)

                                           Primary A       Primary B       Investor A      Investor B      Investor C
Inception Date                           4/11/91         6/28/96         4/17/91         6/7/93          7/6/92
                                                                                         NAV     CDSC*
-----------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       11.65%          11.23%          11.37%          10.78%  5.78%   10.84%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                  7.39%           NA              7.13%           6.65%   5.76%   6.71%
5 Years                                  5.22%           NA              5.00%           NA      NA      4.50%
Since Inception                          6.64%           7.93%           6.40%           4.45%   4.12%   4.76%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.
The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.
*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
Figures at net asset value (NAV) do not reflect any sales charges.

Nations

Strategic Fixed Income
Fund  Fixed Income Management
             Team Commentary*

                        EFFECTIVE MAY 1998, THE FIXED INCOME MANAGEMENT TEAM OF TRADESTREET INVESTMENT ASSOCIATES, INC. ASSUMED THE DAILY PORTFOLIO MANAGEMENT RESPONSIBILITIES OF THE FUND. IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS STRATEGIC FIXED INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND THEIR CURRENT OUTLOOK.


PORTFOLIO MANAGEMENT                  PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the            The Fund actively manages both U.S. Government and
Fixed Income Management Team of       investment-grade corporate bonds to seek to provide a high
TradeStreet Investment                level of total return, capital appreciation and interest
Associates, Inc., investment          income. The Fund moves between these sectors and along the
sub-adviser to the Fund. During       yield curve to capitalize on market inefficiencies and seek
the reporting period, Greg Cobb       investment opportunities.
was the Fund's portfolio
manager.                              WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
INVESTMENT OBJECTIVE                  REPORTING PERIOD?
The Fund seeks total return by        Going into the first quarter of the reporting period
investing in investment-grade         (April-June), bond investors were struggling to find good
fixed income securities.              news. Market concerns were focused on the Federal Reserve
PERFORMANCE REVIEW                    Board (the Fed), given Chairman Alan Greenspan's now
For the 12-month period ended         infamous comments on "irrational exuberance" in the
March 31, 1998, Nations               financial markets and a one quarter of one percent
Strategic Fixed Income Fund           tightening of the Federal Funds rate to 5.5%. Interest rates
Primary A Shares provided a           were rising across all maturities, with long-term rates
total return of 10.53%.**             rising to just over 7%. Patient investors were eventually
                                      rewarded, however, as the economy slowed from its torrid
                                      pace and inflation remained subdued. Slower growth and low inflation allowed the Fed to remain on hold, and interest
                                      rates declined across the yield curve as the market unwound any further expectations of a Fed tightening of interest
                                      rates. The month of June ended with long-term interest rates near 6.75%.
                                      Volatility rose in the second quarter of the reporting
                                      period (July-September). Again, Greenspan attracted the
                                      market's attention as he discussed the possibility of
                                      continued strong economic growth, low inflation and a
                                      balanced budget. Not surprisingly, interest rates declined sharply. Nonetheless, economic growth remained solid as the manufacturing sector surged, unemployment declined, incomes rose and consumer confidence soared. As a result, interest rates reversed course and rose. There was a stunning absence of inflationary pressures, allowing the market to
                                      *The outlook of the Fixed Income Management Team for this
                                      Fund may differ from that presented for other Nations Funds mutual funds.
                                      **The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of
                                      increasing total return.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Strategic Fixed Income
Fund Fixed Income Management
             Team Commentary continued...

                                      shrug off solid economic growth and pushing long-term
                                      interest rates to their lows of the calendar year -- near
                                      6.5%.
                                      In the third quarter of the reporting period
                                      (October-December), the financial and economic crisis of
                                      Asia shook world financial markets. Investor confidence
                                      across the globe rapidly deteriorated as fears of global
                                      recession and deflation became a very real possibility. The
                                      U.S. fixed income markets benefited from a
                                      "flight-to-quality" as international investors sought the
                                      relatively safe haven of the U.S. financial markets.
                                      Interest rates continued their descent and ended the quarter at slightly less than 6.0%.
                                      During the fourth quarter of the reporting period
                                      (January-March), there were two surprises -- the U.S.
                                      domestic economy was stronger and the negative effects of
                                      the Asian financial collapse were less severe than
                                      anticipated. To date, there have been few signs that the
                                      Asian crisis has been severe enough to undermine the solid fundamentals of the U.S. economy: low unemployment, surging incomes, rising equity markets, a balanced budget and high levels of confidence. As a result, economic activity
                                      continues to expand at a healthy pace. Although economic
                                      activity has been higher than anticipated, inflationary
                                      pressures remain absent. It is this absence of inflationary pressures that allowed long-term interest rates to remain
                                      relatively unchanged. At the end of the fiscal year,
                                      interest rates were just under 6.0%.
                                      In short, over the course of the reporting period, the
                                      expansion continued with surprisingly high rates of economic activity but with inflation rates well below historical
                                      levels at the same stage of previous economic expansions.
                                      The absence of inflationary pressures, coupled with the
                                      financial turmoil in Asia, allowed the Fed to keep monetary policy steady for the entire reporting period. With no
                                      inflation, a potential regional financial crisis, a
                                      safe-haven status and a Fed on hold, interest rates were
                                      pushed down to levels not seen since 1993 -- creating a very positive environment for fixed income investors.
                                      HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?***
                                      Throughout the reporting period, the Fund remained
                                      overweighted in the major "spread sectors" -- corporate,
                                      mortgage-backed and asset-backed securities. This 70-85%
                                      weighting allowed the Fund to post significant yield
                                      advantages versus U.S. Treasury securities of comparable
                                      maturities.
                                      ***Portfolio characteristics were current as of March 31,
                                      1998, are subject to change and may not be representative of current characteristics.

Nations
Strategic Fixed Income
Fund Fixed Income Management
             Team Commentary continued...

                                      During the period, the Fund's corporate bond exposure ranged between 30-55%. Over the course of the year, we remained
                                      positive on the sector given that: (1) economic fundamentals remained positive (i.e., above-trend growth with few signs of inflationary pressures); (2) overall credit quality
                                      measures were at their highest levels in a decade; and (3)
                                      demand, though absent on brief occasions, proved to be
                                      generally robust.
                                      Our mortgage strategy needs to be placed in the context of our long-term strategic outlook and our short-term tactical trading strategies. Strategically, we look favorably on the sector as fundamentals and technicals should remain positive over the next nine to 12 months. In general, then, the Fund will maintain a healthy exposure to this sector. However,
                                      there will be short periods of time when the Fund will have a tactical underweighting of the sector when either the
                                      fundamentals or technicals, or both, are seen as
                                      deteriorating. For most of the reporting period, the Fund
                                      maintained its strategic positioning with a 20-35%
                                      mortgage-backed securities weighting.
                                      However, in January 1998, the Fund made a tactical move and reduced its mortgage exposure to 5% as the fundamentals of the sector were deteriorating rapidly. Spreads began to
                                      widen as declining interest rates produced record levels of financing activity and heightened fears of rapidly
                                      accelerating prepayments. Because a continued low-rate
                                      environment plus high prepayments creates a very negative
                                      environment for mortgage-backed securities, we reduced the
                                      Fund's exposure. It should be noted that proceeds were moved to corporate and asset-backed securities of comparable
                                      durations.
                                      The Fund's exposure to asset-backed securities ranged
                                      between 15-20% over the course of the period. The basic
                                      elements of this sector remained intact: excellent
                                      liquidity, high quality, incremental yield and the lowest
                                      spread volatility of the major spread sectors. We see no end of these trends on the horizon. Therefore, the Fund's 15-20%
                                      weighting should be considered a core weighting.
                                      With respect to duration, the Fund maintained a generally
                                      defensive position given our outlook for
                                      stronger-than-expected economic growth, lower unemployment and higher inflation. To achieve this position, the Fund
                                      increased exposure to issues of shorter maturities (1-5
                                      years) at the expense of intermediate- (5-10 years) and
                                      long- (10+ years) maturity issues.

Nations
Strategic Fixed Income
Fund Fixed Income Management
             Team Commentary continued...

ALL IN ALL, OUR SECTOR                WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
STRATEGY -- A GENERAL                 PERFORMANCE?
OVERWEIGHTING OF CORPORATE,           All in all, our sector strategy -- a general overweighting
MORTGAGE-BACKED AND                   of corporate, mortgage-backed and asset-backed
ASSET-BACKED SECTORS -- WAS A         sectors -- was a positive for performance. The Fund's
POSITIVE FOR PERFORMANCE.             general exposure to the corporate sector was beneficial,
                                      given the incremental yield advantage versus U.S. Treasuries and the sector's historical high absolute returns.
                                      Specifically, the Fund's exposure to the brokerage and
                                      cable/media sectors was also very positive. More
                                      importantly, the Fund's lack of direct or indirect exposure to Asia proved valuable.
                                      The mortgage sector was the top-performing sector over the last year. The Fund's 20-35% mortgage weighting for most of the year helped performance. The recent tactical reduction has so far neither added nor subtracted from returns in any meaningful way.
                                      Asset-backed securities, with their high quality,
                                      incremental yield and low volatility, continued to post very positive returns, on both an absolute and relative basis.
                                      The Fund's core weighting of 15-20% was a positive
                                      contributor to performance.
                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                      PERFORMANCE DURING THE PERIOD?
                                      Given our outlook for stronger-than-expected economic
                                      growth, lower unemployment and rising inflation, followed by higher interest rates, the Fund generally maintained a
                                      defensive duration position. We were accurate in our
                                      forecast of exceptional economic growth and lower
                                      unemployment. However, we were too pessimistic on inflation and, therefore, on the general direction of interest rates.
                                      As a result, the Fund did not participate fully in the bond market rally.
                                      WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                      OF 1998?
                                      We anticipate the financial crisis in Asia to have an impact on the U.S. economy, affecting our markets in the third or fourth quarter of 1998. When this occurs, we expect the
                                      economy to slow, prompting the labor market to ease and the
                                      Fed to reduce interest rates. However, we do not expect the slowdown to be so severe as to cause a recession.
                                      If, however, the Asian situation does not have a significant impact and economic growth remains strong, then the Fed will likely raise interest rates. We expect this to slow the
                                      economy, causing rates to go back down. One way or the
                                      other, we believe rates will ultimately decrease.

Nations
Strategic Fixed Income
Fund Fixed Income Management
             Team Commentary continued...

                                      Between October 1997 and January 1998, corporate bonds
                                      experienced poor performance. Yet with no recession or
                                      deterioration in corporate bond credit quality or
                                      fundamentals on the horizon, we believe corporate bonds
                                      carry growth potential.
                                      HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE
                                      ANTICIPATED DEVELOPMENTS?
                                      With the Fund's heavy exposure (75%) to corporate and
                                      asset-backed securities, it is well positioned to capture
                                      incremental yield versus U.S. Treasuries of comparable
                                      maturities. The corporate sector holds promise, as economic fundamentals remain positive, credit quality remains high, supply has become more manageable and spreads remain wider than they have been over much of the last 12 months. For
                                      these reasons, we believe that spreads will tighten over the coming months, producing solid relative returns. The
                                      fundamentals of the asset-backed market (liquidity, quality, yield and low volatility) make it a perfect substitute for short-term U.S. Treasuries. We expect the asset-backed
                                      portion of the portfolio to remain well diversified across maturities, collateral and structure.
                                      In the current low interest rate environment, the Fund's
                                      tactical weighting in mortgages (5%) is at the low end of
                                      its range. The general decline in mortgage rates has
                                      revealed the true callability of the sector. We choose to
                                      avoid the acceleration in prepayments and the negative
                                      performance potential of the sector. Until we believe the
                                      sector is once again attractive, we will place proceeds into the corporate and asset-backed markets.
                                      The remainder of the Fund (20%) is invested in U.S.
                                      Treasuries for liquidity and duration-management strategies.

Nations

Strategic Fixed Income
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

Mortgage-Backed Securities           5.8%                                        TOP TEN HOLDINGS (AS A % OF NET ASSETS AS
Foreign Bonds                        7.8%                                        OF 3/31/98)
Other Assets and Liabilities (net)   9.8%                                        -----------------------------------------
U.S. Treasury Obligations           11.3%                                          1  U.S. Treasury Notes             9.0%
Asset-Backed Securities             17.5%                                        -----------------------------------------
Corporate Bonds and Notes           47.8%                                          2  Federal National Mortgage
                                                                                      Association (FNMA)
                                                                                      Certificates                    3.7%
                                                                                 -----------------------------------------
                                                                                   3  U.S. Treasury Bond 7.500%
                                                                                      05/15/02                        2.3%
                                                                                 -----------------------------------------
                                                                                   4  Auburn Hills Trust
                                                                                      Certificates, Deb.,
                                                                                      12.000% 05/01/20                2.1%
                                                                                 -----------------------------------------
                                                                                   5  Bell Atlantic Corp. 9.000%
                                                                                      08/01/31                        1.6%
                                                                                 -----------------------------------------
                                                                                   6  Hydro-Quebec 9.000% 03/07/01    1.5%
                                                                                 -----------------------------------------
                                                                                   7  Government National Mortgage
                                                                                      Association (GNMA)
                                                                                      Certificates                    1.3%
                                                                                 -----------------------------------------
                                                                                   8  IMC Home Equity Loan Trust
                                                                                      Series 1997-1, Class A3
                                                                                      6.820% 10/25/11                 1.3%
                                                                                 -----------------------------------------
                                                                                   9  Standard Credit Card Master
                                                                                      Trust Series 1995-9, Series
                                                                                      B, 6.650% 10/07/07              1.3%
                                                                                 -----------------------------------------
                                                                                  10  Federated Department Stores,
                                                                                      Inc., Sr. Note, 10.000%
                                                                                      02/15/01                        1.2%

                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998, ARE SUBJECT
TO CHANGE AND MAY NOT BE REPRESENTATIVE
OF CURRENT HOLDINGS.

Nations
Strategic Fixed Income
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)

               Measurement Period                                                      Lehman Aggregate Bond
             (Fiscal Year Covered)                 Strategic Fixed Income $14,281         Index $14,803
Assumes the reinvestment of all distributions.

Oct. 30 1992                                                    10000                         10000
1992                                                            10151                         10161
                                                                10636                         10581
                                                                10928                         10862
                                                                11269                         11145
1993                                                            11245                         11152
                                                                10928                         10832
                                                                10801                         10721
                                                                10861                         10786
1994                                                            10871                         10827
                                                                11369                         11373
                                                                12045                         12066
                                                                12226                         12303
1995                                                            12750                         12827
                                                                12436                         12599
                                                                12456                         12671
                                                                12665                         12905
1996                                                            13021                         13293
                                                                12921                         13218
                                                                13361                         13704
                                                                13793                         14159
1997                                                            14124                         14576
Mar. 31 1998                                                    14281                         14803

Investor B Shares (as of 3/31/98)*

               Measurement Period                      Strategic Fixed         Lehman Aggregate Bond
             (Fiscal Year Covered)                    Income $12,654              Index $13,875
Assumes the reinvestment of all distributions.

June 7 1993                                                10000                      10000
                                                           10146                      10181
                                                           10445                      10447
1993                                                       10406                      10453
                                                           10097                      10154
                                                            9963                      10049
                                                           10003                      10110
1994                                                        9995                      10148
                                                           10436                      10660
                                                           11039                      11310
                                                           11187                      11532
1995                                                       11647                      12023
                                                           11342                      11810
                                                           11342                      11877
                                                           11495                      12097
1996                                                       11817                      12460
                                                           11708                      12390
                                                           12087                      12845
                                                           12457                      13272
1997                                                       12731                      13662
Mar. 31 1998                                               12654                      13875



                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (10/30/92 through 3/31/98)      6.80%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Strategic Fixed
                                                                Income Fund from the date each class of
                                                                shares was first offered. Figures for
                                                                the Lehman Aggregate Bond Index, an
                                                                unmanaged index comprised of the Lehman
                                                                Government/Corporate Index, the Asset-
                                                                Backed Securities Index and the
                                                                Mortgage-Backed Securities Index which
                                                                include U.S. Treasury issues, agency
                                                                issues, corporate bond issues and
                                                                mortgage-backed securities include
                                                                reinvestment of dividends. It is
                                                                unavailable for investment. The
                                                                performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Primary B,
                                                                Investor A and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception  NAV  CDSC*
                                                                (6/7/93 through 3/31/98)    5.34% 5.01%

  TOTAL RETURN (AS OF 3/31/98)

                                                Primary A       Primary B       Investor A      Investor B      Investor C
Inception Date                                10/30/92        6/28/96         11/19/92        6/7/93          11/16/92
                                                                                              NAV     CDSC*
----------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            10.53%          10.12%          10.30%          9.73%   5.73%   9.87%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                       7.90%           NA              7.68%           7.17%   6.30%   7.32%
5 Years                                       6.07%           NA              5.87%           NA      NA      5.46%
Since Inception                               6.80%           7.64%           6.59%           5.34%   5.01%   6.22%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
U.S. Government Bond
Fund Fixed Income Committee Commentary*

                        IN THE FOLLOWING INTERVIEW, THE FIXED INCOME COMMITTEE PRESENTS ITS VIEWS ON NATIONS U.S. GOVERNMENT BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND THEIR CURRENT OUTLOOK.


PORTFOLIO MANAGEMENT                  PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed                   The Fund is positioned to seek to maximize the long-term
by Boatmen's Capital                  returns available through the active management of
Management, Inc.'s Fixed Income       high-quality fixed income securities. Although the Fund is
Committee. Boatmen's Capital          fully discretionary with respect to duration and maturity
Management, Inc. is the               structure, the average weighted maturity of the Fund will be
investment sub-adviser                between five and 30 years. Consequently, at times, duration
to the Fund.                          may be significantly above or below standard broad market
INVESTMENT OBJECTIVE                  benchmarks such as the Lehman Government Bond Index.***
The Fund seeks total return and       WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
preservation of capital by            REPORTING PERIOD?
investing                             During the period, economic growth was well above the most
in U.S. government securities.        optimistic expectations of long-term sustainable levels,
PERFORMANCE REVIEW                    productivity rates were high and unemployment rates were at
For the 12-month period ended         30-year lows. In addition, inflation continued to fall and
March 31, 1998, Nations U.S.          budget deficits declined, providing a favorable backdrop for
Government Bond Fund Primary A        financial assets.
Shares provided a total return        In this economic environment, the U.S. Federal Reserve Board
of 9.90%.**                           (the Fed) opted to keep the Federal Funds rate steady at
                                      5.5%. The benchmark 30-year U.S. Treasury bond started the period at just over 7%, traded in a fairly tight range until
                                      August 1997 and then declined in reaction to the Asian
                                      financial crisis, ending the period at just under 6%. (Bond yields typically move in the opposite direction of bond
                                      prices, so that when yields go down, prices go up.)
                                      Early in the reporting period, the economy experienced
                                      impressive overall growth without signs of inflationary
                                      pressures. However, in August 1997, the market retreated
                                      somewhat as the unemployment rate continued to decline,
                                      consumer confidence remained high and the U.S. dollar
                                      declined from its then year-to-date highs. But with
                                      continued favorable inflation reports, the market accurately anticipated that the Fed would not act to raise interest
                                      rates. Accordingly, bond yields declined slightly in
                                      September 1997.
                                      *The outlook of the Fixed Income Committee for this Fund may differ from that presented for other Nations Funds mutual
                                      funds.
                                      **The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of
                                      increasing total return.
                                      ***The Lehman Government Bond Index is unmanaged and
                                      represents the return of government bonds with an average
                                      maturity of approximately nine years. It is unavailable for investment.
                                      Source for all statistical data -- Boatmen's Capital
                                      Management, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
U.S. Government Bond
Fund Fixed Income Committee Commentary continued...

                                      In the final quarter of 1997, Asian stock markets plunged to levels not seen in several years, creating fears of a
                                      financial crisis that would affect the world's markets. As investor confidence deteriorated, the U.S. bond market
                                      benefited from a massive "flight to quality," with investors selling off foreign holdings and buying U.S. bonds. Within the bond market, investors fled from corporate,
                                      mortgage-backed and asset-backed securities into U.S.
                                      Treasuries. As a result, any fund with primary holdings in
                                      U.S. Treasuries was well positioned.
                                      In early 1998, Fed Chairman Alan Greenspan discussed the
                                      possibility of disinflationary shocks resulting from the
                                      problems in Asia. This caused the bond market yield curve to steepen dramatically, reducing short-term bond yields
                                      relative to long-term bond yields which also declined. In
                                      February 1998, as the continued strength of the U.S. economy again became a concern, the market experienced a sell-off
                                      and investors revisited the possibility that the Fed might raise interest rates to get ahead of inflation and influence growth.
                                      HOW DID YOU MANAGE THE FUND'S DURATION -- OR INTEREST RATE
                                      RISK -- IN THIS ENVIRONMENT?+
                                      At the beginning of the fiscal year, we felt that the
                                      nation's strong economic growth rate, combined with the low unemployment rate and surging consumer confidence, could
                                      lead to inflationary pressures that would prompt the Fed to raise interest rates.
                                      While we were accurate in our forecast of exceptional
                                      economic growth, we were incorrect on the direction of
                                      inflation. The Fund's defensive stance on
                                      duration -- investing in securities with shorter maturities in preparation for higher interest rates -- hurt its overall performance because this prevented the Fund from fully
                                      participating in the bond market rally.
                                      Early in the fourth quarter of 1997, as the magnitude of the
                                      Asian economic crisis became apparent, we substantially
                                      increased the duration of the Fund's securities as we
                                      concluded that the U.S. economy would likely slow to a more modest, sustainable growth rate over the course of 1998.
                                      Likewise, we felt that inflationary pressures would remain subdued, as import price deflation served to limit the
                                      pricing power of domestic producers. Wage increases were
                                      largely offset by surging productivity gains, and capital
                                      spending was decelerating amid signs of excess global
                                      capacity and the risk of a modest profit margin contraction.
                                      The continuation of such an environment would likely allow interest rates to decline further.
                                      +Portfolio characteristics were current as of March 31,
                                      1998, are subject to change and may not be representative of current characteristics.

Nations
U.S. Government Bond
Fund Fixed Income Committee Commentary continued...

                                      Throughout 1997, the Fund maintained a "barbell structure", owning issues with both relatively short and long maturities as opposed to owning issues with medium maturities. However, at the end of the reporting period, the Fund exhibited a
                                      much more neutral structure -- investing in securities of
                                      varying maturities -- relative to its benchmark, the Lehman
                                      Government Bond Index. As of March 31, 1998, the Fund's
                                      duration was 7.1 years.
                                      WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                      PERFORMANCE?
                                      Prior to January 1998, the yield curve had been flattening, indicating that investors who took on a relatively low level of risk by investing in short-term bonds earned income
                                      comparable to that of more volatile 30-year U.S. Treasury
                                      securities. In this environment, the Fund's strategy of
                                      holding issues with both relatively short and long
                                      maturities benefited performance. In addition, the Fund
                                      invested heavily in U.S. Treasury securities, which
                                      performed particularly well during this period of low
                                      interest rates.
                                      WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING
                                      THE REST OF 1998.
                                      We anticipate the financial crisis in Asia to have an impact on the U.S. economy, affecting our markets in the third or fourth quarter of 1998. When this occurs, we expect the
                                      economy to slow and disinflation to prevail, prompting the
                                      Fed to reduce interest rates. However, we do not expect the impact to be so severe as to cause a recession.
                                      If, however, the Asian situation does not have a significant impact and economic growth remains strong, then the Fed will likely raise interest rates. Ultimately, we expect this to slow the economy, causing rates to go back down. One way or the other, we believe interest rates will decrease.

Nations
U.S. Government Bond
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

 1.0% Other Assets and
      Liabilities (Net)

 5.0% Mortgage-Backed
      Securities

29.9% U.S. Treasury Notes

64.1% U.S. Treasury Bonds

                                                                                 TOP HOLDINGS (AS A % OF NET ASSETS AS OF
                                                                                 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  U.S. Treasury Bonds            64.1%
                                                                                 -----------------------------------------
                                                                                   2  U.S. Treasury Notes            29.9%
                                                                                 -----------------------------------------
                                                                                   3  Federal National Mortgage
                                                                                      (FNMA) Certificate 6.500%
                                                                                      06/01/03                        5.0%

                                                                                 -----------------------------------------
                                                                                 THE TOP HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998, ARE SUBJECT
TO CHANGE AND MAY NOT BE REPRESENTATIVE
OF CURRENT HOLDINGS.

Nations
U.S. Government Bond
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)

               Measurement Period
             (Fiscal Year Covered)                 U.S. Government Bond $13,927     Lehman Government Bond $13,586
Assumes the reinvestment of all distributions.
Nov. 7 1994                                                    10000                             10000
1994                                                           10370                             10042
                                                               10924                             10515
                                                               11728                             11167
                                                               11932                             11365
1995                                                           12522                             11884
                                                               12172                             11616
                                                               12232                             11671
                                                               12396                             11868
1996                                                           12747                             12214
                                                               12673                             12114
                                                               13079                             12534
                                                               13436                             12955
1997                                                           13821                             13385
Mar. 31 1998                                                   13927                             13586

Investor B Shares (as of 3/31/98)*

               Measurement Period                                                   Lehman Government Bond
             (Fiscal Year Covered)                 U.S. Government Bond $13,267         Index $13,586
Assumes the reinvestment of all distributions.
Nov. 10 1994                                                   10000                        10000
1994                                                           10336                        10042
                                                               10862                        10515
                                                               11633                        11167
                                                               11806                        11365
1995                                                           12348                        11884
                                                               11973                        11616
                                                               12013                        11671
                                                               12143                        11868
1996                                                           12456                        12214
                                                               12352                        12114
                                                               12721                        12534
                                                               13047                        12955
1997                                                           13393                        13385
Mar. 31 1998                                                   13267                        13586



                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (11/7/94 through 3/31/98)      10.24%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations U.S. Government Bond
                                                                Fund from the date each class of shares
                                                                was first offered. Figures for the
                                                                Lehman Government Bond Index, an
                                                                unmanaged index, represent the return
                                                                of government bonds with an average
                                                                maturity of approximately nine years,
                                                                include reinvestment of dividends. It
                                                                is unavailable for investment. The
                                                                performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Investor A
                                                                and Investor C Shares may vary based on
                                                                the differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception  NAV  CDSC* (11/10/94
                                                                through 3/31/98)            9.19% 8.71%

  TOTAL RETURN (AS OF 3/31/98)

                                                               Primary A       Investor A      Investor B      Investor C
Inception Date                                               11/7/94         2/7/95          11/10/94        9/19/97
                                                                                             NAV     CDSC*
---------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                           9.90%           9.51%           9.02%   4.02%   NA
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                                      8.43%           8.19%           7.43%   6.57%   NA
Since Inception                                              10.24%          8.59%           9.19%   8.71%   3.50%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

The performance shown reflects the performance of the Pilot U.S. Government Securities Fund which was reorganized into Nations U.S. Government Bond Fund on May 23, 1997.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations

Diversified Income
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. AHNRUD SHARES HIS VIEWS ON NATIONS DIVERSIFIED INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.

PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
Mark S. Ahnrud, CFA, is Senior        Our investment philosophy is biased toward total return,
Portfolio Manager of Nations          recognizing that the combination of current income and price
Diversified Income Fund and a         movement is ultimately more important than current income
Director of Fixed Income              alone. We use a combination of investment
Management for TradeStreet            strategies -- duration management (management of interest
Investment Associates, Inc.,          rate risk), sector rotation, security selection and yield
the investment sub-adviser to         curve positioning -- to add value to the Fund over time. By
the Fund.                             using multiple strategies, we avoid making "big bets" and
INVESTMENT OBJECTIVE                  look for each strategy to add the potential for incremental
The Fund seeks total return           income without any single strategy dominating returns. The
with an emphasis on current           Fund invests in government securities and corporate bonds,
income by investing in a              including high-yield corporate bonds. High-yield corporate
diversified portfolio of fixed        bonds and government securities are not highly correlated to
income securities.                    one another; they react differently to changes in interest
PERFORMANCE REVIEW                    rates and the economy. This divergence in performance is the
For the 12-month period ended         key to this part of the Fund's strategy, as the Fund
March 31, 1998, Nations               balances credit risk and interest rate risk by allocating
Diversified Income Fund Primary       assets to the different sectors as market conditions
A Shares provided a total             warrant.
return of 11.07%.**                   WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                      REPORTING PERIOD?
                                      Early in the period, we were concerned about the strength of the domestic economy and believed that the U.S. Federal
                                      Reserve Board (the Fed) would be forced to raise interest
                                      rates to slow growth. The 30-year U.S. Treasury bond began the period yielding just over 7%, and the Fund was
                                      positioned defensively (investing in bonds with relatively short maturities in preparation for higher interest rates), as we believed that yields would rise later in the year.
                                      This economic strength was the result of a 30-year low in
                                      unemployment rates, rising incomes, high levels of consumer confidence and a rapidly rising equity market. But the
                                      environment changed in the fiscal third quarter, as
                                      continued low inflation and a rapidly diminishing federal
                                      budget deficit combined with the anti-growth,
                                      disinflationary shock waves emanating from Asia to push bond yields down. As fear of the Fed raising interest rates
                                      waned, the "flight to quality" trade drove prices higher.
                                      The period ended with the 30-year U.S. Treasury yielding
                                      just under 6%.
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      **The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of
                                      increasing total return.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Diversified Income
Fund Portfolio Manager Commentary continued...

                                      HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                      At the beginning of the period, we maintained a defensive
                                      posture in the portfolio because we were concerned that
                                      strong economic growth and the tight labor market would lead the Fed to raise interest rates due to concerns about rising inflation.
                                      The Fund was underweighted in the corporate bond sector for much of the period, as we believed that this sector was
                                      overvalued relative to U.S. Treasury securities. We didn't believe that the incremental yield advantage from owning
                                      corporate bonds justified the credit risk assumed in owning this sector. This environment of low incremental yield
                                      pick-up for owning corporate bonds over U.S. Treasuries
                                      caused the Fund to maintain a relatively low weighting in
                                      the high-yield corporate sector as well.
                                      The Fund's exposure to the mortgage-backed sector was high during the early part of the period, but as interest rates began to decline during the fiscal third quarter, we reduced the Fund's exposure based on increasing prepayment fears and our outlook that interest rates would continue to decline.
                                      With rates back near their 1993 lows, we expected a
                                      significant upturn in refinancing activity in early 1998. We had been willing to take on prepayment risk in the
                                      trading-range environment we saw early in the period, but we believed that as the yield on the 10-year U.S. Treasury bond declined below 6.1%, the risks of continuing to hold on to this sector were too great.
OUR DECISION TO UNDERWEIGHT THE       WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S STRONG
FUND'S CORPORATE BOND EXPOSURE        PERFORMANCE?***
PROVED SUCCESSFUL.                    Our decision to underweight the Fund's corporate bond
                                      exposure proved successful. As the Asian crisis played out during the fiscal third quarter, the resultant "flight to
                                      quality" caused corporate bonds to lag the performance of
                                      U.S. Treasury bonds. This caused the worst period of
                                      relative corporate bond performance in the last 10 years.

                                      We were then able to use this as an opportunity to increase the Fund's exposure to the corporate bond sector, as we
                                      didn't believe that the end of the credit cycle was in
                                      sight. We raised both the Fund's investment-grade and
                                      high-yield bond holdings, increasing the portfolio's income.
                                      We emphasized the health care, cable/media and financial
                                      services sectors in the portfolio, which performed well
                                      during the period. Specifically, companies like Viacom Inc.,
                                      News Corp. Ltd., HEALTHSOUTH Corp. and Morgan Stanley Group
                                      experienced solid performance.
                                      ***Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
Diversif ied Income
Fund Portfolio Manager Commentary continued...

                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                      PERFORMANCE DURING THE PERIOD?
                                      Our defensive duration posture was the greatest hindrance to performance during the period. While we extended duration
                                      and had a much better second half of the year as interest
                                      rates declined, it was not enough to recover the ground lost during the fiscal second quarter.
                                      WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                      OF 1998?
                                      Later in 1998, either the fundamentally sound U.S. economy will shrug off Asia's troubles, leading to a Fed tightening of interest rates, or Asia will have a meaningful impact on
                                      U.S. growth, further reducing inflation and raising the
                                      probability that the Fed will ease interest rates. We are
                                      positioned for the latter scenario, although our bullish
                                      bias is tempered by the market's current overbought
                                      condition, extreme bullish sentiment and the need for
                                      further confirmation of a slowdown in the domestic economy.
                                      HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE
                                      ANTICIPATED DEVELOPMENTS?
                                      We continue to favor the corporate bond sector over the
                                      mortgage sector in this interest-rate environment. We are
                                      more comfortable with the Fund owning corporate bonds, as we are not forecasting a recession and believe that overall
                                      corporate credit quality will continue to improve. We expect to continue to increase the Fund's exposure to this sector in the months ahead. The mortgage sector continues to look unattractive to us, as the low interest-rate environment
                                      will continue to result in significant prepayment activity.

Nations

Diversified Income
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

 1.0%  Foreign Bonds and Notes
 2.3%  Other Assets and Liabilities (Net)
 2.7%  Municipal Bonds
13.2%  Mortgage-Backed Securities
35.1%  U.S. Treasury Bonds
45.7%  Corporate Bonds and Notes

                                                                                 TOP TEN HOLDINGS (AS A % OF NET ASSETS AS
                                                                                 OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  U.S. Treasury Bonds            35.1%
                                                                                 -----------------------------------------
                                                                                   2  Federal National Mortgage
                                                                                      Association (FNMA)
                                                                                      Certificates                    8.6%
                                                                                 -----------------------------------------
                                                                                   3  Government National Mortgage
                                                                                      Association (GNMA)
                                                                                      Certificates                    4.6%
                                                                                 -----------------------------------------
                                                                                   4  GTE Corporation 7.900%
                                                                                      02/01/27                        1.8%
                                                                                 -----------------------------------------
                                                                                   5  Nebraska Investment Finance
                                                                                      Authority, Taxable-Series B,
                                                                                      6.550% 09/01/07                 1.7%
                                                                                 -----------------------------------------
                                                                                   6  Westpoint Stevens Inc., Sr.
                                                                                      Notes, 8.750% 12/15/01          1.6%
                                                                                 -----------------------------------------
                                                                                   7  PDV America Inc., Gtd. Sr.
                                                                                      Notes, 7.875% 08/01/03          1.6%
                                                                                 -----------------------------------------
                                                                                   8  Morgan Stanley Finance PLC.
                                                                                      Gtd., Sub. Deb.,
                                                                                      8.030% 02/28/17                 1.5%
                                                                                 -----------------------------------------
                                                                                   9  Time Warner Entertainment
                                                                                      8.375% 07/15/33                 1.5%
                                                                                 -----------------------------------------
                                                                                  10  Rogers Cablesystems Limited,
                                                                                      Deb., 10.000% 12/01/07          1.5%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT AS OF
MARCH 31, 1998, ARE SUBJECT TO CHANGE
AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS.

Nations

Diversif ied Income
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)

               Measurement Period                                                 Lehman Government Corporate Bond
             (Fiscal Year Covered)                 Diversified Income $15,737             Index $14,886
Assumes the reinvestment of all distributions.
Oct. 30 1992                                                 10000                             10000
1992                                                         10225                             10163
                                                             10894                             10636
                                                             11318                             10955
                                                             11735                             11317
1993                                                         11828                             11284
                                                             11512                             10931
                                                             11344                             10795
                                                             11442                             10848
1994                                                         11530                             10888
                                                             12136                             11431
                                                             13045                             12172
                                                             13281                             12405
1995                                                         13940                             12983
                                                             13497                             12680
                                                             13543                             12739
                                                             13812                             12964
1996                                                         14284                             13360
                                                             14168                             13245
                                                             14681                             13727
                                                             15066                             14208
1997                                                         15511                             14664
Mar. 31 1998                                                 15737                             14886

Investor B Shares (as of 3/31/98)*

               Measurement Period                                                 Lehman Government Corporate Bond
             (Fiscal Year Covered)                 Diversified Income $13,450             Index $13,897
Assumes the reinvestment of all distributions.
June 7 1993                                                  10000                             10000
                                                             10178                             10227
                                                             10533                             10565
1993                                                         10597                             10534
                                                             10295                             10205
                                                             10125                             10078
                                                             10194                             10128
1994                                                         10253                             10165
                                                             10773                             10671
                                                             11558                             11364
                                                             11745                             11581
1995                                                         12305                             12121
                                                             11891                             11837
                                                             11910                             11893
                                                             12123                             12103
1996                                                         12513                             12473
                                                             12389                             12365
                                                             12813                             12815
                                                             13122                             13264
1997                                                         13481                             13690
Mar. 31 1998                                                 13450                             13897



                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (10/30/92 through 3/31/98)      8.73%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Diversified Income
                                                                Fund from the date each class of shares
                                                                was first offered. Figures for the
                                                                Lehman Government Corporate Bond Index,
                                                                an unmanaged index comprised of U.S.
                                                                Government, U.S. Treasury and agency
                                                                securities, corporate and yankee bonds,
                                                                include reinvestment of dividends. It
                                                                is unavailable for investment. The
                                                                performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Primary B,
                                                                Investor A and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception  NAV  CDSC* (6/7/93
                                                                through
                                                                3/31/98)             6.68% 6.35%

  TOTAL RETURN (AS OF 3/31/98)

                                           Primary A       Primary B       Investor A       Investor B        Investor C
Inception Date                           10/30/92        6/28/96         11/25/92             6/7/93        11/9/92
                                                                                         NAV CDSC*
--------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       11.07%          10.29%          10.80%          10.18%  5.18%      10.27%
--------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                  9.05%           NA              8.77%           8.21%   7.35%      8.35%
5 Years                                  7.63%           NA              7.41%           NA      NA         6.92%
Since Inception                          8.73%           8.26%           8.46%           6.68%   6.35%      8.10%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales changes.

Nations
Global Government Income
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. RIMMER SHARES HIS VIEWS ON NATIONS GLOBAL GOVERNMENT INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.

PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
Mark Rimmer is Principal              We believe that long-term analysis of economic
Portfolio Manager of Nations          trends -- rather than short- term tactical models or
Global Government Income Fund         specific issue selection through credit analysis -- is the
and an International Fixed            key to successful investing in the global bond markets.
Income Fund Manager for               Therefore, our investment process is top-down, strategic and
Gartmore Global Partners,             driven by macroeconomics. The Fund emphasizes investments of
investment sub-adviser to the         high credit quality with the objective of adding value by
Fund.                                 identifying and taking advantage of interest rate and
INVESTMENT OBJECTIVE                  currency trends across global markets.
The Fund seeks total return by
investing primarily in                WHAT WERE GLOBAL ECONOMIC AND MARKET CONDITIONS LIKE DURING
high-quality debt securities          THE REPORTING PERIOD?
issued by governments, banks          Over the 12 months ended March 31, 1998, global bond prices
and supranational entities            rose significantly in all major markets. The rally in global
located throughout the world.         bonds has been fueled in part by the so-called "new
PERFORMANCE REVIEW                    paradigm," which has allowed levels of steady economic
For the 12-month period ended         growth that do not trigger inflation, particularly in the
March 31, 1998, Nations Global        United States. The absence of inflation in the new paradigm
Government Income Fund Primary        is attributed to improved productivity and technological
A Shares provided a total             change. Another major factor driving bond market performance
return of 3.38%.                      was the financial crisis in Asia, which led to expectations of slower global economic growth and the possibility of
                                      disinflationary conditions.
                                      Expressed in local currency terms, most world bond markets provided attractive returns for the period, but these
                                      returns were reduced when translated into U.S. dollar terms, as the dollar strengthened against most overseas currencies.
                                      The U.S. economy continued to grow at a robust pace of over
                                      3%, and the unemployment rate fell below 5%, but this did
                                      not trigger the inflationary pressures that would normally be expected. As inflation remained subdued, the U.S. Federal
                                      Reserve Board (the Fed) kept the Federal Funds rate
                                      unchanged at 5.5%, sparking a rally in the U.S. bond market.
                                      The yield on the 30-year U.S. Treasury bond declined
                                      sharply, from just over 7% at the start of the period to
                                      just under 6% at the end of the period. (Bond yields
                                      typically move in the opposite direction of bond prices, so that when yields go down, prices go up.)
                                      *The outlook of this Fund's portfolio manager may differ
                                      from that presented for other Nations Funds mutual funds.
                                      Source for all statistical data -- Gartmore Global Partners.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
                                      INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                      RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                      ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS,
                                      AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                      FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

Nations
Global Government Income
Fund Portfolio Manager Commentary continued ...

                                      Other bond markets also rallied impressively, with 10-year
                                      German yields falling to all-time lows below 5%. The
                                      Continental European economies continued to grow at a
                                      relatively weak pace, and unemployment remained high,
                                      keeping inflationary pressures subdued. Higher-yielding
                                      European bond markets such as Italy, Spain and Sweden
                                      continued to provide the best returns, benefiting from the near certainty that European Economic and Monetary Union
                                      (EMU) would proceed as planned in January 1999.
                                      Although the United Kingdom's economy grew at a solid pace,
                                      U.K. bonds still performed well. In fact, the U.K. was the period's top-performing bond market in U.S. dollar terms,
                                      since the pound was the only major currency to appreciate
                                      against the dollar. In Japan, the economy remained feeble, causing the benchmark Japanese government bond yield to hit a record low of 1.5%.
                                      WHERE WERE THE FUND'S HOLDINGS CONCENTRATED?**
                                      The Fund maintained a slightly underweight position in U.S.
                                      bonds relative to the benchmark, JP Morgan Global Government
                                      Bond Index+, although overweightings in Australia and Canada raised the Fund's dollar-bloc currency exposure close to the benchmark weighting. The duration of the Fund's U.S. bond
                                      holdings was close to that of the Index.
                                      At the beginning of the period, the Fund held a neutral
                                      position in European bonds. Over the 12 months, however, we raised the Fund's exposure to Europe, principally at the
                                      expense of the Japanese allocation, as we expected the yen to weaken. Overall, the European bond holdings emphasized
                                      core markets such as Germany and France, although the Fund held an overweight position in the U.K. and in
                                      higher-yielding Spanish and European Currency Unit
                                      (ECU)-denominated bonds.++ During the period, we moved to a defensive stance on the Fund's duration in Europe because we anticipated recovery in the European economies.
                                      **Portfolio characteristics were current as of March 31,
                                      1998, are subject to change and may not be representative of current characteristics.
                                      +The JP Morgan Global Government Bond Index is an unmanaged, capitalization-weighted index that tracks government bonds issued in 13 countries located in the United States, Europe and the Far East. It is unavailable for investment.
                                      ++ECU (European Currency Unit): A synthetic currency unit
                                      representing a "basket" or composite of certain European
                                      currencies. The value of the ECU changes daily and is
                                      calculated using the average value of currencies in Europe's
                                      Exchange Rate Mechanism (a system that sets target ranges
                                      for currency exchange rates between participating
                                      countries).

Nations
Global Government Income
Fund Portfolio Manager Commentary continued ...

                                      Relative to the Index, the Fund had a neutral position in
                                      Japanese bonds at the start of the period and was
                                      concentrated in shorter-term securities. However, we reduced this to a substantially underweight stance during the
                                      period.
                                      WHAT INVESTMENT DECISIONS HAD THE MOST IMPACT ON THE FUND'S
                                      PERFORMANCE?
                                      In terms of overall duration, the Fund was positioned short of the Index for the period. Since this was a time of
                                      declining bond yields -- which would be of greatest benefit to a portfolio of longer duration -- the performance of the
                                      Fund suffered versus the benchmark. The Fund's duration
                                      position reflected our view that most of the good news about low inflation had already been priced into bond markets. In addition, we expected inflationary pressures to grow as the
                                      U.S. economy remained strong and Europe was poised to
                                      recover, worsening the outlook for short-term interest rates both in the United States and Europe. We were correct in
                                      forecasting firm economies for both regions, but inflation did not rise as we had anticipated. As a result, short-term
                                      U.S. interest rates were unchanged during the period, while in Germany, they were raised marginally in October 1997.
                                      The duration of the Fund's U.S. bond holdings was generally in line with the Index for much of the period, and these
                                      holdings performed in line with the Index. However, the
                                      Fund's allocation to the U.S. market was somewhat
                                      underweight. Also detracting from performance was an
                                      overweight stance in both Australia and Canada, which
                                      underperformed the United States, primarily because of
                                      currency weakness.
OUR DECISION TO UNDERWEIGHT           Our strategy of overweighting core European bond markets
JAPANESE BONDS OVER THE PERIOD        detracted from performance, as did the strategy of
PROVED SUCCESSFUL IN ADDING           emphasizing shorter-term securities that did not benefit as
VALUE.                                fully from the rally in the bond markets. Our decision to
                                      underweight Japanese bonds over the period proved successful in adding value.
                                      WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S PERFORMANCE?
                                      We maintained a position close to neutral with regard to the
                                      Fund's allocation to dollar-bloc currencies (currencies of
                                      United States, Canada and Australia) over the period. The
                                      Fund started the period overweighted in dollar-bloc
                                      currencies and had shifted to a neutral weighting by the end of the period. Within the dollar bloc, we underweighted the
                                      U.S. dollar and overweighted both the Australian and
                                      Canadian dollars. This had a negative impact on performance, as both of these currencies depreciated somewhat versus the
                                      U.S. dollar. However, we mitigated this effect by reducing the Fund's Canadian exposure over the period and placing a defensive currency hedge on the Fund's Australian bond
                                      position. The U.S. dollar appreciated quite significantly
                                      versus all currencies except the British pound. The Fund

Nations
Global Government Income
Fund Portfolio Manager Commentary continued ...

                                      started the period with a neutral weighting in the pound but moved to a slightly overweight position later in the period.

                                      WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                      COMING YEAR?
                                      Following the sharp rally in global bond markets during the period, attractive near-term opportunities for the Fund may be limited. However, we believe that both U.S. and U.K.
                                      bonds represent fair value. In the U.K., the Monetary Policy
                                      Committee is gaining credibility by maintaining high
                                      interest rates to subdue inflation. In the United States,
                                      the bond market is well supported by subdued inflation and the likelihood that the Fed will not raise interest rates
                                      for several months (assuming that the Fed's next move will be to tighten, which may or may not be the case). In
                                      addition, optimism that U.S. fiscal policy will result in a balanced federal budget for fiscal year 1999 has contributed to a favorable environment for U.S. Treasury issues.
                                      In Japan, we expect little investment opportunity in the
                                      bond market. While it is possible that the Japanese
                                      government could introduce a meaningful fiscal package,
                                      recent efforts to energize the Japanese economy through
                                      fiscal policy have been largely ineffective.
                                      HOW ARE YOU POSITIONING THE FUND GOING FORWARD?
                                      Given the relatively favorable outlook in the U.S. and U.K., the Fund is maintaining a benchmark weighting in these
                                      markets in terms of duration.
                                      The Fund is overweighted in European currencies, but we are cautious on the outlook for European bonds and are
                                      emphasizing shorter-term securities. Among the
                                      higher-yielding bond markets, the Fund is underweighted in
                                      Italy but is overweighted in both Denmark and Spain.
                                      Because of generally unfavorable conditions in Japan, the
                                      Fund is underweighted in Japanese bonds -- although we
                                      believe the yen may have further to fall. While the outlook for growth in Japan appears to be poor, there may be an
                                      opportunity for the yen to appreciate versus the U.S. dollar if a substantial fiscal package is introduced to stimulate the economy. Intervention by the Bank of Japan, along with an improving trade balance, could also support the currency.

Nations
Global Government Income
Fund

                                      Elsewhere, we believe that many of the emerging bond markets may perform well, particularly Mexico, Argentina and South
                                      Africa. However, because the Fund may invest only up to 5%
                                      of its assets in below-investment-grade debt, the Fund's
                                      ability to take advantage of these markets is fairly
                                      limited. We also believe opportunities may exist in some of the peripheral European markets such as Greece and
                                      Hungary -- especially Greece, which recently joined Europe's
                                      Exchange Rate Mechanism with an eye toward participating in
                                      Economic and Monetary Union at some point in the future.

  PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

29.4%  Other Foreign Bonds and Notes,
       U.S. Treasury Obligations
       and Net Other Assets
       and Liabilities
 4.4%  Italy
 4.5%  Denmark
 4.7%  Spain
 4.7%  Netherlands
 4.9%  Australia
 5.3%  Poland
 6.2%  Finland
 8.7%  Great Britain
 8.8%  Canada
 8.9%  Austria
 9.5%  Germany

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  U.S. Treasury Bonds            10.2%
                                                                                 -----------------------------------------
                                                                                   2  Republic of Finland, 8.000%
                                                                                      04/07/03                        6.2%
                                                                                 -----------------------------------------
                                                                                   3  Government of Poland, 7.125%
                                                                                      07/01/04                        5.3%
                                                                                 -----------------------------------------
                                                                                   4  New South Wales Treasury
                                                                                      Corporation, 7.000% 04/01/04    4.9%
                                                                                 -----------------------------------------
                                                                                   5  Government of the
                                                                                      Netherlands, 6.500% 01/15/99    4.7%
                                                                                 -----------------------------------------
                                                                                   6  Province of Ontario, 5.000%
                                                                                      02/15/01                        4.7%
                                                                                 -----------------------------------------
                                                                                   7  Kingdom of Denmark, 6.000%
                                                                                      12/10/99                        4.5%
                                                                                 -----------------------------------------
                                                                                   8  BMW Capital plc, 6.250%
                                                                                      08/14/00                        4.5%
                                                                                 -----------------------------------------
                                                                                   9  KFW International Finance,
                                                                                      7.500% 04/21/05                 4.5%
                                                                                 -----------------------------------------
                                                                                  10  Government of Austria, 8.000%
                                                                                      06/17/02                        4.4%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998,
ARE SUBJECT TO CHANGE AND MAY NOT
BE REPRESENTATIVE OF CURRENT
HOLDINGS.

Nations

Global Government Income
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)

                                                                                              JP
               Measurement Period                                               Morgan Global Government Bond
             (Fiscal Year Covered)                 Global Government $11,319           Index $11,038
Assumes the reinvestment of all distributions.
June 30 1995                                                 10000                          10000
                                                             10169                           9988
1995                                                         10636                          10325
                                                             10503                          10143
                                                             10707                          10205
                                                             11067                          10493
1996                                                         11379                          10779
                                                             10949                          10357
                                                             11175                          10662
                                                             11268                          10845
1997                                                         11258                          10930
Mar. 31 1998                                                 11319                          11038

Investor B Shares (as of 3/31/98)*

               Measurement Period                                                                 JP
             (Fiscal Year Covered)                 Global Government $10,736    Morgan Global Government Bond $11,038
Assumes the reinvestment of all distributions.
June 30 1995                                                 10000                               10000
                                                             10146                                9988
1995                                                         10586                               10325
                                                             10427                               10143
                                                             10603                               10205
                                                             10933                               10493
1996                                                         11213                               10779
                                                             10763                               10357
                                                             10957                               10662
                                                             11023                               10845
1997                                                         10990                               10930
Mar. 31 1998                                                 10736                               11038



                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (6/30/95 through 3/31/98)       4.61%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Global Government
                                                                Income Fund from the date each class of
                                                                shares was first offered. Figures for
                                                                the JP Morgan Global Government Bond
                                                                Index, an unmanaged
                                                                capitalization-weighted index that
                                                                tracks government bonds issued in 13
                                                                countries located in the United States,
                                                                Europe and the Far East, include
                                                                reinvestment of dividends. It is
                                                                unavailable for investment. The
                                                                performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Primary B,
                                                                Investor A and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception  NAV  CDSC*
                                                                (6/30/95 through 3/31/98)   3.62% 2.62%

  TOTAL RETURN (AS OF 3/31/98)

                                                Primary A       Primary B       Investor A      Investor B      Investor C
Inception Date                                6/30/95         6/28/96         6/30/95         6/30/95         6/30/95
                                                                                              NAV     CDSC*
----------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            3.38%           3.20%           3.12%           2.45%   (2.50)% 2.63%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Since Inception                               4.61%           2.92%           4.35%           3.62%   2.62%   3.92%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

NATIONS FUNDS
Nations Short-Term Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 PRINCIPAL
  AMOUNT                                                 VALUE
------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 31.9%
$10,300,000   Banc One Credit Card Master Trust,
               Series 1994-C, Class A,
               7.800% 11/15/98....................    $ 10,403,000
  7,900,000   BankBoston Revenue, RV Trust, Series
               1997-1, Class A7,
               6.480% 07/15/08....................       7,972,828
 11,000,000   Chase Manhattan Auto Owner Trust,
               Series 1996-C, Class A4,
               6.150% 03/15/02....................      11,048,070
  7,000,000   Discover Card Master Trust, Series
               1995-2, Class A,
               6.550% 02/15/03....................       7,083,090
  8,677,626   EQCC Home Equity Loan Trust, Series
               1996-2, Class A2,
               6.700% 09/15/08....................       8,725,082
  4,000,000   Fingerhut Metris Master Trust,
               Series 1996-1, Class A,
               6.450% 02/20/02....................       4,025,000
  6,000,000   Green Tree Financial Corporation,
               Series 1996-9, Class A2,
               6.250% 01/15/28....................       6,005,580
  6,350,000   Household Affinity Credit Card
               Master Trust I, Series 1993-1,
               Class B,
               5.300% 09/15/00....................       6,306,312
 10,500,000   IMC Home Equity Loan Trust, Series
               1997-1, Class A3,
               6.820% 10/25/11....................      10,549,140
  3,938,698   Keystone Auto Grantor Trust, Series
               1996-B, Class A,
               6.150% 04/15/03**..................       3,948,545
 10,400,000   Premier Auto, Series 1997-2, Class
               A5,
               6.320% 03/06/02....................      10,487,672
  5,500,000   Prime Credit Card Master Trust,
               Series 1992-2, Class B2,
               7.950% 11/15/02....................       5,644,375
  4,904,168   Sears Credit Account Master Trust,
               Series 1995-4, Class A,
               6.250% 01/15/03....................       4,910,299
 10,300,000   Spiegel Master Trust, Series 1995-A,
               Class A,
               7.500% 09/15/04....................      10,591,297
  5,150,000   Standard Credit Card Master Trust,
               Series 1993-3, Class A,
               5.500% 01/07/99....................       5,132,284
                                                      ------------
              TOTAL ASSET-BACKED SECURITIES
               (Cost $112,532,276)................     112,832,574
                                                      ------------
CORPORATE BONDS AND NOTES -- 55.8%
              BANKING -- 5.3%
  9,600,000   First Chicago NBD Corporation, Sr.
               Notes,
               6.250% 07/21/00....................       9,654,624
  9,000,000   Union Planters National Bank, Notes,
               6.470% 10/29/99....................       9,069,210
                                                      ------------
                                                        18,723,834
                                                      ------------
              BROKERAGE -- 9.7%
  3,400,000   Goldman Sachs Group, L.P., Notes,
               5.900% 01/15/03**..................       3,332,000
  8,475,000   Lehman Brothers Holdings Inc., MTN,
               6.850% 10/08/99....................       8,570,937
  8,800,000   Paine Webber Group
               7.700% 02/11/00....................       9,057,752

------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                 VALUE
              BROKERAGE -- (CONTINUED)
$10,000,000   Salomon Smith Barney Hldgs Inc.
               7.980% 03/01/00....................    $ 10,333,000
  3,000,000   Travelers Group
               7.000% 05/15/99....................       3,027,900
                                                      ------------
                                                        34,321,589
                                                      ------------
              CAPTIVE FINANCE -- 1.3%
  4,500,000   AT&T Capital Corporation, MTN,
               6.590% 08/04/00....................       4,527,585
                                                      ------------
              FINANCIAL -- 21.3%
  7,100,000   Aristar, Inc., Notes,
               6.125% 12/01/00....................       7,088,285
  7,000,000   Avco Financial Services,
               5.750% 01/23/01....................       6,693,470
  9,300,000   Banponce Financial Corporation, MTN,
               6.560% 04/22/99....................       9,353,382
 11,000,000   Chrysler Financial Corporation,
               Notes,
               6.375% 01/28/00....................      11,066,000
  7,000,000   Dean Witter Discover and Company,
               MTN,
               7.580% 06/11/01....................       7,280,630
  4,500,000   ERAC USA Finance,
               7.500% 06/15/03....................       4,742,145
  6,500,000   Finova Capital Corporation,
               6.250% 08/15/00....................       6,516,835
  1,950,000   Fletcher Challenge Finance USA,
               9.800% 06/15/98....................       1,964,917
  5,000,000   General Motors Acceptance
               Corporation, MTN,
               7.375% 06/22/00....................       5,136,850
  8,850,000   Heller Financial, Inc., MTN,
               6.510% 09/20/99....................       8,918,764
  4,500,000   Norwest Financial Inc., Sr. Notes,
               8.375% 01/15/00....................       4,580,775
  1,850,000   PACCAR Financial Corporation,
               5.910% 10/15/99....................       1,853,829
                                                      ------------
                                                        75,195,882
                                                      ------------
              INDEPENDENT FINANCE -- 2.3%
              North American Mortgage Company,
               MTN:
  2,500,000   5.800% 11/02/98.....................       2,495,575
  5,500,000   5.840% 11/04/98.....................       5,491,420
                                                      ------------
                                                         7,986,995
                                                      ------------
              INDUSTRIAL -- 10.7%
  6,000,000   Comdisco, Inc., MTN,
               6.500% 06/15/00....................       6,045,060
  3,786,000   Hertz Corporation,
               7.000% 04/15/01....................       3,858,313
  8,140,000   News America Holdings Inc., Sr.
               Notes,
               7.500% 03/01/00....................       8,330,313
  6,250,000   PDV America, Inc., Sr. Notes,
               7.750% 08/01/00....................       6,442,937
 10,000,000   Time Warner Inc.-PATS,
               4.900% 07/29/99**..................       9,809,100
  3,340,000   USA Waste Services, Inc., Notes
               6.500% 12/15/02....................       3,341,971
                                                      ------------
                                                        37,827,694
                                                      ------------

NATIONS FUNDS
Nations Short-Term Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 PRINCIPAL
  AMOUNT                                                 VALUE
------------------------------------------------------------------
              RETAIL -- 2.1%
$ 7,300,000   Sears, Roebuck & Company, MTN,
               6.230% 07/12/00....................    $  7,326,061
                                                      ------------
              UTILITY -- ELECTRIC -- 3.1%
  8,299,000   Columbia Gas System, Series A,
               6.390% 11/28/00....................       8,349,375
  2,500,000   Transcont Gas Pipeline,
               8.875% 09/15/02....................       2,748,075
                                                      ------------
                                                        11,097,450
                                                      ------------
              TOTAL CORPORATE BONDS AND NOTES
               (Cost $196,493,104)................     197,007,090
                                                      ============
FOREIGN BONDS AND NOTES -- 4.3%
  8,000,000   Banco Latinoamericano,
               7.000% 09/24/99**..................       8,039,600
  7,000,000   Corporacion Andina De Fomento,
               Eurobonds,
               6.625% 10/14/98**..................       7,023,100
                                                      ------------
              TOTAL FOREIGN BONDS AND NOTES
              (Cost $15,024,834)..................      15,062,700
                                                      ------------
MORTGAGE-BACKED SECURITY -- 3.7%
 (Cost $13,190,284)
 13,063,888   Federal National Mortgage
               Association (FNMA) Certificate,
               6.000% 11/01/03....................      12,881,386
                                                      ------------

------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                 VALUE
U.S. TREASURY OBLIGATIONS -- 2.4%
 (Cost $8,652,089)
              U.S. Treasury Notes
$ 8,500,000   6.250% 08/31/00.....................    $  8,618,235
                                                      ------------

  SHARES
 ----------
INVESTMENT COMPANY -- 8.9%
(Cost 31,403,574)
 31,403,574   Nations Cash Reserves(a).............     31,403,574
                                                      ------------
TOTAL INVESTMENTS
(Cost $377,296,161*).......................  107.0%   377,805,559
OTHER ASSETS AND LIABILITIES (NET).........   (7.0)   (24,562,336)
                                             -----   ------------
NET ASSETS.................................  100.0%  $353,243,223
                                              ====    ===========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,390,138 and gross depreciation of $893,498 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $377,308,919.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

NATIONS FUNDS
Nations Short-Intermediate Government Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 PRINCIPAL
   AMOUNT                                                VALUE
------------------------------------------------------------------
U.S. GOVERNMENT GUARANTEED BOND -- 0.2%
 (Cost $1,290,444)
$  1,280,000   Second Attransco Tanker
                Corporation, Series A,
                8.500% 06/15/02...................    $  1,306,367
                                                      ------------
MORTGAGE-BACKED SECURITIES -- 22.0%
               FEDERAL HOME LOAN MORTGAGE CORPORATION
               (FHLMC) CERTIFICATES -- 7.0%
       7,155   6.500% 09/01/03....................           7,146
   7,109,001   9.000% 04/01/16....................       7,575,067
               GOLD:
   9,906,430   6.500% 12/01/12....................       9,940,410
  32,987,617   7.000% 12/01/07 -- 12/01/25 (2
                Pools)............................      33,551,908
                                                      ------------
                                                        51,074,531
                                                      ------------
               FEDERAL HOUSING AUTHORITY (FHA)
                CERTIFICATES -- 0.2%
   1,300,985   6.000% 07/15/04....................       1,298,942
                                                      ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION
                 (FNMA) CERTIFICATES -- 10.2%
  24,890,190   6.500% 04/01/26 -- 02/01/28 (2
                Pools)............................      24,615,821
  16,540,262   7.500% 11/01/26 -- 02/01/27 (3
                Pools)............................      16,958,897
  15,000,000   7.500% 12/31/26 TBA+...............      15,379,650
  15,914,249   8.500% 04/01/17....................      16,796,694
                                                      ------------
                                                        73,751,062
                                                      ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (GNMA) CERTIFICATES -- 4.6%
   7,500,000   7.000% 03/01/24 TBA+...............       7,575,000
  21,594,812   7.500% 02/15/24 -- 04/15/26 (3
                Pools)............................      22,158,074
   3,499,025   8.500% 02/15/05 -- 08/15/08 (27
                Pools)............................       3,707,532
                                                      ------------
                                                        33,440,606
                                                      ------------
               TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $158,002,943)...............     159,565,141
                                                      ------------
U.S. GOVERNMENT AND AGENCY  OBLIGATIONS -- 74.0%
               FEDERAL HOME LOAN MORTGAGE
                CORPORATION -- 4.4%
  32,000,000   6.625% 03/12/08....................      31,855,040
                                                      ------------
               FEDERAL NATIONAL MORTGAGE
                ASSOCIATION -- 9.7%
  48,500,000   6.620% 11/13/07....................      48,958,312
  20,000,000   6.650% 11/14/07....................      20,193,800
   1,700,000   8.150% 05/11/98....................       1,698,769
                                                      ------------
                                                        70,850,881
                                                      ------------

------------------------------------------------------------------
 PRINCIPAL
   AMOUNT                                                VALUE
               U.S. TREASURY NOTES -- 55.5%
$114,000,000   5.875% 01/31/99....................    $114,285,000
  20,000,000   6.250% 03/31/99....................      20,134,400
 169,500,000   6.375% 04/30/99++..................     170,903,460
  23,000,000   5.625% 12/31/99....................      23,010,810
  46,000,000   5.500% 02/28/03....................      45,726,760
   8,000,000   6.125% 08/15/07....................       8,227,520
  20,000,000   5.500% 02/15/08....................      19,756,200
                                                      ------------
                                                       402,044,150
                                                      ------------
               U.S. TREASURY BOND -- 4.4%
  31,300,000   6.125% 11/15/27....................      32,097,211
                                                      ------------
               TOTAL U.S. GOVERNMENT
                AND AGENCY OBLIGATIONS
               (Cost $535,452,908)................     536,847,282
                                                      ------------
SHORT TERM INVESTMENTS -- 4.3%
  30,000,000   Federal Home Loan Bank Discount
                Note
                5.475%** 04/24/98.................      29,896,500
               Student Loan Marketing Association
                FRN
     500,000   4.625%***06/07/98..................         499,240
   1,000,000   5.408%***08/02/99..................         997,660
                                                      ------------
               TOTAL SHORT TERM INVESTMENTS
                (Cost $31,395,966)................      31,393,400
                                                      ------------

   SHARES
-----------
INVESTMENT COMPANY -- 1.5%
(Cost $11,037,215)
  11,037,215   Nations Cash Reserves(a)...........      11,037,215
                                                      ------------
TOTAL INVESTMENTS(Cost $737,179,476*).....  102.0%   740,149,405
OTHER ASSETS AND LIABILITIES (NET)........   (2.0)   (14,954,918)
                                            -----   ------------
NET ASSETS................................  100.0%  $725,194,487
                                             ====    ===========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $3,840,105 and gross depreciation of $900,360 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $737,209,660.

 ** Rate represents annualized yield at date of purchase.

*** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 1998.

 + Security purchased on a when-issued or delayed delivery basis.

++ At March 31, 1998, a portion of this security was pledged to cover collateral requirements for TBA securities.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

NATIONS FUNDS
Nations Government Securities Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 PRINCIPAL
  AMOUNT                                                 VALUE
------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 61.9%
              FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 2.2%
$   245,274   7.500% 8/01/08 -- 06/01/09 (2
               Pools).............................    $    253,470
    661,416   8.000% 08/01/07 -- 5/01/17 (4
               Pools).............................         685,919
    527,632   8.500% 02/01/08 -- 6/01/17 (5
               Pools).............................         552,876
    481,594   9.000% 05/01/09 -- 12/01/16 (2
               Pools).............................         511,772
    500,132   9.500% 09/01/20 -- 6/01/21 (4
               Pools).............................         543,011
     60,168   10.00% 07/01/01.....................          63,458
                                                      ------------
                                                         2,610,506
                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
               (FNMA) CERTIFICATES -- 36.5%
 11,105,202   5.500% 11/01/08 -- 5/01/09 (6
               Pools).............................      10,829,237
  4,934,138   6.000% 12/01/27.....................       4,762,973
  9,757,763   6.500% 01/01/08 -- 2/01/28 (2
               Pools).............................       9,699,138
 10,562,302   7.000% 07/01/27 -- 9/01/27 (2
               Pools).............................      10,761,093
  1,930,288   7.050% 10/01/12.....................       1,998,967
  3,698,857   7.450% 05/01/07.....................       3,943,294
    193,201   8.000% 04/01/06.....................         199,529
    165,046   8.250% 04/01/09.....................         172,780
    530,073   8.500% 12/01/11 -- 7/01/21 (3
               Pools).............................         556,573
                                                      ------------
                                                        42,923,584
                                                      ------------
              FREDDIE MAC CERTIFICATES -- 6.0%
  7,000,000   Series 1999, Class PB
              6.300% 01/15/17.....................       7,028,420
                                                      ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
               (GNMA) CERTIFICATES -- 17.1%
 19,571,148   6.500% 11/15/27.....................      19,436,498
    348,917   7.000% 06/15/23.....................         353,278
    130,278   10.500% 12/15/20....................         146,074
    106,812   11.750% 10/15/00 -- 12/15/00 (2
               Pools).............................         113,575
                                                      ------------
                                                        20,049,425
                                                      ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
               II (GNMA II) CERTIFICATE -- 0.1%
     55,578   11.000% 10/20/20....................          63,063
                                                      ------------
              TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $72,541,624).................      72,674,998
                                                      ------------

------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                 VALUE
MUNICIPAL BONDS -- 14.0%
$ 7,060,000   Chicago, Illinois, Public Building,
               7.000% 01/01/07....................    $  7,485,012
  1,315,000   Portsmouth, Virginia, Taxable Ref.,
               6.630% 07/15/14....................       1,333,607
  7,500,000   Texas State Department of Housing
               and Community Affairs, Single
               Family Revenue, (Teams-Taxable-
               Mortgage), Series C, (MBIA
               Insured), 6.800% 09/01/29..........       7,617,000
                                                      ------------
              TOTAL MUNICIPAL BONDS
              (Cost $16,112,641)..................      16,435,619
                                                      ------------
U.S. TREASURY OBLIGATIONS -- 23.9%
              U.S. TREASURY BOND -- 17.0%
 19,500,000   6.125% 11/15/27.....................      19,996,665
                                                      ------------
              U.S. TREASURY STRIP -- 6.9%
 20,000,000   Principal only, 05/15/13............       8,109,000
                                                      ------------
              TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $28,079,628)..................      28,105,665
                                                      ------------
  SHARES
----------
INVESTMENT COMPANY -- 1.0%
(Cost $1,140,325)
  1,140,325   Nations Cash Reserves(a)............       1,140,325
                                                      ------------
TOTAL INVESTMENTS
 (Cost $117,874,218*)....................... 100.8%    118,356,607
OTHER ASSETS AND LIABILITIES (NET)........    (0.8)       (924,967)
                                             -----    ------------
NET ASSETS................................   100.0%   $117,431,640
                                             =====    ============

---------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $711,628 and gross depreciation of $229,239 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $117,874,218.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

NATIONS FUNDS
Nations Strategic Fixed Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 PRINCIPAL
  AMOUNT                                                VALUE
------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 17.5%
$15,000,000   BankBoston RV Asset Backed Trust,
               Series1997-1, Class A5,
               6.350% 10/15/05..................    $   15,049,219
 10,000,000   Discover Card Master Trust I,
               6.050% 08/18/08..................         9,803,100
  8,579,000   Discover Card Master Trust, Series
               1996-3, Class B,
               6.250% 08/18/08..................         8,420,803
 10,750,000   Dominion Capital Trust I,
               7.830% 12/01/27**................        10,986,070
 18,934,775   EQCC Home Equity Loan Trust Series
               1996-2, Class A2,
               6.700% 09/15/08..................        19,038,324
 10,279,865   First Alliance Mortgage Loan
               Trust, Series 1994-2, Class A1,
               7.625% 07/25/25..................        10,554,531
  7,500,000   First Plus Home Loan Trust, Series
               1997-3, Class A4,
               6.800% 03/10/12..................         7,598,400
 15,000,000   Ford Auto Trust, Series 1998-A,
               Class B,
               5.950% 10/15/02..................        14,953,050
 10,000,000   Ford Credit Auto Owner Trust,
               Series 1997-B, Class CTFS,
               6.650% 04/15/03..................        10,106,250
              IMC Home Equity Loan Trust:
 22,000,000   Series 1997-1, Class A3,
               6.820% 10/25/11..................        22,102,960
 15,000,000   Series 1997-7, Class A3,
               6.540% 11/20/12..................        15,028,050
              Metris Master Trust:
 10,000,000   Series 1996-1, Class A,
               6.450% 02/20/02..................        10,062,500
 20,000,000   Series 1996-1, Class B,
               6.800% 02/20/02..................        20,187,400
 15,000,000   Series 1997-1, Class B,
               7.110% 10/20/05..................        15,398,400
 10,000,000   Olympic Automobile Receivables
               Trust, Series 1996-C, Class A4,
               6.800% 03/15/02..................        10,107,800
 11,625,000   Premier Auto Trust, Series 1998-1,
               Class B,
               5.920% 10/06/04..................        11,559,551
 10,000,000   Prime Credit Card Master Trust,
               Series 1992-2, Class B2,
               7.950% 11/15/02..................        10,262,500
 10,250,000   Spiegel Master Trust, Series
               1994-B, Class A,
               8.150% 06/15/04..................        10,618,365
 21,300,000   Standard Credit Card Master Trust,
               Series 1995-9, Class B,
               6.650% 10/07/07..................        21,519,603
 10,000,000   Toyota Auto Lease Trust Series
               1997-A, Class A2,
               6.350% 04/26/04..................        10,062,500
              WFS Financial Owner Trust:
 15,000,000   Series 1997-B, Class CTFS,
               6.550% 10/20/04..................        15,150,000
 10,000,000   Series 1997-C, Class A3,
               6.100% 03/20/02..................        10,000,000

------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                VALUE
ASSET-BACKED SECURITIES -- (CONTINUED)
$10,000,000   World Financial Network Credit
               Card Master Trust, Series 1996-B,
               6.950% 04/15/06..................    $   10,364,063
                                                    --------------
              TOTAL ASSET-BACKED SECURITIES
               (Cost $296,900,214)..............       298,933,439
                                                    --------------
CORPORATE BONDS AND NOTES -- 47.8%
              BANKING AND FINANCE -- 21.2%
 11,750,000   American RE Corp,
               7.450% 12/15/26..................        12,660,390
 10,600,000   Avco Financial Services,
               5.750% 01/23/01..................        10,135,826
 20,000,000   Banponce Financial Corporation,
               MTN,
               6.550% 10/10/00..................        20,132,800
 10,000,000   Bayerische LBK NY Branch,
               6.625% 06/25/07..................        10,319,500
 15,000,000   Bear Stearns Companies, Inc., Sr.
               Notes,
               6.750% 05/01/01..................        15,224,700
 10,000,000   Conseco Finance TR II,
               8.700% 11/15/26..................        11,120,500
 10,000,000   Donaldson, Lufkin and Jenrette,
               MTN,
               6.310% 05/26/00..................        10,051,000
 12,500,000   FCB/NC Capital Trust I,
               8.050% 03/01/28**................        12,612,250
 10,000,000   First Union Corporation,
               6.400% 04/01/08..................         9,970,700
 10,000,000   First Union Institutional Capital
               Trust I,
               8.040% 12/01/26..................        10,585,300
 15,000,000   First USA Bank, Notes,
               6.580% 03/17/05..................        15,253,050
 15,000,000   General Electric Capital
               Corporation, MTN,
               8.650% 05/15/09..................        18,231,300
  9,650,000   GMAC,
               8.750% 07/15/05..................        10,971,374
 15,000,000   Goldman Sachs Group LP,
               6.625% 12/01/04**................        15,007,050
 10,000,000   Goldman Sachs Group L.P., Notes,
               6.600% 07/15/02**................        10,117,100
 20,000,000   International Bank Recon &
               Development,
               5.625% 03/17/03..................        19,852,000
 15,000,000   Lehman Brothers Holdings, MTN,
               6.650% 11/08/00..................        15,145,350
 15,000,000   Lehman Brothers Inc., Sr. Sub.
               Notes,
               7.250% 04/15/03..................        15,493,650
 10,000,000   Liberty Mutual, Notes,
               7.875% 10/15/26**................        10,874,200
 10,000,000   MBIA Inc.,
               7.150% 07/15/27..................        10,412,200
 13,000,000   Morgan Stanley Dean Witter,
               6.090% 03/09/11..................        13,027,170

NATIONS FUNDS
Nations Strategic Fixed Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 PRINCIPAL
  AMOUNT                                                VALUE
------------------------------------------------------------------
              BANKING AND FINANCE -- (CONTINUED)
$10,000,000   New England Mutual, Notes,
               7.875% 02/15/24**................    $   10,881,900
 10,000,000   Paine Webber Group Inc., MTN,
               7.300% 10/15/03..................        10,468,300
 14,150,000   Salomon Inc., MTN,
               6.625% 11/30/00..................        14,297,726
 12,000,000   Travelers, 6.450% 10/18/99**......        12,055,080
 11,000,000   Union Planters Bank,
               6.500% 03/15/18..................        10,919,700
 15,000,000   Union Planters Trust Cap,
               8.200% 12/15/26..................        15,699,300
 10,000,000   Wells Fargo Capital, 7.960%
               12/15/26.........................        10,584,400
                                                    --------------
                                                       362,103,816
                                                    --------------
              ENTERTAINMENT -- 2.4%
 15,000,000   Time Warner Inc., Notes,
               6.100% 12/30/01**................        14,740,050
 10,000,000   Time Warner Inc.,
               7.750% 06/15/05..................        10,566,400
 15,000,000   Time Warner Inc.,
               8.110% 08/15/06..................        16,322,100
                                                    --------------
                                                        41,628,550
                                                    --------------
              INDUSTRIAL -- 14.2%
 22,585,000   Auburn Hills Trust Certificates,
               Deb.,
               12.000% 05/01/20.................        35,978,131
 10,000,000   Dresser Industries Inc.,
               7.600% 08/15/99..................        11,119,900
 10,000,000   Ford Motor Company,
               7.400% 11/01/46..................        10,591,400
 10,000,000   Georgia-Pacific,
               9.875% 11/01/21..................        11,249,300
 15,500,000   GTE Corp.,
               6.600% 09/22/05..................        15,515,190
 15,000,000   IBM Corp.,
               6.500% 01/15/28..................        14,687,400
 10,000,000   McDonald's Corp.,
               7.310% 09/15/27..................        10,144,700
              News America Holdings, Inc.:
  8,500,000   10.125% 10/15/12..................         9,919,160
              Sr. Notes,
 10,000,000   9.500% 07/15/24...................        12,454,300
              PDV America, Inc.:
               Gtd. Sr. Notes:
 10,000,000   7.750% 08/01/00...................        10,308,700
 15,000,000   7.875% 08/01/03...................        15,591,600
 10,000,000   Sr. Notes.,
               7.250% 08/01/98..................        10,029,200
 10,000,000   Raytheon Company,
               6.750% 08/15/07..................        10,175,100
 11,500,000   Tele-Commun Inc.,
               7.375% 02/15/00..................        11,712,750
 15,000,000   USA Waste Services Inc.,
               7.125% 10/01/07..................        15,478,500
 10,000,000   Viacom Inc.,
               7.750% 06/01/05..................        10,487,500
 10,000,000   Xerox Capital Trust I,
               8.000% 02/01/27..................        10,476,000
 15,000,000   Zurich Capital Trust I,
               8.376% 06/01/37**................        16,266,750
                                                    --------------
                                                       242,185,581
                                                    --------------
              OIL -- 0.6%
 10,000,000   Enterprise, 6.700% 09/15/07.......        10,163,000
                                                    --------------

------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                VALUE
              RETAIL -- 2.1%
$18,850,000   Federated Department Stores, Inc.,
               Sr. Notes,
               10.00% 02/15/01..................    $   20,629,063
 15,000,000   Sears Roebuck Acceptance
               Corporation, MTN,
               6.690% 04/30/01..................        15,232,500
                                                    --------------
                                                        35,861,563
                                                    --------------
              RETAIL -- FOOD -- 0.6%
 10,000,000   Safeway Inc., Sr. Notes,
               7.000% 09/15/07..................        10,266,100
                                                    --------------
              TRANSPORTATION -- 1.7%
              Erac USA Finance Company:
 14,750,000   6.950% 03/01/04**.................        14,992,047
 15,000,000   6.625% 02/15/05**.................        14,922,150
                                                    --------------
                                                        29,914,197
                                                    --------------
              TRANSPORTATION -- RAILROAD -- 0.6%
 10,000,000   Norfolk Southern Corp, 7.350%
               05/15/07.........................        10,643,200
                                                    --------------
              UTILITY -- 0.6%
 10,000,000   Carolina Power and Light,
               6.800% 08/15/07..................        10,337,200
                                                    --------------
              UTILITY -- TELEPHONE -- 3.8%
              Bell Atlantic Corp.:
 25,000,000   9.000% 08/01/31...................        28,002,000
 13,000,000   9.375% 07/15/31...................        14,703,130
  6,100,000   Bell South Telecommunications,
              8.250% 07/01/32...................         6,707,987
 15,000,000   GTE Florida, Inc.,
              6.860% 02/01/28...................        15,070,800
                                                    --------------
                                                        64,483,917
                                                    --------------
              TOTAL CORPORATE BONDS AND NOTES
               (Cost $806,996,692)..............       817,587,124
                                                    --------------
FOREIGN BONDS -- 7.8%
 14,500,000   AB Spintab,
               7.500% 08/14/49**................        14,914,410
 10,000,000   Abbey National PLC,
               7.350% 10/29/49..................        10,487,100
 10,000,000   Associates Corporation,
               6.75% 10/31/01...................        10,150,000
 15,000,000   Banco Latino Americano,
               7.000% 9/24/99**.................        15,074,250
 10,000,000   Banco Latino Americano,
               7.230% 04/17/00**................        10,233,100
 15,000,000   Bank of Scotland,
               7.000%, 11/29/49**...............        14,997,000
 10,000,000   British Telecommunications,
               7.000% 05/23/07..................        10,609,600
 24,500,000   Hydro-Quebec, 9.000% 03/07/01.....        26,286,785
 10,000,000   Province of Quebec,
               7.000% 01/30/07..................        10,409,500
 10,000,000   Skandinaviska Enskilda FRN,
               8.125% 09/06/49**................        10,728,400
                                                    --------------
              TOTAL FOREIGN BONDS
               (Cost $133,220,111)..............       133,890,145
                                                    --------------

NATIONS FUNDS
Nations Strategic Fixed Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 PRINCIPAL
  AMOUNT                                                VALUE
------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 5.8%
              FEDERAL HOME LOAN MORTGAGE CORPORATION
               (FHLMC) CERTIFICATES -- 0.8%
              Gold,
$ 7,928,112   7.500% 09/12/26...................    $    8,126,314
  4,963,883   8.500% 11/01/26...................         5,182,592
                                                    --------------
                                                        13,308,906
                                                    --------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
               (FNMA) CERTIFICATES -- 3.7%
 20,000,000   7.180% 10/01/03...................        20,306,200
  4,610,323   7.000% 09/01/11...................         4,692,894
 13,681,400   8.000% 09/15/25...................        14,215,796
 12,701,677   6.500% 04/01/26...................        12,578,598
 11,883,466   7.000% 11/01/27...................        11,998,498
                                                    --------------
                                                        63,791,986
                                                    --------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
               (GNMA) CERTIFICATES -- 1.3%
 17,348,531   7.500% 10/15/23...................        17,825,443
  3,849,093   8.500% 02/15/25...................         4,069,184
                                                    --------------
                                                        21,894,627
                                                    --------------
              TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $96,742,100)...............        98,995,519
                                                    --------------
U.S. TREASURY OBLIGATIONS -- 11.3%
              U.S. TREASURY BOND -- 2.3%
 37,500,000   7.500% 05/15/02...................        39,996,000
                                                    --------------
              U.S. TREASURY NOTES -- 9.0%
 98,000,000   7.500% 10/31/99...................       100,755,760
 22,000,000   7.875% 08/15/01...................        23,474,660
 29,500,000   5.625% 12/31/02...................        29,449,260
                                                    --------------
                                                       153,679,680
                                                    --------------
              TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $194,681,672)..............       193,675,680
                                                    --------------

  SHARES                                                VALUE
------------------------------------------------------------------
INVESTMENT COMPANY -- 8.2%
 (Cost $141,099,001)
141,099,001   Nations Cash Reserves(a)..........    $  141,099,001
                                                    --------------
TOTAL INVESTMENTS
 (Cost $1,669,639,790*)..................   98.4%   1,684,180,908
OTHER ASSETS AND
 LIABILITIES (NET).......................    1.6       27,468,912
                                           -----   --------------
NET ASSETS...............................  100.0%  $1,711,649,820
                                            ====     ============

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $18,059,581 and gross depreciation of $3,758,722 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $1,669,880,049.

 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

NATIONS FUNDS
Nations U.S. Government Bond Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 PRINCIPAL
  AMOUNT                                                 VALUE
------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 94.0%
              U.S. TREASURY BONDS -- 64.1%
$97,325,000   6.250% 02/15/07.....................    $100,685,632
 28,950,000   8.000% 11/15/21.....................      36,083,570
 32,020,000   6.625% 02/15/27.....................      34,741,700
                                                      ------------
                                                       171,510,902
                                                      ------------
              U.S. TREASURY NOTES -- 29.9%
  6,220,000   6.250% 05/31/00.....................       6,299,678
 49,155,000   6.500% 08/31/01.....................      50,414,351
 23,360,000   5.750% 08/15/03.....................      23,443,862
                                                      ------------
                                                        80,157,891
                                                      ------------
              TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $254,095,012)................     251,668,793
                                                      ------------
MORTGAGE-BACKED SECURITIES -- 5.0%
 (Cost $13,518,902)
              FEDERAL NATIONAL MORTGAGE (FNMA)
               CERTIFICATES -- 5.0%
 13,400,124   6.500% 06/01/03.....................      13,496,738
                                                      ------------

------------------------------------------------------------------
  SHARES                                                 VALUE
  AMOUNT                                                 VALUE
INVESTMENT COMPANY -- 0.2%
(Cost $527,298)
    527,298   Nations Cash Reserves(a)............    $    527,298
                                                      ------------
TOTAL INVESTMENTS
(Cost $268,141,212*)......................   99.2%   265,692,829
OTHER ASSETS AND LIABILITIES (NET)........    0.8      1,998,314
                                            -----   ------------
NET ASSETS................................  100.0%  $267,691,143
                                             ====    ===========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $116,732 and gross depreciation of $2,628,140 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $268,204,237.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

NATIONS FUNDS
Nations Diversified Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 PRINCIPAL
  AMOUNT                                                 VALUE
------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 45.7%
              BANKING AND FINANCE -- 15.4%
$ 2,850,000   Amsouth Bank of Alabama 6.450%
               02/01/18............................   $  2,808,704
  4,200,000   Conseco, Finance TR III 8.796%
               04/01/27............................      4,690,224
  4,100,000   Dominion Capital Trust I 7.830%
               12/01/27**..........................      4,190,036
  4,025,000   Erac USA Finance Company 6.625%
               02/15/05**..........................      4,004,110
  3,500,000   FCB/NB Capital Trust I 8.050%
               03/01/28**..........................      3,531,430
  3,500,000   First Nationwide Escrow, Sr. Sub
               Notes, 10.625% 10/01/03.............      3,928,750
  4,315,000   Great Western Financial 8.206%
               02/01/27............................      4,567,428
  3,000,000   Leucadia National Corporation, Sr.
               Sub. Notes, 8.250% 06/15/05.........      3,249,960
  4,890,000   Morgan Stanley Finance PLC., Gtd.
               Sub. Deb., 8.030% 02/28/17..........      5,195,625
  3,940,000   Paine Webber Group, Inc., Sr. Notes,
               7.625% 10/15/08.....................      4,207,802
  2,200,000   Salomon, Inc., Sr. Notes, 6.700%
               07/05/00............................      2,226,972
  2,500,000   Security Pacific Corporation, Sub.
               Notes, 11.000% 03/01/01.............      2,811,125
  3,480,000   Union Planters Trust 6.500%
               03/15/18............................      3,454,596
  3,865,000   Western Financial Savings Bank, Sub.
               Deb., 8.500% 07/01/03...............      3,756,587
                                                      ------------
                                                        52,623,349
                                                      ------------
              BROADCASTING -- 1.5%
  4,510,000   Time Warner Entertainment 8.375%
               07/15/33............................      5,173,286
                                                      ------------
              CONTAINERS -- 1.4%
  4,500,000   BWAY Corporation, Sr. Sub. Notes,
               10.250% 04/15/07**..................      4,927,500
                                                      ------------
              ENERGY -- 1.6%
              Occidental Petroleum Corporation:
  2,000,000   Sr. Deb., 10.125% 09/15/09...........      2,528,880
  2,450,000   Sr. Deb., 9.250% 08/01/19............      2,980,621
                                                      ------------
                                                         5,509,501
                                                      ------------
              GAS -- 1.1%
  3,430,000   Louis Dreyfus Natural Gas
               Corporation, Sr. Sub. Notes, 9.250%
               06/15/04............................      3,755,850
                                                      ------------
              HEALTH CARE -- 3.6%
  2,100,000   Genesis Health Ventures Inc., Sr.
               Sub. Notes, 9.250% 10/01/06.........      2,194,500
              Tenet Healthcare Corporation:
  2,715,000   Sr. Notes,
               8.000% 01/15/05.....................      2,782,875
  3,100,000   Sr. Sub. Notes,
               10.125% 03/01/05....................      3,394,500
  3,795,000   Quorum Health Group, Inc., Sr. Sub.
               Notes, 8.750% 11/01/05..............      4,003,725
                                                      ------------
                                                        12,375,600
                                                      ------------

------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                 VALUE
              INDUSTRIAL -- 11.6%
$ 2,000,000   Auburn Hills Trust Certificates,
               Deb., 12.000% 05/01/20..............   $  3,186,020
  4,710,000   Barrett Resources Corporation, Sr.
               Notes, 7.550% 02/01/07..............      4,874,615
  2,600,000   Fisher Scientific International, Sr.
               Notes, 7.125% 12/15/05..............      2,454,426
  3,850,000   Georgia-Pacific Corporation, 9.500%
               12/01/11............................      4,707,126
  2,000,000   Harris Corporation, Notes, 10.375%
               12/01/18............................      2,146,400
  5,225,000   PDV America Inc., Gtd. Sr. Notes,
               7.875% 08/01/03.....................      5,431,074
  3,375,000   Raytheon Co., 7.375% 07/15/25........      3,356,100
  3,535,000   USA Waste Services Inc, 7.125%
               12/15/17............................      3,547,266
  4,395,000   Viacom Inc., Sr. Notes, 7.750%
               06/01/05............................      4,609,256
  5,240,000   Westpoint Stevens Inc., Sr. Notes,
               8.750% 12/15/01.....................      5,449,600
                                                      ------------
                                                        39,761,883
                                                      ------------
              MEDIA -- 1.0%
  3,500,000   Primedia Inc 7.6250% 04/01/08**......      3,395,000
                                                      ------------
              PUBLISHING -- 1.4%
  4,190,000   News America Holdings Inc., Gtd.
               Deb., 10.125% 10/15/12..............      4,889,562
                                                      ------------
              TELECOMMUNICATIONS -- 5.8%
  5,675,000   GTE Corporation 7.900% 02/01/27......      6,016,124
  2,000,000   Jones Intercable, Inc., Sr. Notes,
               9.625% 03/15/02.....................      2,140,000
  3,925,000   Martin Marietta Technology 7.750%
               04/15/23............................      4,038,668
  2,750,000   Paramount Communication 7.500%
               07/15/23............................      2,651,578
  4,500,000   Rogers Cablesystems Limited, Deb.,
               10.000% 12/01/07....................      4,983,750
                                                      ------------
                                                        19,830,120
                                                      ------------
              TRANSPORTATION -- 1.3%
  3,625,000   Federal Express Corporation, Notes,
               9.650% 06/15/12.....................      4,529,728
                                                      ------------
              TOTAL CORPORATE BONDS AND NOTES
               (Cost $154,906,295).................    156,771,379
                                                      ------------
MUNICIPAL BONDS -- 2.7%
  3,520,000   Massachusetts State Port Authority
               Revenue, Taxable-Ref-Series-C,
               6.350% 07/01/07.....................      3,480,154
  5,925,000   Nebraska Investment Finance
               Authority, Single Family Housing
               Revenue, Taxable-Series-B,
               6.550% 09/01/07.....................      5,947,515
                                                      ------------
              TOTAL MUNICIPAL BONDS
               (Cost $9,430,604)...................      9,427,669
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Diversified Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 PRINCIPAL
  AMOUNT                                                 VALUE
------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 1.0% (Cost $3,473,650)
$ 3,475,000   United Mexican States., Senior Notes,
               8.625% 03/12/08.....................   $  3,457,625
                                                      ------------
MORTGAGE-BACKED SECURITIES -- 13.2%
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
               (FNMA) CERTIFICATES -- 8.6%
  8,628,465   6.500% 05/01/26 -- 05/01/27 (3
               pools)..............................      8,534,184
 19,710,046   7.000% 05/01/11 -- 04/01/27 (4
               pools)..............................     20,030,801
    987,203   9.000% 05/01/27......................      1,046,435
                                                      ------------
                                                        29,611,420
                                                      ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
               (GNMA) CERTIFICATES -- 4.6%
  7,564,919   8.000% 07/15/24 -- 09/15/24 (2
               pools)..............................      7,834,381
  3,578,258   7.500% 08/15/26......................      3,668,823
  3,807,192   9.000% 08/15/26......................      4,076,055
                                                      ------------
                                                        15,579,259
                                                      ------------
              TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $43,965,838)..................     45,190,679
                                                      ------------
U.S. TREASURY OBLIGATIONS -- 35.1%
              U.S. TREASURY BONDS:
 11,250,000   13.750% 08/15/04.....................     16,006,613
 70,000,000   9.125% 05/15/09......................     81,713,800
  6,080,000   10.625% 08/15/15.....................      9,118,115
 13,010,000   6.250% 08/15/23......................     13,410,448
                                                      ------------
              TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $119,849,525).................    120,248,976
                                                      ------------

   SHARES                                                VALUE
------------------------------------------------------------------
INVESTMENT COMPANY -- 0.4%
(Cost $1,423,589)
   1,423,589   Nations Cash Reserves (a)...........   $  1,423,589
                                                      ------------
TOTAL INVESTMENTS
(Cost 333,049,501*)........................   98.1%   336,519,917
OTHER ASSETS AND LIABILITIES (NET).........    1.9      6,604,528
                                             -----   ------------
NET ASSETS.................................  100.0%  $343,124,445
                                              ====    ===========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $3,410,371 and gross depreciation of $187,210 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $333,296,756.

** Security exempt from registration under Rule 144A of the 1933 Act. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Global Government Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

    PRINCIPAL
      AMOUNT                                            VALUE
----------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 88.0%
                    AUSTRALIA -- 4.9%
AUD      2,000,000  New South Wales Treasury
                     Corporation,
                     7.000% 04/01/04...............  $ 1,403,178
                                                     -----------
                    AUSTRIA -- 8.9%
DEM      2,100,000  Government of Austria,
                     8.000% 06/17/02...............    1,278,779
USD      1,200,000  KFW International Finance,
                     7.500% 04/21/05...............    1,296,000
                                                     -----------
                                                       2,574,779
                                                     -----------
                    BELGIUM -- 4.3%
USD      1,250,000  Kingdom of Belgium,
                     5.500% 11/05/03...............    1,229,688
                                                     -----------
                    CANADA -- 8.8%
CAD      1,580,000  Government of Canada,
                     8.500% 03/01/00...............    1,183,037
DEM      2,450,000  Province of Ontario,
                     5.000% 02/15/01...............    1,342,850
                                                     -----------
                                                       2,525,887
                                                     -----------
                    DENMARK -- 4.5%
DKK      9,000,000  Kingdom of Denmark,
                     6.000% 12/10/99...............    1,310,123
                                                     -----------
                    FINLAND -- 6.2%
GBP      1,000,000  Republic of Finland,
                     8.000% 04/07/03...............    1,775,485
                                                     -----------
                    FRANCE -- 3.2%
ECU        850,000  French Treasury Bill (BTAN 5
                     Year Issue), 5.000%
                     03/16/99......................      920,617
                                                     -----------
                    GERMANY -- 9.5%
DEM      2,250,000  DSL Finance NV,
                     5.000% 01/23/01...............    1,242,469
DEM      1,000,000  Federal Republic of Germany,
                     6.500% 07/04/27...............      620,613
DEM      1,500,000  LKB Baden-Wuettemberg Finance,
                     6.625% 08/20/03...............      879,880
                                                     -----------
                                                       2,742,962
                                                     -----------
                    GREAT BRITAIN -- 8.7%
USD      1,300,000  BMW Capital plc,
                     6.250% 08/14/00...............    1,301,625
GBP        600,000  United Kingdom Treasury,
                     8.000% 09/27/13...............    1,212,184
                                                     -----------
                                                       2,513,809
                                                     -----------
                    ITALY -- 4.4%
ITL  2,200,000,000  Italian Government,
                     7.500% 10/01/99...............    1,256,505
                                                     -----------
                    MEXICO -- 3.7%
USD      1,000,000  Mexican Global Bond,
                     9.750% 02/06/01...............    1,059,375
                                                     -----------

----------------------------------------------------------------
    PRINCIPAL
      AMOUNT                                            VALUE
                    NETHERLANDS -- 4.7%
NLG      2,800,000  Government of the Netherlands,
                     6.500% 01/15/99...............  $ 1,368,782
                                                     -----------
                    POLAND -- 5.3%
USD      1,500,000  Government of Poland,
                     7.125% 07/01/04...............    1,542,428
                                                     -----------
                    SPAIN -- 4.7%
                    Government of Spain:
ESP    170,000,000  7.800% 10/31/99................    1,139,861
ESP     25,000,000  12.250% 03/25/00...............      182,486
                                                     -----------
                                                       1,322,347
                                                     -----------
                    SUPRANATIONAL -- 2.5%
JPY     90,000,000  World Bank,
                     4.500% 06/20/00...............      731,071
                                                     -----------
                    UNITED STATES -- 3.7%
JPY    140,000,000  Federal National Mortgage
                     Association (FNMA) -- Global,
                     2.000% 12/20/99...............    1,073,692
                                                     -----------
                    TOTAL FOREIGN BONDS AND NOTES
                     (Cost $26,297,450)............   25,350,728
                                                     -----------
U.S. TREASURY OBLIGATIONS -- 10.2%
                    U.S. TREASURY BONDS:
USD      1,000,000  6.250% 02/15/07................    1,034,519
USD      1,750,000  6.625% 02/15/27................    1,899,502
                                                     -----------
                    TOTAL U.S. TREASURY OBLIGATIONS
                     (Cost $2,832,492).............    2,934,021
                                                     -----------
TOTAL INVESTMENTS
 (Cost $29,129,942*).......................   98.2%    28,284,749
OTHER ASSETS AND
 LIABILITIES (NET).........................    1.8        513,503
                                             -----    -----------
NET ASSETS.................................  100.0%   $28,798,252
                                             =====    ===========

---------------

* Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $397,101 and gross depreciation of $1,242,294 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $29,129,942.

Comprehensive Abbreviation listing for all 3/31/98 Nations Government & Corporate Bond Funds.

ABBREVIATIONS:

ADR    American Depositary Receipt
FRN    Floating Rate Note
Gold   Payments are on accelerated 45 day payment cycle instead
       of regular 75 day cycle.
MTN    Medium Term Note
TBA    To Be Announced

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Global Government Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS                 MARCH 31, 1998

                                          CONTRACT TO SELL
                        ----------------------------------------------------                   NET UNREALIZED
MATURITY                                 LOCAL                     VALUE IN     IN EXCHANGE     APPRECIATION
  DATE                                  CURRENCY                    U.S. $      FOR U.S. $      OF CONTRACT
-------------------------------------------------------------------------------------------------------------
05/20/98                1,500,000  AUD..........................  $  990,269    $1,006,515        $16,246
                                                                                                  -------
          Net Unrealized Appreciation of Forward Foreign Exchange Contracts................       $16,246
                                                                                                  =======

                           ABBREVIATIONS OF CURRENCY
                             THAT ISSUE IS HELD IN:

AUD         Australian Dollar
CAD         Canadian Dollar
DEM         German Deutschmark
DKK         Danish Krona
ECU         European Currency Unit
ESP         Spanish Peseta
GBP         Great Britain Pound
ITL         Italian Lira
JPY         Japanese Yen
NLG         Netherland Guilder
USD         United States Dollar

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                           MARCH 31, 1998

                                                                                   SHORT-                         STRATEGIC
                                                                 SHORT-TERM     INTERMEDIATE     GOVERNMENT         FIXED
                                                                   INCOME        GOVERNMENT      SECURITIES         INCOME
                                                                --------------------------------------------------------------
ASSETS:
Investments, at value. See accompanying schedules...........    $377,805,559    $740,149,405    $118,356,607    $1,684,180,908
Cash........................................................            869              17          19,192                 99
Short-term investments held as collateral for loaned
  securities................................................      2,008,332      99,431,070              --         27,097,550
Interest and dividend receivable............................      3,613,135       9,974,554       1,047,786         24,524,248
Net unrealized appreciation of forward foreign exchange
  contracts.................................................             --              --              --                 --
Receivable for Fund shares sold.............................        539,604       3,346,723         362,478         11,771,394
Receivable for investment securities sold...................             --              --              --         20,537,598
Unamortized organization costs..............................             --              --              --                 --
Prepaid expenses and other assets...........................         74,225           8,124          13,909              8,743
                                                                ------------    ------------    ------------    --------------
        Total Assets........................................    384,041,724     852,909,893     119,799,972      1,768,120,540
                                                                ------------    ------------    ------------    --------------
LIABILITIES:
Payable for Fund shares redeemed............................     26,761,087       1,622,855         698,698          3,662,755
Payable for investment securities purchased.................             --      22,987,500       1,047,243         17,320,949
Dividends payable...........................................      1,672,432       3,106,340         414,421          6,971,537
Collateral on securities loaned.............................      2,008,332      99,431,070              --         27,097,550
Investment advisory fee payable.............................         96,932         247,792          50,176            671,748
Administration fee payable..................................         32,311          61,951          10,035            144,352
Shareholder servicing and distribution fees payable.........          9,023          44,369          73,344             22,054
Transfer agent fees payable.................................         34,536          30,035           4,074            116,038
Custodian fees payable......................................         14,555           9,108           6,467             22,261
Accrued Trustees'/Directors' fees and expenses..............         14,817          32,550           5,798             64,843
Accrued expenses and other payables.........................        154,476         141,836          58,076            376,633
                                                                ------------    ------------    ------------    --------------
        Total Liabilities...................................     30,798,501     127,715,406       2,368,332         56,470,720
                                                                ------------    ------------    ------------    --------------
NET ASSETS..................................................    $353,243,223    $725,194,487    $117,431,640    $1,711,649,820
                                                                ============    ============    ============    ==============
Investments, at cost........................................    $377,296,161    $737,179,476    $117,874,218    $1,669,639,790
                                                                ============    ============    ============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               MARCH 31, 1998

        U.S.                        GLOBAL
     GOVERNMENT    DIVERSIFIED    GOVERNMENT
        BOND          INCOME        INCOME
---------------------------------------------
    $265,692,829   $336,519,917   $28,284,749
            359             962        61,129
     51,621,137       4,782,009            --
      2,531,400       6,534,243       770,520
             --              --        16,246
        123,611       1,237,149           672
        317,502              --            --
          1,350              --        77,818
          6,023              --           598
    ------------   ------------   -----------
    320,294,211     349,074,280    29,211,732
    ------------   ------------   -----------
        239,476         195,599       261,928
             --              --            --
        585,388         604,187        52,843
     51,621,137       4,782,009            --
         95,140         143,031        19,486
         22,858          28,606         2,784
          4,196         117,438         3,142
          5,045          11,015         7,059
             --           2,811         1,770
          1,687          13,750        15,873
         28,141          51,389        48,595
    ------------   ------------   -----------
     52,603,068       5,949,835       413,480
    ------------   ------------   -----------
    $267,691,143   $343,124,445   $28,798,252
    ============   ============   ===========
    $268,141,212   $333,049,501   $29,129,942
    ============   ============   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               MARCH 31, 1998

                                                                                  SHORT-                          STRATEGIC
                                                               SHORT-TERM      INTERMEDIATE      GOVERNMENT         FIXED
                                                                 INCOME         GOVERNMENT       SECURITIES         INCOME
                                                              ----------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $358,944,992     $735,459,173     $125,238,908    $1,692,625,085
Undistributed net investment income/(distributions in excess
  of net investment income).................................        6,369            33,132        (340,498)           244,855
Accumulated net realized gain/(loss) on investments sold....   (6,217,536)      (13,267,747)     (7,949,159)         4,238,762
Net unrealized appreciation/(depreciation) of investments...      509,398         2,969,929         482,389         14,541,118
                                                              ------------     ------------     ------------    --------------
                                                              $353,243,223     $725,194,487     $117,431,640    $1,711,649,820
                                                              ============     ============     ============    ==============
NET ASSETS:
Primary A Shares............................................  $331,961,427     $663,832,555     $75,795,897     $1,681,990,472
Primary B Shares............................................           10           261,446              10                 10
Investor A Shares...........................................   13,687,531        49,477,929       8,509,472         26,054,221
Investor B Shares...........................................    4,602,478         9,814,537      32,391,222          2,662,201
Investor C Shares...........................................    2,991,777         1,808,020         735,039            942,916
SHARES OUTSTANDING:
Primary A Shares............................................   33,975,210       161,176,426       7,653,532        167,724,635
Primary B Shares............................................            1            63,478               1                  1
Investor A Shares...........................................    1,400,731        12,013,219         859,220          2,597,956
Investor B Shares...........................................      471,001         2,382,950       3,270,649            265,480
Investor C Shares...........................................      306,167           438,982          74,216             94,052
PRIMARY A SHARES:
Net asset value, offering and redemption price per share....        $9.77             $4.12           $9.90             $10.03
PRIMARY B SHARES:
Net asset value, offering and redemption price per share....        $9.77             $4.12           $9.90             $10.03
INVESTOR A SHARES:
Net asset value, offering and redemption price per share....        $9.77             $4.12           $9.90             $10.03
INVESTOR B SHARES:
Net asset value and offering price per share*...............        $9.77             $4.12           $9.90             $10.03
INVESTOR C SHARES:
Net asset value, offering and redemption price per share....        $9.77             $4.12           $9.90             $10.03

---------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge excluding Short-Term Income which has no contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               MARCH 31, 1998

        U.S.                          GLOBAL
     GOVERNMENT     DIVERSIFIED     GOVERNMENT
        BOND           INCOME         INCOME
-----------------------------------------------
    $264,083,767    $338,694,486    $30,409,749
         27,418          38,184        (809,209)
      6,028,341         921,359          46,832
     (2,448,383)      3,470,416        (849,120)
    ------------    ------------    -----------
    $267,691,143    $343,124,445    $28,798,252
    ============    ============    ===========
    $263,427,712    $263,840,413    $14,200,356
             --              11              10
      1,927,267      11,946,163      14,425,441
      1,004,352      65,248,213         162,865
      1,331,812       2,089,645           9,580
     25,404,604      25,018,947       1,463,408
             --               1               1
        185,867       1,132,243       1,486,466
         96,829       6,187,179          16,783
        128,438         198,147             987
         $10.37          $10.55           $9.70
             --          $10.55           $9.70
         $10.37          $10.55           $9.70
         $10.37          $10.55           $9.70
         $10.37          $10.55           $9.70

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 1998

                                                                                     SHORT-
                                                                SHORT-TERM        INTERMEDIATE       GOVERNMENT
                                                                  INCOME           GOVERNMENT        SECURITIES
                                                                ------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $21,105,114       $41,087,998        $ 7,749,541
Dividends...................................................        49,413            280,875             49,774
Securities lending..........................................         2,676            230,357             65,841
                                                                -----------       -----------        -----------
    Total investment income.................................    21,157,203         41,599,230          7,865,156
                                                                -----------       -----------        -----------
EXPENSES:
Investment advisory fee.....................................     2,012,097          4,063,003            767,133
Administration fee..........................................       335,350            677,167            121,297
Transfer agent fees.........................................       235,961            464,165            114,419
Custodian fees..............................................        41,370             56,853             51,028
Legal and audit fees........................................        49,819             75,126             50,006
Registration and filing fees................................       119,462             82,239             76,791
Trustees'/Directors' fees and expenses......................         9,228             16,777              2,032
Amortization of organization costs..........................         2,016                 --                 --
Interest expense............................................           280                 --              2,821
Other.......................................................        73,657             55,331             15,799
                                                                -----------       -----------        -----------
    Subtotal................................................     2,879,240          5,490,661          1,201,326
Shareholder servicing and distribution fees:
  Primary B Shares..........................................         1,642             43,035              2,961
  Investor A Shares.........................................        17,958             88,874             25,326
  Investor B Shares.........................................        17,290             74,499            273,428
  Investor C Shares.........................................        12,192             38,548             10,159
Fees waived by investment adviser...........................    (1,006,049)        (1,354,334)          (160,648)
                                                                -----------       -----------        -----------
    Total expenses..........................................     1,922,273          4,381,283          1,352,552
Fees reduced by credits allowed by the custodian............        (7,677)                --             (4,319)
                                                                -----------       -----------        -----------
    Net expenses............................................     1,914,596          4,381,283          1,348,233
                                                                -----------       -----------        -----------
NET INVESTMENT INCOME.......................................    19,242,607         37,217,947          6,516,923
                                                                -----------       -----------        -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Securities................................................       720,476         11,733,289          5,089,950
  Forward foreign exchange contracts........................            --                 --                 --
  Foreign currencies and other net assets...................            --                 --                 --
                                                                -----------       -----------        -----------
Net realized gain/(loss) on investments.....................       720,476         11,733,289          5,089,950
                                                                -----------       -----------        -----------
Net change in unrealized appreciation/(depreciation) of:
  Securities (Note 10)......................................     1,879,366          7,138,825          1,541,240
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................            --                 --                 --
                                                                -----------       -----------        -----------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................     1,879,366          7,138,825          1,541,240
                                                                -----------       -----------        -----------
Net realized and unrealized gain/(loss) on investments......     2,599,842         18,872,114          6,631,190
                                                                -----------       -----------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $21,842,449       $56,090,061        $13,148,113
                                                                ===========       ===========        ===========

---------------

(a) Represents financial information for the Pilot U.S. Government Securities Fund, which was reorganized into U.S. Government Bond on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS (CONTINUED)

                                  U.S. GOVERNMENT BOND
                        ----------------------------------------
      STRATEGIC         FOR THE PERIOD          FOR THE PERIOD                             GLOBAL
        FIXED           MAY 17, 1997 TO       SEPTEMBER 1, 1996        DIVERSIFIED       GOVERNMENT
       INCOME           MARCH 31, 1998        TO MAY 16, 1997(a)         INCOME            INCOME
---------------------------------------------------------------------------------------------------
    $ 98,765,966          $ 8,441,401             $6,646,384           $20,086,015       $2,172,754
       1,450,143               15,923                     --                78,482               --
         141,936               26,392                     --                   538            3,773
    ------------          -----------             ----------           -----------       ----------
     100,358,045            8,483,716              6,646,384            20,165,035        2,176,527
    ------------          -----------             ----------           -----------       ----------
       9,149,399              869,202                552,504             1,728,012          288,379
       1,524,900              148,492                129,920               288,002           41,197
       1,091,260               86,401                 24,130               177,740           28,552
         164,070               15,556                  9,220                30,222           11,462
         150,787               37,685                 33,836                44,068           36,728
         384,997               78,741                 16,980                99,186           49,264
          36,793                2,291                  3,560                 6,757           15,732
           2,354                  270                 13,662                 2,354           34,618
           1,879                   --                     --                    --            3,419
         197,484               14,017                  3,372                24,641           33,471
    ------------          -----------             ----------           -----------       ----------
      12,703,923            1,252,655                787,184             2,400,982          542,822
          88,031                   --                     --                   767                1
          30,753                2,909                  1,701                28,987           36,794
          17,772                5,441                 11,063               552,378            1,457
           7,045                6,274                     --                19,667               68
      (1,760,101)            (385,271)              (125,674)             (288,002)              --
    ------------          -----------             ----------           -----------       ----------
      11,087,423              882,008                674,274             2,714,779          581,142
         (19,151)                 (11)                    --                    --               --
    ------------          -----------             ----------           -----------       ----------
      11,068,272              881,997                674,274             2,714,779          581,142
    ------------          -----------             ----------           -----------       ----------
      89,289,773            7,601,719              5,972,110            17,450,256        1,595,385
    ------------          -----------             ----------           -----------       ----------
      35,163,861            6,490,514                923,301             4,926,075         (970,895)
              --                   --                     --                    --          300,778
              --                   --                     --                    --          (80,371)
    ------------          -----------             ----------           -----------       ----------
      35,163,861            6,490,514                923,301             4,926,075         (750,488)
    ------------          -----------             ----------           -----------       ----------
      22,748,534           (2,480,110)             1,508,806             6,007,873          760,228
              --                   --                     --                    --         (124,528)
    ------------          -----------             ----------           -----------       ----------
      22,748,534           (2,480,110)             1,508,806             6,007,873          635,700
    ------------          -----------             ----------           -----------       ----------
      57,912,395            4,010,404              2,432,107            10,933,948         (114,788)
    ------------          -----------             ----------           -----------       ----------
     147,202,168
    $                     $11,612,123             $8,404,217           $28,384,204       $1,480,597
    ============          ===========             ==========           ===========       ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                          SHORT-TERM INCOME          SHORT-INTERMEDIATE GOVERNMENT
                                                     ----------------------------    ------------------------------
                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                       3/31/98         3/31/97          3/31/98          3/31/97
                                                     --------------------------------------------------------------
Net investment income..............................  $ 19,242,607    $ 11,901,922    $ 37,217,947     $ 26,750,446
Net realized gain/(loss) on investments............       720,476          14,435      11,733,289       (9,570,325)
Net change in unrealized
  appreciation/(depreciation) of investments.......     1,879,366      (1,766,538)      7,138,825          826,615
                                                     ------------    ------------    ------------     ------------
Net increase in net assets resulting from
  operations.......................................    21,842,449      10,149,819      56,090,061       18,006,736
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................   (18,262,282)    (10,929,771)    (33,403,952)     (22,214,271)
  Primary B Shares.................................       (25,268)        (24,362)       (632,936)        (363,390)
  Investor A Shares................................      (499,072)       (296,338)     (2,412,795)      (2,674,564)
  Investor B Shares................................      (270,227)       (357,900)       (426,846)        (623,578)
  Investor C Shares................................      (185,785)       (265,655)       (341,416)        (513,751)
Distributions to shareholders from net realized
  gain on investments:
  Primary A Shares.................................            --              --              --               --
  Primary B Shares.................................            --              --              --               --
  Investor A Shares................................            --              --              --               --
  Investor B Shares................................            --              --              --               --
  Investor C Shares................................            --              --              --               --
Distributions to shareholders from capital:
  Primary A Shares.................................            --              --              --               --
  Primary B Shares.................................            --              --              --               --
  Investor A Shares................................            --              --              --               --
  Investor B Shares................................            --              --              --               --
  Investor C Shares................................            --              --              --               --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Primary A Shares.................................   148,145,075       3,091,273     276,196,678      (22,025,851)
  Primary B Shares.................................      (960,504)        957,004     (17,237,058)      17,251,586
  Investor A Shares................................     7,430,557       3,387,681       5,707,537      (13,976,457)
  Investor B Shares................................    (1,040,816)     (1,747,931)     (1,291,845)      (2,780,531)
  Investor C Shares................................    (1,106,495)     (2,014,986)     (6,740,416)      (3,303,160)
                                                     ------------    ------------    ------------     ------------
Net increase/(decrease) in net assets..............   155,067,632       1,948,834     275,507,012      (33,217,231)
NET ASSETS:
Beginning of year..................................   198,175,591     196,226,757     449,687,475      482,904,706
                                                     ------------    ------------    ------------     ------------
End of year........................................  $353,243,223    $198,175,591    $725,194,487     $449,687,475
                                                     ============    ============    ============     ============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  year.............................................  $      6,369    $      6,396    $     33,132     $     33,130
                                                     ============    ============    ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

        GOVERNMENT SECURITIES                STRATEGIC FIXED INCOME
    ------------------------------      --------------------------------
     YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
      3/31/98           3/31/97            3/31/98            3/31/97
------------------------------------------------------------------------
    $  6,516,923      $  6,795,585      $   89,289,773      $ 56,841,576
       5,089,950        (3,826,282)         35,163,861       (17,609,800)
       1,541,240           478,228          22,748,534           479,199
    ------------      ------------      --------------      ------------
      13,148,113         3,447,531         147,202,168        39,710,975
      (4,157,969)       (3,299,326)        (87,058,382)      (54,960,385)
         (30,884)          (23,959)           (963,023)         (701,691)
        (547,021)         (629,297)           (849,655)         (388,702)
      (1,711,136)       (2,442,823)           (120,779)         (124,213)
         (69,913)         (122,250)            (53,079)          (35,613)
              --                --                  --       (10,984,337)
              --                --                  --          (168,447)
              --                --                  --           (77,228)
              --                --                  --           (26,485)
              --                --                  --            (8,604)
              --           (26,548)                 --           (61,284)
              --              (214)                 --              (836)
              --            (5,279)                 --              (449)
              --           (22,014)                 --              (156)
              --            (1,067)                 --               (43)
      19,204,402        (1,923,011)        678,168,657       150,300,620
        (793,139)          768,845         (30,369,790)       29,855,538
      (1,939,625)       (1,489,221)         19,368,328           104,418
      (8,342,082)      (10,856,535)            461,451          (313,787)
      (1,184,302)         (659,366)           (170,945)          790,529
    ------------      ------------      --------------      ------------
      13,576,444       (17,284,534)        725,614,951       152,909,820
     103,855,196       121,139,730         986,034,869       833,125,049
    ------------      ------------      --------------      ------------
    $117,431,640      $103,855,196      $1,711,649,820      $986,034,869
    ============      ============      ==============      ============
    $   (340,498)     $   (340,498)     $      244,855                --
    ============      ============      ==============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                           U.S. GOVERNMENT BOND
                                                              ----------------------------------------------
                                                              PERIOD ENDED     PERIOD ENDED      YEAR ENDED
                                                                3/31/98         5/16/97(a)       8/31/96(a)
                                                              ----------------------------------------------
Net investment income.......................................  $  7,601,719     $  5,972,110     $  7,859,179
Net realized gain/(loss) on investments.....................     6,490,514          923,301        6,920,545
Change in unrealized appreciation/(depreciation) of
  investments...............................................    (2,480,110)       1,508,806       (9,917,288)
                                                              ------------     ------------     ------------
Net increase in net assets resulting from operations........    11,612,123        8,404,217        4,862,436
Distributions to shareholders from net investment income:
  Primary A Shares..........................................    (7,479,447)      (5,885,069)      (7,807,800)
  Primary B Shares..........................................            --               --               --
  Investor A Shares.........................................       (57,056)         (36,240)         (17,876)
  Investor B Shares.........................................       (30,781)         (50,801)         (33,503)
  Investor C Shares.........................................       (35,507)              --               --
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................            --               --               --
  Primary B Shares..........................................            --               --               --
  Investor A Shares.........................................            --               --               --
  Investor B Shares.........................................            --               --               --
  Investor C Shares.........................................            --               --               --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................    (1,853,373)      (7,085,032)      (5,585,839)
  Primary B Shares..........................................            --               --               --
  Investor A Shares.........................................       (15,510)         (55,087)          (6,785)
  Investor B Shares.........................................           (67)         (76,740)         (18,425)
  Investor C Shares.........................................       (18,330)              --               --
Distributions to shareholders in excess of net realized gain on investments:
  Primary A Shares..........................................            --               --               --
  Primary B Shares..........................................            --               --               --
  Investor A Shares.........................................            --               --               --
  Investor B Shares.........................................            --               --               --
  Investor C Shares.........................................            --               --               --
Net increase/(decrease) in net assets from Fund share
  transactions:
  Primary A Shares..........................................   113,222,671        7,694,223       16,336,652
  Primary B Shares..........................................            --               --               --
  Investor A Shares.........................................     1,179,952          156,503          563,000
  Investor B Shares.........................................      (514,847)         343,817        1,150,000
  Investor C Shares.........................................     1,336,055               --               --
                                                              ------------     ------------     ------------
Net increase/(decrease) in net assets.......................   117,345,883        3,409,791        9,441,860
NET ASSETS:
Beginning of period.........................................   150,345,260      146,935,469      137,493,609
                                                              ------------     ------------     ------------
End of period...............................................  $267,691,143     $150,345,260     $146,935,469
                                                              ============     ============     ============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of period................  $     27,418     $     22,072     $     22,072
                                                              ============     ============     ============

---------------

(a) Represents financial information for the Pilot U.S. Government Securities Fund, which was reorganized into U.S. Government Bond on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

             DIVERSIFIED                    GLOBAL GOVERNMENT
                INCOME                           INCOME
    ------------------------------    -----------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
       3/31/98          3/31/97          3/31/98          3/31/97
    ---------------------------------------------------------------
     $ 17,450,256     $ 12,837,273     $  1,595,385     $ 1,926,329
        4,926,075       (3,799,025)        (750,488)        953,513
        6,007,873          106,386          635,700      (1,284,681)
     ------------     ------------     ------------     -----------
       28,384,204        9,144,634        1,480,597       1,595,161
      (12,928,710)      (7,049,444)        (815,497)     (1,249,093)
           (8,952)          (1,757)              (2)         (2,462)
         (696,915)        (820,865)        (430,054)       (667,922)
       (3,658,511)      (4,654,890)          (3,600)         (6,474)
         (157,057)        (222,986)            (225)           (378)
               --               --               --        (250,244)
               --               --               --            (547)
               --               --               --        (142,043)
               --               --               --          (1,679)
               --               --               --             (85)
               --       (1,246,521)         (79,019)       (428,196)
               --             (481)              (1)           (876)
               --         (146,959)         (42,420)       (242,140)
               --         (932,648)            (445)         (2,622)
               --          (42,737)             (26)           (143)
               --               --         (220,077)             --
               --               --               (3)             --
               --               --         (126,360)             --
               --               --           (1,367)             --
               --               --              (79)             --
      104,266,369       90,247,006      (13,819,987)      4,327,824
          (50,425)          41,228           (5,076)          5,828
         (208,562)      (1,295,769)        (552,026)        650,979
       (8,189,999)     (11,813,564)         (28,531)          4,661
       (1,373,401)         (16,833)             448             606
     ------------     ------------     ------------     -----------
      105,378,041       71,187,414      (14,643,750)      3,590,155
      237,746,404      166,558,990       43,442,002      39,851,847
     ------------     ------------     ------------     -----------
     $343,124,445     $237,746,404     $ 28,798,252     $43,442,002
     ============     ============     ============     ===========
     $     38,184     $     38,073     $   (809,209)    $   (38,979)
     ============     ============     ============     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                                                                                  SHORT-TERM INCOME
                                                                       YEAR ENDED                     YEAR ENDED
                                                                     MARCH 31, 1998               MARCH 31, 1997(a)
                                                              ----------------------------    --------------------------
                                                                SHARES          DOLLARS         SHARES        DOLLARS
                                                              ----------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................    6,440,533    $  62,959,042     6,396,691    $ 62,280,237
  Issued in exchange for assets of NationsBank Common Trust
    Short Term Income Fund (Note 10)........................   28,299,082      275,916,054            --              --
  Issued as reinvestment of dividends.......................      381,141        3,717,052       611,423       5,939,306
  Redeemed..................................................  (19,897,070)    (194,447,073)   (6,692,510)    (65,128,270)
                                                              -----------    -------------    ----------    ------------
  Net increase..............................................   15,223,686    $ 148,145,075       315,604    $  3,091,273
                                                              ===========    =============    ==========    ============
PRIMARY B SHARES:
  Sold......................................................        8,840    $      86,014       100,331    $    975,313
  Issued as reinvestment of dividends.......................        1,325           12,904         1,896          18,454
  Redeemed..................................................     (108,608)      (1,059,422)       (3,783)        (36,763)
                                                              -----------    -------------    ----------    ------------
  Net increase/(decrease)...................................      (98,443)   $    (960,504)       98,444    $    957,004
                                                              ===========    =============    ==========    ============
INVESTOR A SHARES:
  Sold......................................................    1,373,289    $  13,399,387       536,576    $  5,205,410
  Issued as reinvestment of dividends.......................       47,447          462,639        27,926         271,789
  Redeemed..................................................     (657,492)      (6,431,469)     (214,856)     (2,089,518)
                                                              -----------    -------------    ----------    ------------
  Net increase..............................................      763,244    $   7,430,557       349,646    $  3,387,681
                                                              ===========    =============    ==========    ============
INVESTOR B SHARES:
  Sold......................................................      117,953    $   1,153,739        62,794    $    611,334
  Issued as reinvestment of dividends.......................       23,694          231,240        31,742         308,758
  Redeemed..................................................     (242,749)      (2,425,795)     (274,315)     (2,668,023)
                                                              -----------    -------------    ----------    ------------
  Net decrease..............................................     (101,102)   $  (1,040,816)     (179,779)   $ (1,747,931)
                                                              ===========    =============    ==========    ============
INVESTOR C SHARES:
  Sold......................................................      131,913    $   1,284,002        63,175    $    614,207
  Issued as reinvestment of dividends.......................       12,143          118,242        19,749         192,097
  Redeemed..................................................     (257,751)      (2,508,739)     (290,139)     (2,821,290)
                                                              -----------    -------------    ----------    ------------
  Net decrease..............................................     (113,695)   $  (1,106,495)     (207,215)   $ (2,014,986)
                                                              ===========    =============    ==========    ============

---------------

(a) Short-Term Income's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                SHORT-INTERMEDIATE GOVERNMENT
                                                                       YEAR ENDED                          YEAR ENDED
                                                                     MARCH 31, 1998                    MARCH 31, 1997(a)
                                                              -----------------------------      ------------------------------
                                                                SHARES           DOLLARS           SHARES            DOLLARS
                                                              -----------------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................   27,054,932      $111,320,548       25,588,345      $ 103,176,037
  Issued in exchange for:
    Pilot Shares of Pilot Intermediate U.S. Government
      Securities Fund (Note 10).............................   57,272,980       230,814,630               --                 --
    Assets of NationsBank Common Trust Short Intermediate
      U.S. Government Fund (Note 10)........................   67,260,858       275,769,517               --                 --
  Issued as reinvestment of dividends.......................    1,029,442         4,167,373        1,947,196          7,858,690
  Redeemed..................................................  (84,345,071)     (345,875,390)     (32,906,576)      (133,060,578)
                                                              -----------      ------------      -----------      -------------
  Net increase/(decrease)...................................   68,273,141      $276,196,678       (5,371,035)     $ (22,025,851)
                                                              ===========      ============      ===========      =============
PRIMARY B SHARES:
  Sold......................................................      840,675      $  3,495,042        4,641,662      $  18,801,947
  Issued as reinvestment of dividends.......................      120,593           498,967           73,779            298,014
  Redeemed..................................................   (5,153,407)      (21,231,067)        (459,824)        (1,848,375)
                                                              -----------      ------------      -----------      -------------
  Net increase/(decrease)...................................   (4,192,139)     $(17,237,058)       4,255,617      $  17,251,586
                                                              ===========      ============      ===========      =============
INVESTOR A SHARES:
  Sold......................................................    3,995,687      $ 16,124,885          485,750      $   1,962,420
  Issued in exchange for:
    Class A Shares of Pilot Intermediate U.S. Government
      Securities Fund (Note 10).............................      342,822         1,381,763               --                 --
  Issued as reinvestment of dividends.......................      402,086         1,663,870          457,633          1,847,025
  Redeemed..................................................   (3,360,282)      (13,462,981)      (4,410,571)       (17,785,902)
                                                              -----------      ------------      -----------      -------------
  Net increase/(decrease)...................................    1,380,313      $  5,707,537       (3,467,188)     $ (13,976,457)
                                                              ===========      ============      ===========      =============
INVESTOR B SHARES:
  Sold......................................................      141,180      $    569,384          181,291      $     727,752
  Issued as reinvestment of dividends.......................       70,567           288,667           90,867            366,792
  Redeemed..................................................     (529,703)       (2,149,896)        (959,850)        (3,875,075)
                                                              -----------      ------------      -----------      -------------
  Net decrease..............................................     (317,956)     $ (1,291,845)        (687,692)     $  (2,780,531)
                                                              ===========      ============      ===========      =============
INVESTOR C SHARES:
  Sold......................................................       22,479      $     90,688          157,558      $     632,641
  Issued as reinvestment of dividends.......................       45,516           186,844           86,331            348,458
  Redeemed..................................................   (1,715,530)       (7,017,948)      (1,061,848)        (4,284,259)
                                                              -----------      ------------      -----------      -------------
  Net decrease..............................................   (1,647,535)     $ (6,740,416)        (817,959)     $  (3,303,160)
                                                              ===========      ============      ===========      =============

---------------

(a) Short-Intermediate Government's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                  GOVERNMENT SECURITIES
                                                                       YEAR ENDED                        YEAR ENDED
                                                                     MARCH 31, 1998                  MARCH 31, 1997(a)
                                                              ----------------------------      ----------------------------
                                                                SHARES          DOLLARS           SHARES          DOLLARS
                                                              --------------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................   1,577,661      $ 15,624,260       1,744,975      $ 16,536,475
  Issued in exchange for assets of NationsBank Common Trust
    Mortgage Backed Securities Fund (Note 10)...............   4,714,190        45,209,085              --                --
  Issued as reinvestment of dividends.......................      22,160           214,489          36,054           344,081
  Redeemed..................................................  (4,264,966)      (41,843,432)     (1,963,478)      (18,803,567)
                                                              ----------      ------------      ----------      ------------
  Net increase/(decrease)...................................   2,049,045      $ 19,204,402        (182,449)     $ (1,923,011)
                                                              ==========      ============      ==========      ============
PRIMARY B SHARES:
  Sold......................................................      10,667      $    103,477          84,339      $    805,378
  Issued as reinvestment of dividends.......................         555             5,426             577             5,502
  Redeemed..................................................     (91,699)         (902,042)         (4,438)          (42,035)
                                                              ----------      ------------      ----------      ------------
  Net increase/(decrease)...................................     (80,477)     $   (793,139)         80,478      $    768,845
                                                              ==========      ============      ==========      ============
INVESTOR A SHARES:
  Sold......................................................     224,590      $  2,193,536          35,068      $    337,119
  Issued as reinvestment of dividends.......................      31,491           306,127          40,328           385,010
  Redeemed..................................................    (446,492)       (4,439,288)       (231,727)       (2,211,350)
                                                              ----------      ------------      ----------      ------------
  Net decrease..............................................    (190,411)     $ (1,939,625)       (156,331)     $ (1,489,221)
                                                              ==========      ============      ==========      ============
INVESTOR B SHARES:
  Sold......................................................      65,241      $    645,920          85,775      $    815,971
  Issued as reinvestment of dividends.......................     103,618         1,005,175         152,150         1,452,183
  Redeemed..................................................  (1,032,559)       (9,993,177)     (1,373,092)      (13,124,689)
                                                              ----------      ------------      ----------      ------------
  Net decrease..............................................    (863,700)     $ (8,342,082)     (1,135,167)     $(10,856,535)
                                                              ==========      ============      ==========      ============
INVESTOR C SHARES:
  Sold......................................................         409      $      3,971           3,497      $     33,160
  Issued as reinvestment of dividends.......................       4,273            41,480           7,277            69,445
  Redeemed..................................................    (125,939)       (1,229,753)        (79,815)         (761,971)
                                                              ----------      ------------      ----------      ------------
  Net decrease..............................................    (121,257)     $ (1,184,302)        (69,041)     $   (659,366)
                                                              ==========      ============      ==========      ============

---------------

(a) Government Securities' Primary B Shares commenced operations on June 28,
    1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                 STRATEGIC FIXED INCOME
                                                                       YEAR ENDED                      YEAR ENDED
                                                                     MARCH 31, 1998                MARCH 31, 1997(a)
                                                              ----------------------------    ----------------------------
                                                                SHARES          DOLLARS         SHARES          DOLLARS
                                                              ------------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................   47,819,004    $ 478,100,259     43,888,161    $ 428,802,189
  Issued in exchange for:
    Primary A Shares of Peachtree Bond Fund (Note 10).......           --               --      6,826,942       67,043,140
    Pilot Shares of Pilot Diversified Bond Fund (Note 10)...    9,934,893       96,657,323             --               --
    Assets of NationsBank Common Trust Strategic Fixed
      Income Fund (Note 10).................................   99,909,128      987,102,187             --               --
    Assets of NationsBank Common Trust Fixed Income Fund for
      Personal Trusts (Note 10).............................    2,475,616       24,459,089             --               --
  Issued as reinvestment of dividends.......................    2,278,928       22,602,308      3,413,891       33,535,767
  Redeemed..................................................  (93,155,105)    (930,752,509)   (38,662,065)    (379,080,476)
                                                              -----------    -------------    -----------    -------------
  Net increase..............................................   69,262,464    $ 678,168,657     15,466,929    $ 150,300,620
                                                              ===========    =============    ===========    =============
PRIMARY B SHARES:
  Sold......................................................      318,549    $   3,146,856      3,696,662    $  36,307,617
  Issued as reinvestment of dividends.......................       63,134          622,337         62,778          616,546
  Redeemed..................................................   (3,419,418)     (34,138,983)      (721,704)      (7,068,625)
                                                              -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................   (3,037,735)   $ (30,369,790)     3,037,736    $  29,855,538
                                                              ===========    =============    ===========    =============
INVESTOR A SHARES:
  Sold......................................................    2,649,116    $  26,507,092        271,643    $   2,666,104
  Issued in exchange for:
    Class A Shares of Pilot Diversified Bond Fund (Note
    10).....................................................       18,369          178,746             --               --
  Issued as reinvestment of dividends.......................       62,915          628,208         38,529          378,759
  Redeemed..................................................     (792,039)      (7,945,718)      (299,293)      (2,940,445)
                                                              -----------    -------------    -----------    -------------
  Net increase..............................................    1,938,361    $  19,368,328         10,879    $     104,418
                                                              ===========    =============    ===========    =============
INVESTOR B SHARES:
  Sold......................................................       76,609    $     771,651         17,220    $     170,471
  Issued in exchange for:
    Class B Shares of Pilot Diversified Bond Fund (Note
    10).....................................................       35,367          344,002             --               --
  Issued as reinvestment of dividends.......................       10,132          100,816         12,584          123,689
  Redeemed..................................................      (75,910)        (755,018)       (61,936)        (607,947)
                                                              -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................       46,198    $     461,451        (32,132)   $    (313,787)
                                                              ===========    =============    ===========    =============
INVESTOR C SHARES:
  Sold......................................................      145,121    $   1,445,818        114,761    $   1,123,112
  Issued as reinvestment of dividends.......................        5,012           49,792          4,392           43,199
  Redeemed..................................................     (167,077)      (1,666,555)       (38,322)        (375,782)
                                                              -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................      (16,944)   $    (170,945)        80,831    $     790,529
                                                              ===========    =============    ===========    =============

---------------

(a) Strategic Fixed Income's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                              U.S. GOVERNMENT BOND
                                                      PERIOD ENDED                PERIOD ENDED                 YEAR ENDED
                                                    MARCH 31, 1998(a)            MAY 16, 1997(b)           AUGUST 31, 1996(b)
                                                -------------------------   -------------------------   -------------------------
                                                  SHARES       DOLLARS        SHARES       DOLLARS        SHARES       DOLLARS
                                                ---------------------------------------------------------------------------------
PRIMARY A SHARES:
  Sold........................................  13,486,805   $139,973,452    2,306,447   $ 23,888,312    3,091,000   $ 33,654,652
  Issued as reinvestment of dividends.........     102,328      1,062,109       42,084        436,204       23,000        261,000
  Redeemed....................................  (2,714,526)   (27,812,890)  (1,599,474)   (16,630,293)  (1,590,000)   (17,579,000)
                                                ----------   ------------   ----------   ------------   ----------   ------------
  Net increase................................  10,874,607   $113,222,671      749,057   $  7,694,223    1,524,000   $ 16,336,652
                                                ==========   ============   ==========   ============   ==========   ============
INVESTOR A SHARES:
  Sold........................................     168,236   $  1,745,963       52,309   $    567,880       64,000   $    690,000
  Issued as reinvestment of dividends.........       4,440         46,265        8,666         89,844        1,000         16,000
  Redeemed....................................     (58,768)      (612,276)     (49,048)      (501,221)     (13,000)      (143,000)
                                                ----------   ------------   ----------   ------------   ----------   ------------
  Net increase................................     113,908   $  1,179,952       11,927   $    156,503       52,000   $    563,000
                                                ==========   ============   ==========   ============   ==========   ============
INVESTOR B SHARES:
  Sold........................................      97,985   $  1,028,827       37,746   $    400,061      106,000   $  1,160,000
  Issued as reinvestment of dividends.........       1,972         20,504       10,431        108,295        4,000         42,000
  Redeemed....................................    (153,192)    (1,564,178)     (15,714)      (164,539)      (5,000)       (52,000)
                                                ----------   ------------   ----------   ------------   ----------   ------------
  Net increase/(decrease).....................     (53,235)  $   (514,847)      32,463   $    343,817      105,000   $  1,150,000
                                                ==========   ============   ==========   ============   ==========   ============
INVESTOR C SHARES:
  Sold........................................     145,639   $  1,515,940           --   $         --           --   $         --
  Issued as reinvestment of dividends.........       2,434         25,368           --             --           --             --
  Redeemed....................................     (19,635)      (205,253)          --             --           --             --
                                                ----------   ------------   ----------   ------------   ----------   ------------
  Net increase................................     128,438   $  1,336,055           --   $         --           --   $         --
                                                ==========   ============   ==========   ============   ==========   ============

---------------

(a) U.S. Government Bond's Investor C Shares commenced operations on September 19, 1997.
(b) Represents financial information for the Pilot U.S. Government Securities Fund which was reorganized into U.S. Government Bond on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                    DIVERSIFIED INCOME
                                                                       YEAR ENDED                        YEAR ENDED
                                                                     MARCH 31, 1998                  MARCH 31, 1997(a)
                                                              ----------------------------      ----------------------------
                                                                SHARES          DOLLARS           SHARES          DOLLARS
                                                              --------------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................  12,274,930      $128,837,471       9,326,149      $ 95,819,147
  Issued as reinvestment of dividends.......................     880,599         9,155,029         682,648         7,030,327
  Redeemed..................................................  (3,172,731)      (33,726,131)     (1,220,878)      (12,602,468)
                                                              ----------      ------------      ----------      ------------
  Net increase..............................................   9,982,798      $104,266,369       8,787,919      $ 90,247,006
                                                              ==========      ============      ==========      ============
PRIMARY B SHARES:
  Sold......................................................      22,649      $    233,191           3,788      $     38,990
  Issued as reinvestment of dividends.......................         759             7,894             217             2,238
  Redeemed..................................................     (27,412)         (291,510)             --                --
                                                              ----------      ------------      ----------      ------------
  Net increase/(decrease)...................................      (4,004)     $    (50,425)          4,005      $     41,228
                                                              ==========      ============      ==========      ============
INVESTOR A SHARES:
  Sold......................................................     301,996      $  3,115,237         340,595      $  3,519,242
  Issued as reinvestment of dividends.......................      43,407           451,661          50,590           521,584
  Redeemed..................................................    (366,234)       (3,775,460)       (518,078)       (5,336,595)
                                                              ----------      ------------      ----------      ------------
  Net decrease..............................................     (20,831)     $   (208,562)       (126,893)     $ (1,295,769)
                                                              ==========      ============      ==========      ============
INVESTOR B SHARES:
  Sold......................................................     520,892      $  5,490,202         419,468      $  4,343,211
  Issued as reinvestment of dividends.......................     210,972         2,204,296         334,274         3,456,153
  Redeemed..................................................  (1,528,376)      (15,884,497)     (1,901,187)      (19,612,928)
                                                              ----------      ------------      ----------      ------------
  Net decrease..............................................    (796,512)     $ (8,189,999)     (1,147,445)     $(11,813,564)
                                                              ==========      ============      ==========      ============
INVESTOR C SHARES:
  Sold......................................................      57,148      $    602,548         103,490      $  1,066,332
  Issued as reinvestment of dividends.......................       9,962           103,767          18,494           190,859
  Redeemed..................................................    (199,464)       (2,079,716)       (123,059)       (1,274,024)
                                                              ----------      ------------      ----------      ------------
  Net decrease..............................................    (132,354)     $ (1,373,401)         (1,075)     $    (16,833)
                                                              ==========      ============      ==========      ============

---------------

(a) Diversified Income's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                   GLOBAL GOVERNMENT INCOME
                                                                           YEAR ENDED                      YEAR ENDED
                                                                         MARCH 31, 1998                 MARCH 31, 1997(a)
                                                                  ----------------------------      -------------------------
                                                                    SHARES          DOLLARS          SHARES         DOLLARS
                                                                  -----------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................          53,379      $    523,871       649,206      $ 6,647,355
  Issued as reinvestment of dividends.......................          97,162           951,096       154,032        1,570,912
  Redeemed..................................................      (1,560,422)      (15,294,954)     (387,483)      (3,890,443)
                                                                  ----------      ------------      --------      -----------
  Net increase/(decrease)...................................      (1,409,881)     $(13,819,987)      415,755      $ 4,327,824
                                                                  ==========      ============      ========      ===========
PRIMARY B SHARES:
  Sold......................................................              --      $         --        13,113      $   132,884
  Issued as reinvestment of dividends.......................              --                --           298            3,090
  Redeemed..................................................            (526)           (5,076)      (12,884)        (130,146)
                                                                  ----------      ------------      --------      -----------
  Net increase/(decrease)...................................            (526)     $     (5,076)          527      $     5,828
                                                                  ==========      ============      ========      ===========
INVESTOR A SHARES:
  Sold......................................................          17,222      $    168,469        69,887      $   714,152
  Issued as reinvestment of dividends.......................           2,053            20,101         2,747           28,266
  Redeemed..................................................         (75,581)         (740,596)       (8,928)         (91,439)
                                                                  ----------      ------------      --------      -----------
  Net increase/(decrease)...................................         (56,306)     $   (552,026)       63,706      $   650,979
                                                                  ==========      ============      ========      ===========
INVESTOR B SHARES:
  Sold......................................................              51      $        501         3,210      $    31,111
  Issued as reinvestment of dividends.......................             551             5,396           995           10,579
  Redeemed..................................................          (3,538)          (34,428)       (3,615)         (37,029)
                                                                  ----------      ------------      --------      -----------
  Net increase/(decrease)...................................          (2,936)     $    (28,531)          590      $     4,661
                                                                  ==========      ============      ========      ===========
INVESTOR C SHARES:
  Sold......................................................              11      $        107            --      $        --
  Issued as reinvestment....................................              35               341            59              606
  Redeemed..................................................              --                --            --               --
                                                                  ----------      ------------      --------      -----------
  Net increase..............................................              46      $        448            59      $       606
                                                                  ==========      ============      ========      ===========

---------------

(a) Global Government Income's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                       NET INCREASE/                DISTRIBUTIONS
                             NET ASSET                 NET REALIZED    (DECREASE) IN   DIVIDENDS      IN EXCESS
                               VALUE        NET       AND UNREALIZED     NET ASSET      FROM NET       OF NET       DISTRIBUTIONS
                             BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT    INVESTMENT         FROM
                             OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME        INCOME          CAPITAL
                             ----------------------------------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES:
Year ended 03/31/1998......   $ 9.68       $0.56          $ 0.09          $ 0.65         $(0.56)           --              --
Year ended 03/31/1997#.....     9.76        0.58           (0.08)           0.50          (0.58)           --              --
Period ended
  03/31/1996(a)#...........     9.84        0.20           (0.08)           0.12          (0.20)           --              --
Year ended 11/30/1995#.....     9.48        0.61            0.36            0.97          (0.61)           --              --
Year ended 11/30/1994#.....    10.01        0.50           (0.51)          (0.01)         (0.48)       $(0.02)         $(0.02)
Year ended 11/30/1993......     9.75        0.53            0.26            0.79          (0.53)           --              --
Period ended 11/30/1992*...    10.00        0.09           (0.25)          (0.16)         (0.09)           --              --
PRIMARY B SHARES:
Year ended 03/31/1998......   $ 9.68       $0.53          $ 0.09          $ 0.62         $(0.53)           --              --
Period ended
  03/31/1997*#.............     9.71        0.41           (0.03)           0.38          (0.41)           --              --
INVESTOR A SHARES:
Year ended 03/31/1998......   $ 9.68       $0.54          $ 0.09          $ 0.63         $(0.54)           --              --
Year ended 03/31/1997#.....     9.76        0.56           (0.08)           0.48          (0.56)           --              --
Period ended
  03/31/1996(a)#...........     9.84        0.19           (0.08)           0.11          (0.19)           --              --
Year ended 11/30/1995#.....     9.48        0.59            0.36            0.95          (0.59)           --              --
Year ended 11/30/1994#.....    10.01        0.48           (0.51)          (0.03)         (0.46)       $(0.02)         $(0.02)
Year ended 11/30/1993......     9.75        0.51            0.26            0.77          (0.51)           --              --
Period ended 11/30/1992*...    10.00        0.08           (0.26)          (0.18)         (0.07)           --              --
INVESTOR B SHARES:
Year ended 03/31/1998......   $ 9.68       $0.53          $ 0.09          $ 0.62         $(0.53)           --              --
Year ended 03/31/1997#.....     9.76        0.55           (0.08)           0.47          (0.55)           --              --
Period ended
  03/31/1996(a)#...........     9.84        0.19           (0.08)           0.11          (0.19)           --              --
Year ended 11/30/1995#.....     9.48        0.57            0.36            0.93          (0.57)           --              --
Year ended 11/30/1994#.....    10.01        0.47           (0.51)          (0.04)         (0.45)       $(0.02)         $(0.02)
Period ended 11/30/1993*...     9.94        0.22            0.07            0.29          (0.22)           --              --
INVESTOR C SHARES:
Year ended 03/31/1998......   $ 9.68       $0.53          $ 0.09          $ 0.62         $(0.53)           --              --
Year ended 03/31/1997#.....     9.76        0.55           (0.08)           0.47          (0.55)           --              --
Period ended
  03/31/1996(a)#...........     9.84        0.19           (0.08)           0.11          (0.19)           --              --
Year ended 11/30/1995#.....     9.48        0.57            0.36            0.93          (0.57)           --              --
Year ended 11/30/1994#.....    10.01        0.46           (0.51)          (0.05)         (0.44)       $(0.02)         $(0.02)
Year ended 11/30/1993......     9.75        0.48            0.26            0.74          (0.48)           --              --
Period ended 11/30/1992*...    10.00        0.08           (0.26)          (0.18)         (0.07)           --              --

---------------

  * Short-Term Income's Primary A, Primary B, Investor A, Investor B and Investor C Shares commenced operations on September 30, 1992, June 28, 1996, October 2, 1992, June 7, 1993 and October 2, 1992, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share net investment income has been calculated using the monthly average share method.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) Amount is less than $1,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF     RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++   (IN 000'S)   NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------
   $(0.56)       $ 9.77       6.89%     $331,961       0.56%(b)(c)     5.75%         66%          0.86%(c)
    (0.58)         9.68       5.25       181,455       0.55(b)        5.97          172           0.85
    (0.20)         9.76       1.19       179,957       0.55+          6.07+          73           0.88+
    (0.61)         9.84      10.48       169,291       0.56           6.32          224           0.86
    (0.52)         9.48      (0.11)      176,712       0.50           5.23          293           0.82
    (0.53)        10.01       8.26       201,738       0.37           5.27          121           0.79
    (0.09)         9.75      (1.58)+++   190,680       0.30+          5.54+          45           0.90+
   $(0.53)       $ 9.77       6.58%     $      0(d)    0.91%(b)(c)     5.40%         66%          1.21%(c)
    (0.41)         9.68       3.95           953       0.90(b)+       5.62+         172           1.20+
   $(0.54)       $ 9.77       6.67%     $ 13,688       0.76%(b)(c)     5.55%         66%          1.06%(c)
    (0.56)         9.68       5.04         6,169       0.75(b)        5.77          172           1.05
    (0.19)         9.76       1.13         2,810       0.75+          5.87+          73           1.08+
    (0.59)         9.84      10.29         2,969       0.76           6.12          224           1.06
    (0.50)         9.48      (0.33)        2,490       0.71           5.02          293           1.03
    (0.51)        10.01       8.03        11,205       0.57           5.07          121           0.99
    (0.07)         9.75      (1.81)+++       254       0.45+          5.39+          45           1.05+
   $(0.53)       $ 9.77       6.51%     $  4,602       0.91%(b)(c)     5.40%         66%          1.21%(c)
    (0.55)         9.68       4.89         5,536       0.90(b)        5.62          172           1.20
    (0.19)         9.76       1.08         7,339       0.90+          5.72+          73           1.23+
    (0.57)         9.84      10.10         8,873       0.91           5.97          224           1.21
    (0.49)         9.48      (0.46)       16,550       0.85           4.88          293           1.17
    (0.22)        10.01       2.96        39,861       0.72+          4.92+         121           1.14+
   $(0.53)       $ 9.77       6.51%     $  2,992       0.91%(b)(c)     5.40%         66%          1.21%(c)
    (0.55)         9.68       4.89         4,063       0.90(b)        5.62          172           1.20
    (0.19)         9.76       1.07         6,121       0.90+          5.72+          73           1.23+
    (0.57)         9.84      10.08         6,056       0.91           5.97          224           1.21
    (0.48)         9.48      (0.51)        8,102       0.89           4.84          293           1.21
    (0.48)        10.01       7.73        19,851       0.87           4.77          121           1.29
    (0.07)         9.75      (1.82)+++     6,747       0.80+          5.04+          45           1.40+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                            NET
                                                                                         INCREASE/
                                             NET ASSET                 NET REALIZED     (DECREASE)     DIVIDENDS    DISTRIBUTIONS
                                               VALUE        NET       AND UNREALIZED   IN NET ASSET     FROM NET      FROM NET
                                             BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                             OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                             ------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES:
Year ended 03/31/1998......................    $3.99       $0.23          $ 0.13          $ 0.36         $(0.23)           --
Year ended 03/31/1997#.....................     4.07        0.23           (0.08)           0.15          (0.23)           --
Period ended 03/31/1996(b)#................     4.14        0.07           (0.07)           0.00          (0.07)(a)        --
Year ended 11/30/1995#.....................     3.93        0.24            0.21            0.45          (0.24)(a)        --
Year ended 11/30/1994......................     4.28        0.23           (0.33)          (0.10)         (0.23)(a)    $(0.02)
Year ended 11/30/1993......................     4.16        0.23            0.14            0.37          (0.23)        (0.02)
Year ended 11/30/1992......................     4.17        0.28           (0.01)           0.27          (0.28)           --
Period ended 11/30/1991*...................     4.00##      0.10            0.17            0.27          (0.10)           --
PRIMARY B SHARES:
Year ended 03/31/1998......................    $3.99       $0.21          $ 0.13          $ 0.34         $(0.21)           --
Period ended 03/31/1997*#..................     4.02        0.16           (0.03)           0.13          (0.16)           --
INVESTOR A SHARES:
Year ended 03/31/1998......................    $3.99       $0.22          $ 0.13          $ 0.35         $(0.22)           --
Year ended 03/31/1997#.....................     4.07        0.22           (0.08)           0.14          (0.22)           --
Period ended 03/31/1996(b)#................     4.14        0.07           (0.07)           0.00          (0.07)(a)        --
Year ended 11/30/1995#.....................     3.93        0.23            0.21            0.44          (0.23)(a)        --
Year ended 11/30/1994......................     4.28        0.22           (0.33)          (0.11)         (0.22)(a)    $(0.02)
Year ended 11/30/1993......................     4.16        0.22            0.14            0.36          (0.22)        (0.02)
Year ended 11/30/1992......................     4.17        0.27           (0.01)           0.26          (0.27)           --
Period ended 11/30/1991*...................     4.00##      0.10            0.17            0.27          (0.10)           --
INVESTOR B SHARES:
Year ended 03/31/1998......................    $3.99       $0.20          $ 0.13          $ 0.33         $(0.20)           --
Year ended 03/31/1997#.....................     4.07        0.20           (0.08)           0.12          (0.20)           --
Period ended 03/31/1996(b)#................     4.14        0.07           (0.07)           0.00          (0.07)(a)        --
Year ended 11/30/1995#.....................     3.93        0.21            0.21            0.42          (0.21)(a)        --
Year ended 11/30/1994......................     4.28        0.20           (0.33)          (0.13)         (0.20)(a)    $(0.02)
Period ended 11/30/1993*...................     4.26        0.09            0.02            0.11          (0.09)           --
INVESTOR C SHARES:
Year ended 03/31/1998......................    $3.99       $0.20          $ 0.13          $ 0.33         $(0.20)           --
Year ended 03/31/1997#.....................     4.07        0.21           (0.08)           0.13          (0.21)           --
Period ended 03/31/1996(b)#................     4.14        0.07           (0.07)           0.00          (0.07)(a)        --
Year ended 11/30/1995#.....................     3.93        0.22            0.21            0.43          (0.22)(a)        --
Year ended 11/30/1994......................     4.28        0.20           (0.33)          (0.13)         (0.20)(a)    $(0.02)
Year ended 11/30/1993......................     4.16        0.20            0.14            0.34          (0.20)        (0.02)
Period ended 11/30/1992*...................     4.19        0.10           (0.03)           0.07          (0.10)           --

---------------

   * Short-Intermediate Government's Primary A, Primary B, Investor A, Investor B and Investor C Shares commenced operations on August 1, 1991, June 28, 1996, August 5, 1991, June 7, 1993 and June 17, 1992, respectively.
   + Annualized.
  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
   # Per share net investment income has been calculated using the monthly average share method.
 ## Nations Short-Intermediate Government's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
 ### Amount represents less than 0.01%.
 (a) Includes distribution in excess of less than $0.01 per share.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF     RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++   (IN 000'S)   NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------
   $(0.23)        $4.12       9.11%     $663,833       0.61%          5.53%         538%          0.81%
    (0.23)         3.99       3.72       371,118       0.63(c)(d)     5.73          529           0.83(d)
    (0.07)         4.07       0.07       399,915       0.63+          5.32+         189           0.86+
    (0.24)         4.14      11.70       425,200       0.60           5.88          328           0.80
    (0.25)         3.93      (2.23)      433,278       0.59           5.76          133           0.80
    (0.25)         4.28       9.03       443,426       0.55           5.40           92           0.79
    (0.28)         4.16       6.70+++    360,497       0.37           6.48           25           0.77
    (0.10)         4.17       6.81+++    158,435       0.08+          7.21+          11           0.82+
   $(0.21)        $4.12       8.74%     $    261       0.96%         5.18%%         538%          1.16%
    (0.16)         3.99       3.31        16,980       0.98(c)(d)+     5.38+        529           1.18(d)+
   $(0.22)        $4.12       8.89%     $ 49,478       0.81%          5.33%         538%          1.01%
    (0.22)         3.99       3.51        42,468       0.83(c)(d)     5.53          529           1.03(d)
    (0.07)         4.07       0.00###     57,381       0.83+          5.12+         189           1.06+
    (0.23)         4.14      11.48        64,848       0.80           5.68          328           1.00
    (0.24)         3.93      (2.41)       77,128       0.77           5.58          133           0.98
    (0.24)         4.28       8.85       173,449       0.70           5.25           92           0.94
    (0.27)         4.16       6.61       188,624       0.48           6.34           25           0.88
    (0.10)         4.17       6.81+++     53,874      0.08+           7.21+          11           0.82+
   $(0.20)        $4.12       8.35%     $  9,815       1.34%          4.80%         538%          1.54%
    (0.20)         3.99       3.10        10,788       1.23(c)(d)     5.13          529           1.43(d)
    (0.07)         4.07      (0.13)       13,789       1.23+          4.72+         189           1.46+
    (0.21)         4.14      11.02        14,893       1.20           5.28          328           1.40
    (0.22)         3.93      (2.81)       10,974       1.19           5.16          133           1.40
    (0.09)         4.28       2.65         8,847       1.15+          4.80+          92           1.39+
   $(0.20)        $4.12       8.45%     $  1,808       1.31%          4.83%         538%          1.51%
    (0.21)         3.99       3.21         8,334       1.13(c)(d)     5.23          529           1.33(d)
    (0.07)         4.07      (0.10)       11,820       1.13+          4.82+         189           1.36+
    (0.22)         4.14      11.15        13,206       1.10           5.38          328           1.30
    (0.22)         3.93      (2.80)       16,725       1.17           5.18          133           1.38
    (0.22)         4.28       8.20        31,440       1.30           4.65           92           1.54
    (0.10)         4.16       1.64+++     24,352       1.18+          4.80+          25           1.44+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                       NET INCREASE/                DISTRIBUTIONS   DISTRIBUTIONS
                             NET ASSET                 NET REALIZED     (DECREASE)     DIVIDENDS      IN EXCESS       IN EXCESS
                               VALUE        NET       AND UNREALIZED   IN NET ASSET     FROM NET       OF NET          OF NET
                             BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT    INVESTMENT       REALIZED
                             OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME        INCOME       CAPITAL GAINS
                             ----------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES:
Year ended 03/31/1998......   $ 9.39       $0.55          $ 0.51          $ 1.06         $(0.55)           --              --
Year ended 03/31/1997#.....     9.67        0.60           (0.30)           0.30          (0.58)           --              --
Period ended
  03/31/1996(a)#...........     9.86        0.52           (0.19)           0.33          (0.50)       $(0.02)             --
Year ended 05/31/1995#.....     9.80        0.64            0.06            0.70          (0.60)           --              --
Year ended 05/31/1994......    10.46        0.64           (0.61)           0.03          (0.58)        (0.02)         $(0.05)
Year ended 05/31/1993#.....    10.36        0.71            0.13            0.84          (0.70)           --           (0.04)
Year ended 05/31/1992......    10.05        0.74            0.37            1.11          (0.77)           --           (0.03)
Period ended 05/31/1991*...    10.00        0.10            0.02            0.12          (0.07)           --              --
PRIMARY B SHARES:
Year ended 03/31/1998......   $ 9.39       $0.51          $ 0.51          $ 1.02         $(0.51)           --              --
Period ended
  03/31/1997*#.............     9.51        0.40           (0.12)           0.28          (0.40)           --              --
INVESTOR A SHARES:
Year ended 03/31/1998......   $ 9.39       $0.52          $ 0.51          $ 1.03         $(0.52)           --              --
Year ended 03/31/1997#.....     9.67        0.58           (0.30)           0.28          (0.56)           --              --
Period ended
  03/31/1996(a)#...........     9.86        0.50           (0.19)           0.31          (0.48)       $(0.02)             --
Year ended 05/31/1995#.....     9.80        0.61            0.06            0.67          (0.57)           --              --
Year ended 05/31/1994......    10.46        0.62           (0.61)           0.01          (0.56)        (0.02)         $(0.05)
Year ended 05/31/1993#.....    10.36        0.66            0.16            0.82          (0.68)           --           (0.04)
Year ended 05/31/1992......    10.05        0.71            0.38            1.09          (0.75)           --           (0.03)
Period ended 05/31/1991*...    10.01        0.09            0.02            0.11          (0.07)           --              --
INVESTOR B SHARES:
Year ended 03/31/1998......   $ 9.39       $0.47          $ 0.51          $ 0.98         $(0.47)           --              --
Year ended 03/31/1997#.....     9.67        0.54           (0.30)           0.24          (0.52)           --              --
Period ended
  03/31/1996(a)#...........     9.86        0.47           (0.19)           0.28          (0.45)       $(0.02)             --
Year ended 05/31/1995#.....     9.80        0.58            0.06            0.64          (0.54)           --              --
Period ended 05/31/1994*...    10.49        0.54           (0.64)          (0.10)         (0.49)        (0.01)         $(0.05)
INVESTOR C SHARES:
Year ended 03/31/1998......   $ 9.39       $0.48          $ 0.51          $ 0.99         $(0.48)           --              --
Year ended 03/31/1997#.....     9.67        0.55           (0.30)           0.25          (0.53)           --              --
Period ended
  03/31/1996(a)#...........     9.86        0.47           (0.19)           0.28          (0.45)       $(0.02)             --
Year ended 05/31/1995#.....     9.80        0.57            0.06            0.63          (0.53)           --              --
Year ended 05/31/1994......    10.46        0.55           (0.61)          (0.06)         (0.50)        (0.01)         $(0.05)
Period ended
  05/31/1993*#.............    10.52        0.59            0.02            0.61          (0.63)           --           (0.04)

---------------

  *  Government Securities' Primary A, Primary B, Investor A,
     Investor B and Investor C Shares commenced operations on
     April 11, 1991, June 28, 1996, April 17, 1991, June 7, 1993
     and July 6, 1992, respectively.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++  Unaudited.
  # Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b)  Amount represents less than $0.01.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e)  Amount is less than $1,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                    WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                    ---------------
                                                                            RATIO OF        RATIO OF                   RATIO OF
                    TOTAL                                                   OPERATING    NET INVESTMENT                OPERATING
DISTRIBUTIONS     DIVIDENDS       NET ASSET                 NET ASSETS     EXPENSES TO     INCOME TO      PORTFOLIO   EXPENSES TO
    FROM             AND            VALUE        TOTAL     END OF PERIOD     AVERAGE        AVERAGE       TURNOVER      AVERAGE
   CAPITAL      DISTRIBUTIONS   END OF PERIOD   RETURN++    (IN 000'S)     NET ASSETS      NET ASSETS       RATE      NET ASSETS
------------------------------------------------------------------------------------------------------------------- ---------------
                   $(0.55)         $ 9.90       11.65%        $75,796         0.85%(c)(d)      5.63%         303%        0.99%(d)
       --
                    (0.58)           9.39         3.18         52,606         0.80            6.28           468         0.94
   $(0.00)(b)
                    (0.52)           9.67         3.41         55,962         0.80+           6.36+          199         0.95+
       --
                    (0.64)           9.86         7.55         39,909         0.76            6.69           413         0.94
    (0.04)
                    (0.69)           9.80         0.06         44,536         0.73            6.08            56         0.94
    (0.04)
                    (0.74)          10.46         8.37         40,472         0.85            6.67           103         1.00
       --
                    (0.80)          10.36        11.43+++      42,256         1.06            7.15           130         1.72
       --
                    (0.07)          10.05         1.19+++      10,047         1.10+           7.18+            5         1.69+++
       --
                   $(0.51)         $ 9.90       11.23%        $     0(e)      1.35%(c)(d)      5.13%         303%        1.49%(d)
       --
                    (0.40)           9.39         2.90            755         1.30+           5.78+          468         1.44+
   $(0.00)(b)
                   $(0.52)         $ 9.90       11.37%        $ 8,509         1.10%(c)(d)      5.38%         303%        1.24%(d)
       --
                    (0.56)           9.39         2.92          9,852         1.05            6.03           468         1.19
   $(0.00)(b)
                    (0.50)           9.67         3.20         11,662         1.05+           6.11+          199         1.20+
       --
                    (0.61)           9.86         7.29         10,928         1.01            6.44           413         1.19
    (0.04)
                    (0.67)           9.80        (0.11)        14,044         0.90            5.91            56         1.11
    (0.04)
                    (0.72)          10.46         8.18         15,354         1.00            6.52           103         1.15
       --
                    (0.78)          10.36        11.18+++       3,326         1.31            6.90           130         1.97
       --
                    (0.07)          10.05         1.07+++         661         1.35+           7.22+            5         1.94+++
       --
                   $(0.47)         $ 9.90       10.78%        $32,391         1.63%(c)(d)      4.85%         303%        1.77%(d)
       --
                    (0.52)           9.39         2.51         38,807         1.45            5.63           468         1.59
   $(0.00)(b)
                    (0.47)           9.67         2.85         50,958         1.45+           5.71+          199         1.60+
       --
                    (0.58)           9.86         6.86         56,155         1.41            6.04           413         1.59
    (0.04)
                    (0.59)           9.80        (1.09)        56,313         1.38+           5.43+           56         1.59+
    (0.04)
                   $(0.48)         $ 9.90       10.84%        $   735         1.58%(c)(d)      4.90%         303%        1.72%(d)
       --
                    (0.53)           9.39         2.67          1,835         1.30            5.78           468         1.44
   $(0.00)(b)
                    (0.47)           9.67         2.83          2,558         1.48+           5.68+          199         1.63+
       --
                    (0.57)           9.86         6.76          2,945         1.51            5.94           413         1.69
    (0.04)
                    (0.60)           9.80        (0.69)         5,265         1.48            5.33            56         1.69
    (0.04)
                    (0.67)          10.46         5.37          5,998         1.60+           5.92+          103         1.75+
       --



                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                NET                                    NET INCREASE/                DISTRIBUTIONS
                               ASSET                   NET REALIZED    (DECREASE) IN   DIVIDENDS      IN EXCESS     DISTRIBUTIONS
                               VALUE        NET       AND UNREALIZED     NET ASSET      FROM NET       OF NET         FROM NET
                             BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT    INVESTMENT       REALIZED
                             OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME        INCOME       CAPITAL GAINS
                             ----------------------------------------------------------------------------------------------------
STRATEGIC FIXED INCOME
PRIMARY A SHARES:
Year ended 03/31/1998......   $ 9.62       $0.58          $ 0.41          $ 0.99         $(0.58)           --              --
Year ended 03/31/1997#.....     9.93        0.58           (0.20)           0.38          (0.58)           --          $(0.11)
Period ended
  03/31/1996(a)............    10.22        0.19           (0.29)          (0.10)         (0.19)           --              --
Year ended 11/30/1995......     9.32        0.59            0.90            1.49          (0.59)           --              --
Year ended 11/30/1994......    10.55        0.53           (0.89)          (0.36)         (0.51)       $(0.02)          (0.34)
Year ended 11/30/1993......     9.94        0.56            0.62            1.18          (0.56)           --           (0.01)
Period ended 11/30/1992*...    10.00        0.05           (0.06)          (0.01)         (0.05)           --              --
PRIMARY B SHARES:
Year ended 03/31/1998......   $ 9.62       $0.55          $ 0.41          $ 0.96         $(0.55)           --              --
Period ended
  03/31/1997*#.............     9.81        0.41           (0.08)           0.33          (0.41)           --          $(0.11)
INVESTOR A SHARES:
Year ended 03/31/1998......   $ 9.62       $0.56          $ 0.41          $ 0.97         $(0.56)           --              --
Year ended 03/31/1997#.....     9.93        0.56           (0.20)           0.36          (0.56)           --          $(0.11)
Period ended
  03/31/1996(a)............    10.22        0.18           (0.29)          (0.11)         (0.18)           --              --
Year ended 11/30/1995......     9.32        0.57            0.90            1.47          (0.57)           --              --
Year ended 11/30/1994......    10.55        0.51           (0.89)          (0.38)         (0.49)       $(0.02)          (0.34)
Year ended 11/30/1993......     9.94        0.54            0.62            1.16          (0.54)           --           (0.01)
Period ended 11/30/1992*...     9.99        0.01           (0.06)          (0.05)            --            --              --
INVESTOR B SHARES:
Year ended 03/31/1998......   $ 9.62       $0.51          $ 0.41          $ 0.92         $(0.51)           --              --
Year ended 03/31/1997#.....     9.93        0.52           (0.20)           0.32          (0.52)           --          $(0.11)
Period ended
  03/31/1996(a)............    10.22        0.16           (0.29)          (0.13)         (0.16)           --              --
Year ended 11/30/1995......     9.32        0.53            0.90            1.43          (0.53)           --              --
Year ended 11/30/1994......    10.55        0.47           (0.89)          (0.42)         (0.45)       $(0.02)          (0.34)
Period ended 11/30/1993*...    10.39        0.21            0.17            0.38          (0.21)           --           (0.01)
INVESTOR C SHARES:
Year ended 03/31/1998......   $ 9.62       $0.52          $ 0.41          $ 0.93         $(0.52)           --              --
Year ended 03/31/1997#.....     9.93        0.53           (0.20)           0.33          (0.53)           --          $(0.11)
Period ended
  03/31/1996(a)............    10.22        0.17           (0.29)          (0.12)         (0.17)           --              --
Year ended 11/30/1995......     9.32        0.54            0.90            1.44          (0.54)           --              --
Year ended 11/30/1994......    10.55        0.47           (0.89)          (0.42)         (0.45)       $(0.02)          (0.34)
Year ended 11/30/1993......     9.94        0.48            0.62            1.10          (0.48)           --           (0.01)
Period ended 11/30/1992*...     9.97        0.02           (0.04)          (0.02)         (0.01)           --              --

---------------

  * Strategic Fixed Income's Primary A, Primary B, Investor A, Investor B and Investor C Shares commenced operations on October 30, 1992, June 28, 1996, November 19, 1992, June 7, 1993 and November 16, 1992, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share net investment income has been calculated using the monthly average share method.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01.
 (c) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (e) Amount is less than $1,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                              WITHOUT WAIVERS
                                                                                                              AND/OR EXPENSE
                                                                                                              REIMBURSEMENTS
                                                                                                              ---------------
                                                                      RATIO OF     RATIO OF NET                  RATIO OF
                    TOTAL       NET ASSET               NET ASSETS    OPERATING     INVESTMENT                   OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                   END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
    FROM             AND         END OF       TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
   CAPITAL      DISTRIBUTIONS    PERIOD     RETURN++    (IN 000'S)   NET ASSETS     NET ASSETS      RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
       --          $(0.58)       $10.03       10.53%    $1,681,990      0.72%(c)(d)     5.86%        244%          0.83%(d)
   $(0.00)(b)       (0.69)         9.62        3.90        947,277      0.71(c)        5.98          368           0.81(d)
       --           (0.19)         9.93       (1.04)       823,890     0.72+           5.49+         133           0.83+
       --           (0.59)        10.22       16.45        823,098      0.71           6.05          228           0.81
       --           (0.87)         9.32       (3.58)       550,697      0.68           5.43          307           0.76
       --           (0.57)        10.55       12.05        545,538      0.61           5.40          161           0.77
       --           (0.05)         9.94       (0.11)+++    581,329     0.26+           6.15+          12           0.86+
       --          $(0.55)       $10.03       10.12%    $        0(e)    1.22%(c)(d)     5.36%       244%          1.33%(d)
   $(0.00)(b)       (0.52)         9.62        3.35         29,235      1.21(c)+       5.48+         368           1.31(d)+
       --          $(0.56)       $10.03       10.30%    $   26,054      0.92%(c)(d)     5.66%        244%          1.03%(d)
   $(0.00)(b)       (0.67)         9.62        3.70          6,345      0.91(c)        5.78          368           1.01(d)
       --           (0.18)         9.93       (1.11)         6,440     0.92+           5.29+         133           1.03+
       --           (0.57)        10.22       16.22          6,662      0.91           5.85          228           1.01
       --           (0.85)         9.32       (3.76)           967      0.86           5.25          307           0.94
       --           (0.55)        10.55       11.88          1,138      0.76           5.25          161           0.92
       --              --          9.94       (0.49)+++        113     0.40+           6.00+          12           1.00+
       --          $(0.51)       $10.03        9.73%    $    2,662      1.47%(c)(d)     5.11%        244%          1.58%(d)
   $(0.00)(b)       (0.63)         9.62        3.23          2,109      1.36(c)        5.33          368           1.46(d)
       --           (0.16)         9.93       (1.26)         2,496     1.37+           4.84+         133           1.48+
       --           (0.53)        10.22       15.70          2,578      1.36           5.40          228           1.46
       --           (0.81)         9.32       (4.21)         2,145      1.33           4.78          307           1.41
       --           (0.22)        10.55        3.64          1,620     1.26+           4.75+         161           1.42+
       --          $(0.52)       $10.03        9.87%    $      943      1.42%(c)(d)     5.16%        244%          1.53%(d)
   $(0.00)(b)       (0.64)         9.62        3.38          1,068      1.21(c)        5.48          368           1.31(d)
       --           (0.17)         9.93       (1.22)           299     1.22+           4.99+         133           1.33+
       --           (0.54)        10.22       15.87            227      1.21           5.55          228           1.31
       --           (0.81)         9.32       (4.14)            41      1.43           4.68          307           1.51
       --           (0.49)        10.55       11.20             65      1.36           4.65          161           1.52
       --           (0.01)         9.94       (0.22)+++         84     1.03+           5.40+          12           1.63+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                         NET ASSET                 NET REALIZED     NET INCREASE     DIVIDENDS    DISTRIBUTIONS
                                           VALUE        NET       AND UNREALIZED    IN NET ASSET      FROM NET       FROM NET
                                         BEGINNING   INVESTMENT   GAIN/(LOSS) ON     VALUE FROM      INVESTMENT      REALIZED
                                         OF PERIOD     INCOME      INVESTMENTS       OPERATIONS        INCOME     CAPITAL GAINS
                                          -------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND
PRIMARY A SHARES*:
Period ended 03/31/1998................   $10.19       $0.48          $ 0.31            $0.79          $(0.48)        $(0.13)
Period ended 05/16/1997................    10.53        0.41            0.17             0.58           (0.41)         (0.51)
Year ended 08/31/1996..................    11.20        0.61           (0.22)            0.39           (0.61)         (0.45)
Period ended 08/31/1995(b).............    10.00        0.56            1.20             1.76           (0.56)
INVESTOR A SHARES*:
Period ended 03/31/1998................   $10.20       $0.46          $ 0.30            $0.76          $(0.46)        $(0.13)
Period ended 05/16/1997................    10.54        0.39            0.17             0.56           (0.39)         (0.51)
Year ended 08/31/1996..................    11.19        0.59           (0.20)            0.39           (0.59)         (0.45)
Period ended 08/31/1995(b).............    10.48        0.37            0.71             1.08           (0.37)            --
INVESTOR B SHARES*:
Period ended 03/31/1998................   $10.19       $0.41          $ 0.31            $0.72          $(0.41)        $(0.13)
Period ended 05/16/1997................    10.52        0.34            0.18             0.52           (0.34)         (0.51)
Year ended 08/31/1996..................    11.19        0.51           (0.22)            0.29           (0.51)         (0.45)
Period ended 08/31/1995(b).............    10.05        0.46            1.14             1.60           (0.46)            --
INVESTOR C SHARES**:
Period ended 03/31/1998................   $10.41       $0.25          $ 0.09            $0.34          $(0.25)        $(0.13)

---------------

  * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Pilot Shares, Class A Shares and Class B Shares, which were reorganized into the Primary A Shares, Investor A Shares and Investor B Shares, respectively, as of May 23, 1997.
 ** Investor C Shares commenced operations on September 19, 1997.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
(b) Primary A Shares, Investor A Shares and Investor B Shares commenced operations on November 7, 1994, February 7, 1995 and November 10, 1994, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF     RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++   (IN 000'S)   NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------
   $(0.61)       $10.37       7.84%     $263,428       0.60%(a)+      5.26%+        188%          0.86%(a)+
    (0.92)        10.19       5.62       148,082      0.62+           5.60+          58          0.77+
    (1.06)        10.53       3.46       145,066       0.65           5.61           87           0.82
    (0.56)        11.20      18.03       137,261      0.62+           6.45+         132          0.87+
   $(0.59)       $10.37       7.51%     $  1,927       0.85%(a)+      5.01%+        188%          1.11%(a)+
    (0.90)        10.20       5.44           734      0.87+           5.35+          58          1.07+
    (1.04)        10.54       3.44           632       0.85           5.44           87           1.07
    (0.37)        11.19      10.41            87      0.82+           5.76+         132          1.12+
   $(0.54)       $10.37       7.14%     $  1,004       1.40%(a)+      4.46%+        188%          1.66%(a)+
    (0.85)        10.19       4.99         1,529      1.62+           4.60+          58          1.77+
    (0.96)        10.52       2.43         1,237       1.65           4.60           87           1.82
    (0.46)        11.19      16.19           146      1.62+           5.19+         132          1.87+
   $(0.38)       $10.37       3.50%     $  1,332       1.45%(a)+      4.41%+        188%          1.71%(a)+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                               NET INCREASE/
                                     NET ASSET                 NET REALIZED     (DECREASE)     DIVIDENDS      DISTRIBUTIONS
                                       VALUE        NET       AND UNREALIZED   IN NET ASSET     FROM NET        FROM NET
                                     BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT       REALIZED
                                     OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME       CAPITAL GAINS
                                     --------------------------------------------------------------------------------------
DIVERSIFIED INCOME
PRIMARY A SHARES:
Year ended 03/31/1998.............    $10.11       $0.65          $ 0.44          $ 1.09         $(0.65)             --
Year ended 03/31/1997#............     10.42        0.69           (0.18)           0.51          (0.69)         $(0.13)
Period ended 03/31/1996(b)........     10.82        0.23           (0.40)          (0.17)         (0.23)             --
Year ended 11/30/1995.............      9.67        0.73            1.15            1.88          (0.73)             --
Year ended 11/30/1994#............     10.88        0.74           (1.06)          (0.32)         (0.74)(a)       (0.15)
Year ended 11/30/1993#............      9.97        0.78            0.91            1.69          (0.78)             --
Period ended 11/30/1992*..........     10.00        0.06           (0.03)           0.03          (0.06)             --
PRIMARY B SHARES:
Year ended 03/31/1998.............    $10.11       $0.58          $ 0.44          $ 1.02         $(0.58)             --
Period ended 03/31/1997*#.........     10.28        0.47           (0.04)           0.43          (0.47)         $(0.13)
INVESTOR A SHARES:
Year ended 03/31/1998.............    $10.11       $0.63          $ 0.44          $ 1.07         $(0.63)             --
Year ended 03/31/1997#............     10.42        0.66           (0.18)           0.48          (0.66)         $(0.13)
Period ended 03/31/1996(b)........     10.82        0.22           (0.40)          (0.18)         (0.22)             --
Year ended 11/30/1995.............      9.67        0.71            1.15            1.86          (0.71)             --
Year ended 11/30/1994#............     10.88        0.72           (1.06)          (0.34)         (0.72)(a)       (0.15)
Year ended 11/30/1993#............      9.96        0.76            0.92            1.68          (0.76)             --
Period ended 11/30/1992*..........     10.02        0.01           (0.06)          (0.05)         (0.01)             --
INVESTOR B SHARES:
Year ended 03/31/1998.............    $10.11       $0.57          $ 0.44          $ 1.01         $(0.57)             --
Year ended 03/31/1997#............     10.42        0.61           (0.18)           0.43          (0.61)         $(0.13)
Period ended 03/31/1996(b)........     10.82        0.21           (0.40)          (0.19)         (0.21)             --
Year ended 11/30/1995.............      9.67        0.66            1.15            1.81          (0.66)             --
Year ended 11/30/1994#............     10.88        0.67           (1.06)          (0.39)         (0.67)(a)       (0.15)
Period ended 11/30/1993*#.........     10.59        0.30            0.29            0.59          (0.30)             --
INVESTOR C SHARES:
Year ended 03/31/1998.............    $10.11       $0.58          $ 0.44          $ 1.02         $(0.58)             --
Year ended 03/31/1997#............     10.42        0.63           (0.18)           0.45          (0.63)         $(0.13)
Period ended 03/31/1996(b)........     10.82        0.21           (0.40)          (0.19)         (0.21)             --
Year ended 11/30/1995.............      9.67        0.66            1.15            1.81          (0.66)             --
Year ended 11/30/1994#............     10.88        0.67           (1.06)          (0.39)         (0.67)(a)       (0.15)
Year ended 11/30/1993#............      9.96        0.70            0.92            1.62          (0.70)             --
Period ended 11/30/1992*..........      9.93        0.03            0.02            0.05          (0.02)             --

---------------

  *  Diversified Income's Primary A, Primary B, Investor A,
     Investor B and Investor C Shares commenced operations on
     October 30, 1992, June 28, 1996, November 25, 1992, June 7,
     1993 and November 9, 1992, respectively.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++  Unaudited.
  # Per share net investment income has been calculated using the monthly average share method.
(a) Includes distribution in excess of less than $0.01 per share.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
(d)  Amount is less than $1,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF     RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO      INCOME      PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD       AVERAGE      TO AVERAGE    TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++   (IN 000'S)   NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------
   $(0.65)       $10.55      11.07%     $263,840       0.73%(c)       6.27%         203%          0.83%(c)
    (0.82)        10.11       4.97       152,070    0.75(c)           6.73          278           0.85(c)
    (0.23)        10.42      (1.59)       65,081       0.77+          6.49+          69           0.87+
    (0.73)        10.82      20.11        64,800       0.80           7.03           96           0.93
    (0.89)         9.67      (3.05)       22,298       0.74           7.31          144           0.95
    (0.78)        10.88      17.40        28,553       0.55           7.02           86           0.95
    (0.06)         9.97       0.32+++     23,962       0.25+          7.76+          46           0.85+
   $(0.58)       $10.55      10.29%     $      0(d)    1.23%(c)       5.77%         203%          1.33%(c)
    (0.60)        10.11       4.22            41    1.25(c)+           6.23+        278           1.35(c)+
   $(0.63)       $10.55      10.80%     $ 11,946       0.98%(c)       6.02%         203%          1.08%(c)
    (0.79)        10.11       4.71        11,662    1.00(c)           6.48          278           1.10(c)
    (0.22)        10.42      (1.67)       13,332       1.02+          6.24+          69           1.12+
    (0.71)        10.82      19.82        13,150       1.05           6.78           96           1.18
    (0.87)         9.67      (3.26)       10,819       0.96           7.09          144           1.17
    (0.76)        10.88      17.32        13,291       0.70           6.87           86           1.10
    (0.01)         9.96      (0.49)+++        18       0.40+          7.61+          46           1.00+
   $(0.57)       $10.55      10.18%     $ 65,248       1.55%(c)       5.45%         203%          1.65%(c)
    (0.74)        10.11       4.18        70,631    1.50(c)           5.98          278           1.60(c)
    (0.21)        10.42      (1.83)       84,692       1.52+          5.74+          69           1.62+
    (0.66)        10.82      19.22        90,887       1.55           6.28           96           1.68
    (0.82)         9.67      (3.77)       55,058       1.49           6.56          144           1.70
    (0.30)        10.88       5.58        24,630       1.30+          6.27+          86           1.70+
   $(0.58)       $10.55      10.27%     $  2,090       1.46%(c)       5.54%         203%          1.56%(c)
    (0.76)        10.11       4.44         3,343    1.25(c)           6.23          278           1.35(c)
    (0.21)        10.42      (1.77)        3,454       1.33+          5.93+          69           1.43+
    (0.66)        10.82      19.22         3,582       1.55           6.28           96           1.68
    (0.82)         9.67      (3.77)        2,636       1.49           6.56          144           1.70
    (0.70)        10.88      16.65         3,633       1.30           6.27           86           1.70
    (0.02)         9.96       0.54+++        149       1.00+          7.01+          46           1.60+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                        NET ASSET                 NET REALIZED     NET INCREASE     DIVIDENDS
                                                          VALUE        NET       AND UNREALIZED       IN NET         FROM NET
                                                        BEGINNING   INVESTMENT   GAIN/(LOSS) ON     ASSET VALUE     INVESTMENT
                                                        OF PERIOD     INCOME      INVESTMENTS     FROM OPERATIONS     INCOME
                                                        ----------------------------------------------------------------------
GLOBAL GOVERNMENT INCOME
PRIMARY A SHARES
Year ended 03/31/1998#................................   $ 9.79       $0.39          $(0.06)          $ 0.33          $(0.31)
Year ended 03/31/1997#................................    10.07        0.47           (0.03)            0.44           (0.46)
Period ended 03/31/1996**.............................    10.00        0.39            0.11             0.50           (0.37)
PRIMARY B SHARES
Year ended 03/31/1998#................................   $ 9.79       $0.39          $(0.06)          $ 0.33          $(0.31)
Period ended 03/31/1997**#............................    10.13        0.43           (0.22)            0.21           (0.32)
INVESTOR A SHARES
Year ended 03/31/1998#................................   $ 9.79       $0.36          $(0.06)          $ 0.30          $(0.28)
Year ended 03/31/1997#................................    10.07        0.44           (0.02)            0.42           (0.45)
Period ended 03/31/1996**.............................    10.00        0.37            0.11             0.48           (0.35)
INVESTOR B SHARES
Year ended 03/31/1998#................................   $ 9.79       $0.30          $(0.06)          $ 0.24          $(0.22)
Year ended 03/31/1997#................................    10.07        0.36           (0.02)            0.34           (0.38)
Period ended 03/31/1996**.............................    10.00        0.32            0.11             0.43           (0.30)
INVESTOR C SHARES
Year ended 03/31/1998#................................   $ 9.79       $0.32          $(0.06)          $ 0.26          $(0.24)
Year ended 03/31/1997#................................    10.07        0.42           (0.03)            0.39           (0.42)
Period ended 03/31/1996**.............................    10.00        0.33            0.11             0.44           (0.31)

---------------

 ** Global Government Income's Primary A, Investor A, Investor B and Investor C
    Shares commenced operations on June 30, 1995. Global Government Income Primary B Shares commenced operations on June 28, 1996.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share net investment income has been calculated using the monthly average shares method.
 (a) The effect of interest expense on the operating expense ratio was 0.01%.
(b) Amount is less than $1,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      RATIO OF     RATIO OF NET
DISTRIBUTIONS   DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS    OPERATING     INVESTMENT
  FROM NET      IN EXCESS OF      DIVIDENDS       VALUE                   END OF     EXPENSES TO    INCOME TO     PORTFOLIO
  REALIZED      NET REALIZED         AND         END OF       TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER
CAPITAL GAINS   CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++    (IN 000'S)   NET ASSETS     NET ASSETS      RATE
---------------------------------------------------------------------------------------------------------------------------
   $(0.03)         $(0.08)         $(0.42)       $ 9.70        3.38%     $14,200        1.31%(a)       3.97%         120%
    (0.16)          (0.10)          (0.72)         9.79        4.25       28,130        1.26           4.60          100
    (0.04)          (0.02)          (0.43)        10.07        5.03       24,753       1.32+           5.17+         213
   $(0.03)         $(0.08)         $(0.42)       $ 9.70        3.20%     $     0(b)     1.81%(a)       3.47%         120%
    (0.16)          (0.07)          (0.55)         9.79        1.93            5       1.76+           4.10+         100
   $(0.03)         $(0.08)         $(0.39)       $ 9.70        3.12%     $14,425        1.56%(a)       3.72%         120%
    (0.16)          (0.09)          (0.70)         9.79        3.99       15,104        1.51           4.35          100
    (0.04)          (0.02)          (0.41)        10.07        4.84       14,898       1.57+           4.92+         213
   $(0.03)         $(0.08)         $(0.33)       $ 9.70        2.45%     $   163        2.21%(a)       3.07%         120%
    (0.16)          (0.08)          (0.62)         9.79        3.22          193        2.26           3.60          100
    (0.04)          (0.02)          (0.36)        10.07        4.27          193       2.32+           4.17+         213
   $(0.03)         $(0.08)         $(0.35)       $ 9.70        2.63%     $    10        2.03%(a)       3.24%         120%
    (0.16)          (0.09)          (0.67)         9.79        3.73            9        1.76           4.10          100
    (0.04)          (0.02)          (0.37)        10.07        4.40            9       2.16+           4.33+         213

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust"), Nations Fund, Inc. (the "Company") and Nations Fund Portfolios, Inc. ("Nations Portfolios") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 1998, the Trust offered thirty-seven separate portfolios, the Company offered eight separate portfolios and Nations Portfolios offered three separate portfolios (each a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains only to the United States and global government and corporate bond portfolios of the Trust, the Company and Nations Portfolios. The financial statements for the other portfolios of the Trust, the Company and Nations Portfolios are presented under separate cover. The Funds currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: The Funds' portfolio securities are valued using broker quotations or prices provided by a pricing service approved by the Board of Trustees/Directors. Certain securities are valued using broker quotations that are based on a matrix pricing system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. The valuation of international securities which trade on foreign exchanges are provided by an independent pricing service approved by the Board of Trustees/Directors of each Fund. Certain securities may be valued by one or more principal market makers. Securities for which market quotations are not readily available are valued by the investment adviser under the supervision of the Board of Trustees/Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

Dollar Roll Transactions: Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. Dollar roll transactions consist of the sale by the Fund of mortgage-backed or other asset-backed securities, with a commitment to purchase similar, but not identical, securities at a future date, at the same price. The Funds are paid a fee as consideration for entering into a commitment to purchase the securities. This fee accrues as income over the duration of the dollar roll contract. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund in addition to the proceeds of a dollar roll sale may not exceed transaction costs.

Foreign Currency Translation: The books and records of the Global Government Income Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Transactions: Generally, the Global Government Income Fund may enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and
(ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Fund from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency, however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated repayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The fair market value of these securities is unusually volatile in response to changes in interest rates.

Dividends and Distributions to Shareholders: It is the policy of each Fund to declare dividends from net investment income daily and to pay such dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains), annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for foreign currency, amortization of organization costs and the Fund's use of the tax accounting practice known as equalization.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Reclassifications for the year ended March 31, 1998 were as follows:

                                                    INCREASE/
                                                   (DECREASE)      INCREASE/
                                     INCREASE/    UNDISTRIBUTED    (DECREASE)
                                    (DECREASE)         NET        ACCUMULATED
                                      PAID-IN      INVESTMENT     NET REALIZED
                                      CAPITAL        INCOME       GAIN/(LOSS)
                                    ------------------------------------------
Short-Intermediate Government.....   1,448,942              --      (1,448,942)
Government Securities.............   2,565,227              --      (2,565,227)
Strategic Fixed Income............  11,997,718              --     (11,997,718)
U.S. Government Bond..............    (804,538)          6,418         798,120
Diversified Income................     242,075              --        (242,075)
Global Government Income..........     (34,085)     (1,116,237)      1,150,322

Federal Income Tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is applicable. The Global Government Income Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Global Government Income Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Expenses: General expenses of the Trust, the Company or Nations Portfolios are allocated to the relevant Funds based upon their relative net assets. Operating expenses directly attributable to a Fund or class of shares are charged to such Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative net assets of each class of shares. The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight-line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust, the Company and Nations Portfolios has, on behalf of the Funds, entered into an investment advisory agreement (the "Investment Advisory Agreements") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), pursuant to which NBAI provides investment advisory services to the Funds. Under the terms of these Investment Advisory Agreements, NBAI is entitled to receive an advisory fee, calculated daily and payable monthly based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                          ANNUAL
                                                           RATE
                                                          ------
Short-Term Income, Short-Intermediate Government,
 Strategic Fixed Income, U.S. Government Bond,
 Diversified Income.....................................  0.60%
Global Government Income................................  0.70%

                               FEES ON          FEES ON          FEES ON
                              NET ASSETS       NET ASSETS       NET ASSETS
                                UP TO         BETWEEN $100      EXCEEDING
                             $100 MILLION   AND $250 MILLION   $250 MILLION
                             ----------------------------------------------
Government Securities......     0.65%            0.55%            0.50%

Each of the Trust and the Company has, on behalf of its Funds, except for U.S. Government Bond Fund and Global Government Income Fund, entered into a sub-advisory agreement with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a sub-advisory fee from NBAI at the annual rate of 0.15% of each Fund's average daily net assets.

Boatmen's Capital Management, Inc. ("Boatmen's"), a wholly-owned subsidiary of NationsBank, serves as investment sub-adviser to the U.S. Government Bond Fund. For services provided pursuant to a sub-advisory agreement, NBAI pays Boatmen's a sub-advisory fee at the annual rate of 0.15% of the average daily net assets of the U.S. Government Bond Fund.

Nations Portfolios has, on behalf of the Global Government Income Fund, entered into a sub-advisory agreement with NBAI and Gartmore Global Partners ("Gartmore"). Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly-owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), which is a United Kingdom ("U.K.") holding company for a leading U.K. based international fund management group of companies. National Westminster Bank plc and its affiliated entities own 100% of the equity of Gartmore plc. For services provided pursuant to the sub-advisory agreement, NBAI pays Gartmore a sub-advisory fee at the

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

annual rate of 0.54% of the average daily net assets of the Global Government Income Fund.

Stephens Inc. ("Stephens") serves as the administrator of the Trust, the Company and Nations Portfolios. First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the co-administrator of the Trust, the Company and Nations Portfolios. Stephens and First Data are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average daily net assets. Effective November 18, 1997, NBAI became the sub-administrator of the Trust, the Company and Nations Portfolios pursuant to a sub-administration with Stephens. Prior to that date, NationsBank served as sub-administrator. For the year ended March 31, 1998, Stephens earned $1,747,798 from the Funds for its administration services, of which $116,444 and $197,575 was paid to NBAI and NationsBank, respectively, for their services as sub-administrator.

The investment adviser, sub-adviser and administrator may, from time to time, voluntarily reduce their fees payable by each Fund. For the period ended March 31, 1998, fee waivers were as follows:

                                                      FEES WAIVED
                                                      BY ADVISER
                                                      -----------
Short-Term Income...................................  $1,006,049
Short-Intermediate Government.......................   1,354,334
Government Securities...............................     160,648
Strategic Fixed Income..............................   1,760,101
U.S. Government Bond................................     385,271
Diversified Income..................................     288,002

NationsBank of Texas, N.A. ("NationsBank of Texas") served as custodian of the Trust's and the Company's assets and, for the year ended March 31, 1998, earned $33,277 for providing such services. The Bank of New York ("BONY") serves as custodian for Nations Portfolio's assets and sub-custodian for the other Funds. For the year ended March 31, 1998, expenses of the Funds were reduced by $31,158 under expense offset arrangements with BONY. Custodian fees reported in the Statements of Operations exclude these credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

First Data serves as the transfer agent for the Funds' shares. NationsBank of Texas served as the sub-transfer agent for the Primary Shares of the Funds and, for the year ended March 31, 1998, earned approximately $36,342 for providing such services.

Stephens serves as distributor of the Funds' shares. For the year ended March 31, 1998, the Funds were informed that the distributor received $375,118 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees are paid to affiliates of NationsBank and NBAI.

The Trust, the Company and Nations Portfolios pay each unaffiliated Trustee or Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust, the Company and Nations Portfolios also reimburse expenses incurred by each unaffiliated Trustee or Director in attending such meetings.

The Trust's, the Company's and Nations Portfolio's eligible Trustees or Directors may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Trustees'/Directors' fees and expenses" in the Statements of Operations.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Institutional Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 1998, the U.S. and global government and corporate bond portfolios earned $1,924,610 in the aggregate from such investments.

A significant portion of each Fund's Primary A Shares represent investments by fiduciary accounts over which NationsBank N.A. has either sole or joint investment discretion.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. SHAREHOLDER SERVICING AND
    DISTRIBUTION PLANS

The Trust, the Company and Nations Portfolios each have adopted a shareholder administration plan for Primary B Shares of each Fund and shareholder servicing plans and distribution plans for the Investor A, Investor B and Investor C Shares of each Fund. The administration plan permits the Funds to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets set from time to time by the Board of Trustees/Directors, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans are paid to affiliates of NationsBank and NBAI.

At March 31, 1998, the rates and plan limits in effect, as a percentage of average daily assets, were as follows:

                                                            PLAN
                                            CURRENT RATE    LIMIT
                                            ---------------------
Primary B Administration Plan:
 Short-Term Income and Short-Intermediate
   Government.............................       0.35%      0.60%
 Other Income Funds(5)....................       0.50       0.60
Investor A Shareholder Servicing and
 Distribution Plan:
 Short-Term Income, Short-Intermediate
   Government and Strategic Fixed
   Income.................................       0.20       0.25
 Other Income Funds(4)....................       0.25       0.25
Investor B Distribution Plan:
 Short-Term Income........................       0.10       0.75
 Short-Intermediate Government and
   Strategic Fixed Income(a)..............       0.55       0.75
 Other Income Funds(4)(b).................       0.60       0.75
Investor B and C Shareholder Servicing
 Plans....................................       0.25       0.25
Investor C Distribution Plan:
 Short-Term Income........................       0.10       0.75
 Short-Intermediate Government and
   Strategic Fixed Income(c)..............       0.55       0.75
 Other Income Funds(4)(c).................       0.60       0.75

---------------
(a) Reflects a rate change effective August 1, 1997 from 0.35% for Short-Intermediate Government and from 0.40% for Strategic Fixed Income.

(b) Reflects a rate change effective August 1, 1997 from 0.40% for Government Securities and U.S. Government Bond, from 0.50% for Diversified Income and 0.75% for Global Government Income.

(c) Reflects a rate change effective August 1, 1997 from 0.25%.

In addition, a shareholder servicing plan has been adopted for the Investor A Shares of the Short-Term Income Fund. For the year ended March 31, 1998, no fees were incurred by the Fund pursuant to the plan.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, for the year ended March 31, 1998 were as follows:

                                    PURCHASES           SALES
                                  --------------------------------
Short-Term Income...............  $  146,891,739    $  207,910,414
Short-Intermediate Government...              --         1,139,122
Strategic Fixed Income..........   1,577,262,838     1,187,967,310
Diversified Income..............     100,282,049        39,684,589
Global Government Income........      35,450,922        47,129,827

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 1998 were as follows:

                                    PURCHASES           SALES
                                  --------------------------------
Short-Term Income...............  $   73,650,976    $  136,274,908
Short-Intermediate Government...   3,403,878,712     3,656,528,354
Government Securities...........     349,835,741       355,527,448
Strategic Fixed Income..........   4,054,778,366     5,311,433,844
U.S. Government Bond............     427,104,732       314,739,407
Diversified Income..............     549,959,277       530,500,316
Global Government Income........      11,823,576        12,029,647

5.  SHARES OF BENEFICIAL
    INTEREST/CAPITAL STOCK

At March 31, 1998, an unlimited number of shares without par value were authorized for the Trust, 420,000,000,000 shares of $.001 par value capital stock were authorized for the Company and 150,000,000,000 shares of $.001 par value capital stock were authorized for Nations Portfolios. The Trust's Declaration of Trust and the Company's and Nations Portfolios' Articles of Incorporation authorize the Boards of Trustees/Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  FOREIGN SECURITIES

Global Government Income Fund may invest in foreign securities. Investing in securities of foreign com-

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

panies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include re-valuation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

7.  LINE OF CREDIT

The Trust, the Company and Nations Portfolios participate in an uncommitted line of credit provided by BONY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 1998, there were no loans outstanding under this Agreement. For the year ended March 31, 1998, borrowings by the Funds under the Agreement were as follows:

                              AVERAGE                    AVERAGE
                              AMOUNT        AVERAGE       DEBT
           FUND             OUTSTANDING     SHARES      PER SHARE
-----------------------------------------------------------------
Short-Term Income.........    $ 3,562      34,141,273     $0.00(a)
Government Securities.....     42,466      12,489,605      0.00(a)
Strategic Fixed Income....     30,685     153,025,013      0.00(a)
Global Government
 Income...................     68,493       4,177,902      0.02

---------------
(a)  Amount represents less than $0.01 per share.

The average amount outstanding was calculated based on daily balances in the period.

8.  LENDING OF PORTFOLIO SECURITIES

Under an agreement with BONY, the Funds have the ability to lend their securities to approved brokers, dealers and other financial institutions. Loans of portfolio securities are collateralized by cash, in an amount at least equal to the market value of the securities on loan. The cash collateral received is invested in Nations Cash Reserves, a portfolio of Nations Institutional Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BONY to borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

At March 31, 1998, the following Funds had securities on loan:

                                   MARKET VALUE OF    MARKET VALUE
              FUND                LOANED SECURITIES   OF COLLATERAL
-------------------------------------------------------------------
Short-Term Income...............     $ 1,937,671       $ 2,008,332
Short-Intermediate Government...      97,493,560        99,431,070
Strategic Fixed Income..........      26,583,228        27,097,550
U.S. Government Bond............      50,699,942        51,621,137
Diversified Income..............       4,652,376         4,782,009

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.  CAPITAL LOSS CARRYFORWARD

At March 31, 1998, the following Funds had available for Federal income tax purposes the following unused capital losses expiring March 31:

                    FUND                           2002           2003          2004          2005
------------------------------------------------------------------------------------------------------
Short-Term Income...........................    $ 5,541,530    $  650,652        --        $    12,596
Short-Intermediate Government...............      5,968,261        --            --          6,939,350
Government Securities.......................             --     5,435,289        --          2,302,378

Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 1998, the following Funds elected to defer losses occurring between November 1, 1997 and March 31, 1998 under these rules:

                                             POST-OCTOBER CAPITAL
                                             --------------------
                                                  LONG TERM
                   FUND                         LOSS DEFERRAL
-----------------------------------------------------------------
Short-Intermediate Government..............        $329,952
Government Securities......................         211,492

                                                    POST-OCTOBER
                                                    CURRENCY LOSS
                     FUND                             DEFERRAL
---------------------------------------------------------------------
Global Government Income......................        $786,341

10.  REORGANIZATIONS

ACQUISITION OF PILOT FUNDS

On May 23, 1997, the U.S. Government Bond Fund, a newly established portfolio, acquired the assets and certain liabilities of the Pilot U.S. Government Securities Fund pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of the U.S. Government Bond Fund in an amount equal to the outstanding shares of the Pilot U.S. Government Securities Fund. The financial statements of the U.S. Government Bond Fund reflect the historical financial results of the Pilot U.S. Government Securities Fund prior to the reorganization. Additionally, the fiscal year-end of the Pilot U.S. Government Securities Fund was changed to coincide with that of the Company.

On May 16, 1997 and May 23, 1997, certain Nations Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of the Pilot Funds, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation/depreciation as of the reorganization date were as follows:

                                                                                       TOTAL NET
                                                                       TOTAL NET       ASSETS OF
                                                       TOTAL NET       ASSETS OF     ACQUIRING FUND          ACQUIRED FUND
    ACQUIRING                  ACQUIRED                ASSETS OF       ACQUIRING         AFTER                UNREALIZED
       FUND                      FUND                ACQUIRED FUND       FUND         ACQUISITION     APPRECIATION/(DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate  Pilot Intermediate U.S.          $232,196,393    $448,240,118    $  680,436,511           $(2,072,892)
Government          Government Securities Fund
Strategic Fixed     Pilot Diversified Bond Fund        97,180,071     976,332,670     1,073,512,741               378,365
Income

CONVERSION OF COMMON TRUST FUNDS

On August 22, 1997 and November 12, 1997, certain Nations Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds managed by NationsBank, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity.
Net assets and unrealized appreciation/(depreciation) as of the conversion date were as follows:

                                                                                            TOTAL NET
                                                                                            ASSETS OF
                                                           TOTAL NET       TOTAL NET      ACQUIRING FUND
    ACQUIRING                    ACQUIRED                  ASSETS OF       ASSETS OF          AFTER
       FUND                        FUND                  ACQUIRED FUND   ACQUIRING FUND     CONVERSION
--------------------------------------------------------------------------------------------------------
Short-Term Income   Common Trust Short-Term Income Fund  $275,916,054    $  201,134,137   $  477,050,191
Government          Common Trust Mortgage Backed           45,209,085       100,213,066      145,422,151
Securities          Securities Fund
Strategic Fixed     Common Trust Strategic Fixed Income   987,102,187     1,095,669,960    2,082,772,147
Income              Fund
Strategic Fixed     Common Trust Fixed Income Fund for     24,459,089     2,082,772,147    2,107,231,236
Income              Personal Trusts
Short-Intermediate  Common Trust Short/Intermediate       275,769,517       609,542,239      885,311,756
Government          U.S. Government Fund


                             ACQUIRED
                               FUND
    ACQUIRING               UNREALIZED
       FUND         APPRECIATION/(DEPRECIATION)
------------------  ---------------------------
Short-Term Income           $  168,997
Government                     (31,371)
Securities
Strategic Fixed              4,084,790
Income
Strategic Fixed                145,289
Income
Short-Intermediate           1,292,644
Government

ACQUISITION OF PEACHTREE FUND

On September 27, 1996, Nations Strategic Fixed Income Fund, (the "Acquiring Fund"), acquired the assets and certain liabilities of Peachtree Bond Fund, (the "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                  TOTAL NET
                                    TOTAL NET     TOTAL NET       ASSETS OF        ACQUIRED
                                    ASSETS OF     ASSETS OF       ACQUIRING          FUND
                                    ACQUIRED      ACQUIRING       FUND AFTER      UNREALIZED
 ACQUIRING FUND    ACQUIRED FUND      FUND           FUND        ACQUISITION     APPRECIATION
---------------------------------------------------------------------------------------------
Strategic          Peachtree Bond
Fixed Income       Fund            $67,043,140   $941,860,947   $1,008,904,087     $597,022

11.  SUBSEQUENT EVENTS

The Company is party to an Agreement and Plan of Reorganization with the Emerald Funds (which are advised by Barnett Capital Advisors, Inc., an indirect wholly-owned subsidiary of NationsBank Corporation) pursuant to which the assets and liabilities (net) of the Emerald Managed Bond Fund of $77,246,297, the Emerald Short Term Bond Fund of $101,178,053 and the Emerald U.S. Government Securities Fund of $63,982,648 were acquired in a tax free exchange of shares by Strategic Fixed Income Fund, Short-Term Income Fund and Government Securities Fund, respectively, on May 15, 1998.

NationsBank of Texas merged into NationsBank on May 6, 1998. NationsBank began serving as custodian of the Company's and the Trust's assets and as sub-transfer agent for the Primary Shares on that date and is providing the same services as were previously provided by NationsBank of Texas.

NATIONS FUNDS

--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Strategic Fixed Income Fund, Nations U.S. Government Bond Fund, Nations Diversified Income Fund and Nations Global Government Income Fund (portfolios of Nations Fund Trust, Nations Fund, Inc. or Nations Fund Portfolios, Inc., hereafter referred to as the "Funds") at March 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been received by the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of Nations U.S. Government Bond Fund, formerly Pilot U.S. Government Securities Fund, for the periods ended May 16, 1997 were audited by other independent accountants whose report dated June 20, 1997 expressed an unqualified opinion on those statements.

Price Waterhouse LLP
Boston, Massachusetts
May 28, 1998

NATIONS FUNDS

--------------------------------------------------------------------------------
   TAX INFORMATION (UNAUDITED)

FOR THE PERIOD ENDED MARCH 31, 1998

The amount of long-term capital gains designated by the Trust, the Company or Nations Portfolios were as follows:

                    FUND                      28% RATE GAIN   20% RATE GAIN     TOTAL
                    ----                      -------------   -------------   ----------
Nations Strategic Fixed Income Fund.........   $4,204,193       $317,026      $4,521,219
Nations Diversified Income Fund.............      123,324        118,751         242,075
Nations Global Government Income Fund.......       60,904             --          60,904
Nations U.S. Government Bond Fund...........      681,741        757,362       1,439,103

                         [BACKGROUND DEPICTING BASKETS]

[NATIONS FUNDS LOGO]                                             BULK RATE
                                                                U.S. POSTAGE
P.O. BOX 32602                                                      PAID
Charlotte, NC 28234-4602                                        N READING, MA
Toll Free 1-800-982-2271                                          PERMIT NO.
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AR5 IN96120 3/98